UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

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☒Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material under §240.14a-12

OLD NATIONAL BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

One Main Street, Evansville, Indiana 47708

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Old National Bancorp (the “Company”) will be held as a virtual meeting on Wednesday, May 13, 2026, at 10:00 a.m., Central Time. You will be able to attend the Annual Meeting, vote your shares and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ONB2026 and entering your 16-digit control number located on your Notice and Access Card, Proxy Card or voting instruction form that you received. Because the Annual Meeting will be virtual, you will not be able to attend the meeting in person. The meeting will be held for the following purposes:

DATE AND TIME

Wednesday, May 13, 2026, at 10:00 a.m., Central Time

VIRTUAL MEETING

Access the meeting at www.virtualshareholder meeting.com/ONB2026 and enter your 16-digit control number located on your Notice and Access Card, Proxy Card or voting instruction form

WHO CAN VOTE

Holders of common stock of record at the close of business on March 20, 2026

1

Election of the Company’s Board of Directors consisting of 12 directors, with each to serve a term until the 2027 annual meeting of shareholders and until the election and qualification of his or her successor

2	Approval of a non-binding advisory proposal on the compensation of our named executive officers
3	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026
4	Approval of the Company’s 2026 Equity Compensation Plan
5	Transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponement thereof

The foregoing items of business, as well as instructions for accessing the virtual Annual Meeting, are more fully described in the Proxy Statement accompanying this Notice. Holders of common stock of record at the close of business on March 20, 2026 are entitled to notice of, and to vote at, the Annual Meeting. We will begin mailing the Notice and Access Card to certain of our shareholders on April 2, 2026. Shareholders who do not receive the Notice of Internet Availability of Proxy Materials will continue to receive a paper copy of our proxy materials through the U.S. Mail. All proxy materials will be available at www.oldnational.com/Proxy on or about April 2, 2026.

By Order of the Board of Directors

Nicholas J. Chulos

Executive Vice President,

Chief Legal Officer and Corporate Secretary

April 2, 2026

IMPORTANT
It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the meeting virtually, please vote your shares by telephone or the Internet or by completing and mailing your Proxy Card in the envelope provided.

Additional information on voting your shares is included in the attached Proxy Statement.

CERTAIN TERMS

Certain terms that we use in the accompanying Proxy Statement have particular meanings, as set forth below.

TERM	MEANING

2008 Equity Plan	Old National Bancorp Amended and Restated 2008 Incentive Compensation Plan, as amended
2026 Equity Plan	Old National Bancorp 2026 Equity Compensation Plan
401(k) Plan	Old National Bancorp Employee Stock Ownership and Savings Plan (a tax-qualified defined contribution plan)
AICP	The Company’s Annual Incentive Compensation Plan
Annual Meeting	2026 Annual Meeting of Shareholders of Old National Bancorp to be held virtually on May 13, 2026
Articles of Incorporation	Amended and Restated Articles of Incorporation of Old National Bancorp, as currently in effect
Board of Directors or Board	Board of Directors of Old National Bancorp
Bremer	Bremer Financial Corporation
Bremer Bank	Bremer Bank, National Association, which was a wholly-owned subsidiary of Bremer Financial Corporation prior to the completion of the partnership with Old National
By-Laws	Amended and Restated By-Laws of Old National Bancorp, as currently in effect
CECL	Current expected credit loss, an accounting metric
CEO	Chief Executive Officer
CFO	Chief Financial Officer
COO	Chief Operating Officer
Common Stock or common stock	Common stock, no par value per share, of Old National Bancorp
Company, Old National, we, us or our	Old National Bancorp
Compensation Committee	Talent Development and Compensation Committee of Old National Bancorp’s Board of Directors
CRC Agreements	Confidentiality and Restrictive Covenants Agreements between the Company and each NEO
Deloitte	Deloitte & Touche LLP
Directors Deferred Compensation Plan	Old National Bancorp’s Directors Deferred Compensation Plan
Employment Agreements	Employment agreements between the Company and each NEO
EPS	Earnings per diluted common share
Executive Deferred Compensation Plan	Old National Bancorp’s Executive Deferred Compensation Plan
FASB ASC	Financial Accounting Standards Board Accounting Standards Codification
Federal Reserve	Board of Governors of the Federal Reserve System or the Federal Reserve Bank of St. Louis
First Midwest Merger	The merger of equals transaction pursuant to which Old National Bancorp and First Midwest Bancorp, Inc. merged on February 15, 2022
Form 10-K	Old National Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2025
GAAP	U.S. generally accepted accounting principles
Internal Revenue Code	Internal Revenue Code of 1986, as amended
KRX Index	KBW Nasdaq Regional Banking Index (Old National Bancorp is included in this index)
Named Executive Officer or NEO	An executive officer who is named in the Summary Compensation Table in this Proxy Statement
Nasdaq	The Nasdaq Stock Market
Notice and Access Card	The Notice of Internet Availability of Proxy Materials
Notice of Annual Meeting or Notice	The Notice of Annual Meeting of Shareholders that accompanies this Proxy Statement
OCC	Office of the Comptroller of the Currency
Old National Bank or Bank	Old National Bank, which is a wholly-owned subsidiary of Old National Bancorp
PCAOB	Public Company Accounting Oversight Board
PCD loans	Purchased credit deteriorated loans
Performance Measure	A performance measure under the 2016 Equity Plan
Performance Target	A performance target under the 2026 Equity Plan
Prorated Annual Bonus	An amount equal to the target annual cash bonus under the AICP for the calendar year in which an employment termination occurs, prorated for the period of the executive’s employment during that year
Proxy	The designation of the authority to vote your shares of Old National Bancorp common stock at the Annual Meeting
Proxy Card	The proxy card or voting instruction form that accompanies this Proxy Statement
Proxy Statement	This Proxy Statement
Record Date

March 20, 2026 – the date used to determine the holders of common stock who are of record on the books and records of Old National Bancorp at the close of business on such date and who are entitled to notice of, and to vote at, the Annual Meeting

ROAA	Return on average assets
ROATCE	Return on average tangible common equity
ROE	Return on equity
SAR	Stock appreciation right
SEC	United States Securities and Exchange Commission
Securities Exchange Act	Securities Exchange Act of 1934, as amended
TSR	Total shareholder return
WTW	Willis Towers Watson, the independent compensation consultant to our Talent Development and Compensation Committee

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and the accompanying shareholder letter contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Rule 175 promulgated thereunder and Section 21E of the Securities Exchange Act of 1934 and Rule 3b-6 promulgated thereunder. Forward-looking statements can be identified by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “believe,” “anticipate,” “intend,” “estimate,” “continue,” “plan,” “project,” “potential,” and similar references to future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to certain risks, uncertainties and other factors that are difficult to predict, which could cause actual results, outcomes or events to differ materially from anticipated results, outcomes or events expressed or implied in such forward-looking statements.

There can be no assurance that actual results, outcomes or events will not differ materially from any projected future results, outcomes or events expressed or implied by such forward-looking statements. Additional factors and risks that could cause results, outcomes or events to differ materially from those described can be found in Old National’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC, as well as its other filings with the SEC.

The actual results, outcomes or events referenced in this Proxy Statement and the accompanying shareholder letter may not be realized or occur. You are cautioned not to rely too heavily on any such forward-looking statements. Old National urges you to consider all of the risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Old National. Forward-looking statements speak only as of the date of this Proxy Statement and the accompanying shareholder letter, and Old National undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events, conditions or otherwise, except to the extent required by applicable law.

One Main Street, Evansville, Indiana 47708

PROXY STATEMENT – SUMMARY

The following summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider, and you should read this Proxy Statement in its entirety, before voting your shares of Old National common stock in connection with the Annual Meeting.

GENERAL INFORMATION

DATE AND TIME	LOCATION	RECORD DATE
Wednesday, May 13, 2026 at 10:00 a.m., Central Time	Virtual/Online at www.virtualshareholder meeting.com/ONB2026	Holders of common stock of record at the close of business on March 20, 2026

VOTING	ADMISSION
Shareholders as of the Record Date are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote for each matter to be voted on at the Annual Meeting.

To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/ ONB2026. You will need the 16-digit control number included on your Notice and Access Card, Proxy Card or voting instruction form that accompanied this Proxy Statement.

PROPOSALS TO BE VOTED ON AND VOTING RECOMMENDATIONS OF OUR BOARD OF DIRECTORS

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE
1	Election of Directors	FOR each director nominee	28
2	Approval of a non-binding advisory proposal on the compensation of our named executive officers	FOR	74
3	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026	FOR	76
4	Approval of the Company’s 2026 Equity Compensation Plan	FOR	80

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	1

PROXY STATEMENT – SUMMARY

ELECTION OF DIRECTORS

(SEE Item 1 Starting on PAGE 28)

The first item of business at the Annual Meeting will be the election of 12 directors of the Company. The nominees are set forth in the table below. Each nominee is currently serving as a director of the Company. Our Board of Directors recommends voting “FOR” each of the nominees.

NAME	DIRECTOR SINCE	PRINCIPAL OCCUPATION	INDEPENDENT
Barbara A. Boigegrain	2022	Former Chief Executive Officer & General Secretary, Wespath Benefits and Investments
Thomas L. Brown	2022	Former Senior Vice President & Chief Financial Officer, RLI Corp. (NYSE); former partner, PricewaterhouseCoopers LLP
Kathryn J. Hayley	2022	Chief Executive Officer, Rosewood Advisory Services, LLC; former Executive Vice President, UnitedHealthcare, a subsidiary of UnitedHealth Group, Inc. (NYSE)
Peter J. Henseler	2022	Former Chairman, TOMY International
Daniel S. Hermann	2020	Founding partner, Lechwe Holdings LLC; former Chief Executive Officer, AmeriQual Group, LLC
Ryan C. Kitchell	2018	Former Executive Vice President, Chief Administrative Officer & Chief Financial Officer, Indiana University Health
Daniel C. Reardon	2025	Co-Chief Executive Officer & Trustee, Otto Bremer Trust
James C. Ryan, III	2019	Chairman & Chief Executive Officer, Old National Bancorp	–
Thomas E. Salmon	2018	Former Chairman & Chief Executive Officer, Berry Global Group, Inc. (NYSE)
Michael J. Small	2022	Chairman, Kognitive Networks, Inc.; former President and Chief Executive Officer of GoGo, Inc. (Nasdaq)
Derrick J. Stewart	2015	Executive Vice President and Chief Operating Officer, YMCA Retirement Fund
Katherine E. White	2015	Professor of Law, Wayne State University Law School; Retired Brigadier General, U.S. Army National Guard

2	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

PROXY STATEMENT – SUMMARY

Advisory vote on NAMED EXECUTIVE OFFICER COMPENSATION
(See page 74)

We are asking shareholders to approve, on an advisory (non-binding) basis, a resolution regarding the compensation paid in 2025 to our named executive officers, as disclosed in this Proxy Statement.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(See page 76)

We are asking shareholders to ratify, on an advisory (non-binding) basis, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

APPROVAL OF THE COMPANY’S 2026 EQUITY COMPENSATION PLAN
(SEE PAGE 80 and Appendix 1)

We are asking shareholders to approve the adoption of the Company’s 2026 Equity Compensation Plan.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	3

ABOUT OLD NATIONAL

Our Business

Old National Bancorp is the holding company for Old National Bank. We are the sixth largest banking company by asset size headquartered in the Midwest and rank among the top 25 banking companies based in the United States, with total assets of approximately $72 billion and $37 billion of assets under management as of December 31, 2025.

Tracing our roots to 1834, we currently operate 346 banking centers located primarily throughout the Midwest and Southeast regions of the United States, including Illinois, Indiana, Iowa, Kentucky, Michigan, Minnesota, North Carolina, North Dakota, Tennessee and Wisconsin. In addition, we maintain wealth management/investment advisory offices in these states, as well as in Naples (Florida), Scottsdale (Arizona) and St. Louis. In Cleveland, Kansas City and St. Louis, we also maintain commercial banking offices. We have operations in six of the largest metropolitan areas in the Midwest. Our wealth management and investment advisory services are provided principally through our 1834 division of Old National Bank.

Since our founding, we have focused on relationship banking by building long-term, highly valued partnerships with our clients and the communities we serve. We provide extensive commercial, consumer and real estate lending and depository, wealth management, investment advisory, trust, private banking, capital markets and other banking services.

We have acquired over 50 financial institutions and other financial services businesses since forming our holding company in 1982. We consider possible mergers and acquisitions based on a disciplined evaluation process that includes financial, strategic and cultural alignment with the Company. We expect that future mergers and acquisitions will be consistent with this process and our core strategy of focusing on community banking, client relationships and consistent strong earnings.

Bremer Bank

On May 1, 2025, we completed our partnership with Bremer and its wholly-owned subsidiary, Bremer Bank, headquartered in St. Paul, Minnesota, which we announced on November 25, 2024. This partnership added 70 banking centers located in Minnesota, North Dakota and Wisconsin. At the closing of this partnership, Bremer had total assets of approximately $16.3 billion, total deposits of $12.9 billion, total loans of $11.1 billion and total assets under management of $8.3 billion.

Better Together

Better Together describes both our culture and our team-focused commitment to our clients and communities, which helps drive our continued success.

Strategic benefits of Better Together include:

●	Top-tier commercial and community bank. We operate a bank with broad commercial and consumer product and service offerings within our Midwest and Southeast U.S. footprint. This allows us to serve existing clients, as well as new and larger clients across our markets.
●	Financial benefits to shareholders. We were able to deliver strong financial performance, including record performance for several key metrics, and value creation for our shareholders in 2025, which positions us well for 2026 and beyond (see page 7 for a summary of our 2025 financial performance).

4	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

ABOUT OLD NATIONAL

●	Strong market position. With our size, banking operations in six of the largest Midwestern metropolitan areas, a recognized brand, strong commercial banking capabilities, a robust retail footprint and a significant wealth management platform, we have a market presence that allows us to compete effectively, attract and retain top talent and deliver superior financial performance.
●	Emphasis on corporate culture. We are intentional about sustaining our strong culture of collaboration, trust, inclusiveness and belonging to empower our team members to thrive and succeed.
●	Team member focus. Through meaningful career and leadership development opportunities, workplace recognitions and an ongoing commitment to corporate culture, we successfully attract, retain and engage top talent that drives our continued success. Several of our workplace recognitions are discussed on page 8.
●	Community engagement. We continue to build on our longstanding history of service and strengthening our communities by championing local initiatives and driving positive changes throughout our markets.
●	Technology capabilities. Through scale and profitability, combined with deep technology and data expertise, we are accelerating our digital transformation, responsibly deploying artificial intelligence capabilities and continuing to invest in innovative commercial, consumer and wealth management products and services.

Our Mission, Vision and Values

Our culture is shaped by a clear set of core values, and we operate our business with uncompromised integrity and the highest level of ethics. As part of our Better Together mindset, we maintain our Mission, Vision and Values to reflect where we are today as a premier, mid-sized bank and our aspirations for the future.

●	Our Purpose (Mission). With deep roots as a trusted partner, we invest our time, heart and expertise so that our clients and communities thrive.
●	Our Why (Vision). To be the bank of choice that helps our clients fulfill their dreams, passionately supports our communities and invests in the growth and development of our team members.
●	Who We Are (Values). The culture of Old National is rooted in our six core values. These values strengthen us and the fabric of the communities we serve, distinguish our team members as our greatest asset and allow us to deliver a consistent, convenient and customized experience for every client.

○Integrity – we are trusted, authentic and ethical

○Collaboration – we genuinely believe we are Better Together

○Excellence – we consistently deliver our best

○Optimism – we embrace a spirit of possibilities

○Inclusion – we courageously embrace our differences

○Agility – we are resourceful and innovative

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	5

ABOUT OLD NATIONAL

Our Corporate Strategy

Old National’s principal strategic objective is to be a top performing bank that is a primary, trusted partner to our clients in the communities we serve, and a highly respected, highly valued employer that continually empowers our team members to grow, develop and succeed.

6	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

ABOUT OLD NATIONAL

2025 Highlights

2025 was a successful year for Old National, with record performance for several key metrics. Selected highlights from 2025 (and early 2026 for our outstanding Community Reinvestment Act rating) are below.

Record Adjusted EPS* $2.21	Record Adjusted Net Income* $809 million	Record Adjusted Efficiency Ratio* 48.8% Top decile of KRX Index
Adjusted Return on Average Tangible Common Equity* 18.6% Top decile of KRX Index	Adjusted Return on Average Assets* 1.26%	3-year Total Shareholder Return (2023-2025) 39.4% Top quartile of KRX Index
Continued Growth of Tangible Book Value 15% year-over-year (YOY) Top quartile of KRX Index	Continued Strong Capital Position Following Bremer Partnership Total capital to risk-weighted assets = 12.85% Tier 1 capital to risk-weighted assets = 11.53%	Total Loan Growth (YOY) (excluding Bremer partnership) 5.1%
Total Deposit Growth (YOY) (excluding Bremer partnership) 4.9%	Peer Leading, Granular and Long-Tenured Deposit Base Average deposit size is ~ $36,000 75% of core deposits have a tenure of greater than 5 years	Net Loan Charge-Offs** 0.19% Solid and consistent credit quality and discipline
Continued Commitment to our Team Members See page 8	Longstanding Dedication to the Communities We Serve See page 9	Outstanding Community Reinvestment Act (CRA) Rating from the Office of the Comptroller of the Currency See page 9

*Includes adjusted, non-GAAP financial measures that exclude certain items, such as merger-related charges associated with completed and pending acquisitions, CECL Day 1 non-PCD provision expense, pension plan gain, reduction to previously accrued FDIC special assessment and net securities losses. The equivalent GAAP measures for the non-GAAP measures referenced above are: EPS: $1.79; Net Income: $653 million; Efficiency Ratio: 55.1%; ROATCE: 15.3%; ROAA: 1.02%. Reference is made to the non-GAAP reconciliation included in the Company’s January 21, 2026 press release reporting its financial results for its 2025 fourth quarter and full year, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2026.

**Excludes PCD loans

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	7

ABOUT OLD NATIONAL

Commitment to Excellence and Valuing our Team Members

Old National’s culture and commitment to excellence are among the pillars of our success and support the emphasis we place on our team members. We invest in the growth and development of our team members and recognize that they are differentiators that allow us to execute our corporate strategy and passionately support our communities. Several of our workplace awards that we received in 2025 reflect the value and success of this approach.

WORKPLACE RECOGNITIONS

●
Points of Light – The Civic 50: Recognizing Old National for the 2nd consecutive year in 2025 as one of the 50 most community-minded companies in the U.S., the Civic 50 award is based on strong employee volunteering, community investment and social impact programs.
●
Military Friendly Employer: Recognizes a commitment to recruiting, retaining and advancing veterans and military-connected team members.
●
Bauer Financial: Rated a 5-Star (Superior) for financial strength and stability, which is Bauer’s highest rating.

8	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

COMMITMENT TO OUR COMMUNITIES

Volunteer Hours, Grants and Sponsorships

At the center of our culture and strategy is the belief that we are only as strong as the communities we serve. Old National is committed to serving as a cornerstone of our local communities and maintaining transparency in our corporate governance practices. We also aim to strengthen the communities we serve through team member volunteer activities and corporate philanthropy.

Even with our significant growth over the past decade, we remain true to our roots and maintain our dedication to being a community bank with team members who are active members of the cities and towns they call home – in short, we are a mid-sized bank with a community bank DNA. Old National team members consistently strive to make a positive difference in the communities we serve and actively share their talents through volunteer activities in education, economic development, human and health services and community reinvestment. For example, in 2025:

●	Our team members donated more than 67,000 volunteer hours; and
●	Old National and its Foundation made grants and sponsorships of $13.6 million benefitting nearly 2,100 organizations serving our communities

Outstanding Rating under Community Reinvestment Act

The Company’s principal subsidiary, Old National Bank, earned an Outstanding rating under the federal Community Reinvestment Act (“CRA”) from the Office of the Comptroller of the Currency (“OCC”) for the most recent CRA performance evaluation period. This represents the highest rating under the CRA.

CRA evaluations by the OCC are rigorous assessments of how well banks like Old National meet the credit, investment and service needs of the communities we serve, with particular emphasis on low-to-moderate income individuals and neighborhoods. This Outstanding rating reflects the dedication and collaboration of teams across Old National who are committed to serving and strengthening the communities we serve.

Community Growth Plan

In 2022, we announced our $8.3 billion Community Growth Plan that builds on our long-standing commitment to community development initiatives. In 2024, we announced an increase of approximately $1.2 billion to our Community Growth Plan that expanded this support throughout our Southeast footprint. In May 2025, we announced an additional $1.6 billion increase to our commitments under our Community Growth Plan in connection with our partnership with Bremer Bank, which expands our support of the communities in which Bremer Bank previously operated.

Community Initiatives

Our 2025 Community Action Report, which is targeted to be available on our website in April 2026, summarizes the Company’s and our team members’ commitment to our communities, as well as numerous awards and recognitions.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	9

GENERAL INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement relates to our Annual Meeting to be held on May 13, 2026, at 10:00 a.m., Central Time. The Annual Meeting will be held in a virtual-only meeting format in order to facilitate shareholder attendance and participation by enabling shareholders to participate from any location at no cost. As such, you will not be able to attend the Annual Meeting in person at a physical location. This Proxy Statement and the Proxy Card are being furnished by the Company in connection with a solicitation of proxies by our Board of Directors.

We are pleased to take advantage of the SEC rule that permits companies to furnish proxy materials to shareholders over the Internet at www.oldnational.com/Proxy, and those proxy materials will be available by April 2, 2026. Beginning on or about April 2, 2026, we will send to most of our shareholders, by email or U.S. mail, a Notice and Access Card for our Annual Meeting containing instructions on how to access the proxy materials over the Internet and vote online. This method offers a convenient, cost-effective and environmentally friendly way for shareholders to review the materials relating to the Annual Meeting and vote.

The Notice and Access Card is not a Proxy Card and cannot be used to vote at our Annual Meeting. If you receive a Notice and Access Card and would like to receive paper copies of the Annual Meeting proxy materials, please follow the instructions in the Notice and Access Card, and the proxy materials will be mailed to you. Shareholders who do not receive the Notice and Access Card for the shareholder meeting will continue to receive a paper copy of our proxy materials, including a Proxy Card.

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection, upon written request of any shareholder of record as of the Record Date, at our principal office beginning five business days prior to the Annual Meeting and will be accessible during the Annual Meeting at www.virtualshareholdermeeting.com/ONB2026.

Important Notice Regarding the Availability of Proxy Materials

A copy of the Company’s 2025 annual report to shareholders accompanies this Proxy Statement. The Notice of Annual Meeting, this Proxy Statement and our 2025 annual report to shareholders also are available at www.oldnational.com/Proxy. If you would like to receive, without charge, a paper copy of our 2025 annual report, please contact our Corporate Secretary at Old National Bancorp, P.O. Box 718, Evansville, Indiana 47705-0718.

Who can attend the Annual Meeting?

Only shareholders of the Company of record as of the Record Date of March 20, 2026 and guests of the Company may virtually attend the Annual Meeting.

Who may vote at the Annual Meeting?

The Notice of Annual Meeting, this Proxy Statement and our 2025 annual report to shareholders are provided to holders of the Company’s common stock who were shareholders of record on the Record Date. Only holders of the Company’s common stock of record on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 386,315,186 shares of common stock of the Company were outstanding.

To the knowledge of the Company, no person or firm, other than Otto Bremer Trust, BlackRock, Inc. and FMR LLC, beneficially owned more than 5% of the outstanding common stock of the Company as of the Record Date. As of the Record Date, no individual director, director nominee or officer beneficially

10	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

owned more than 5% of the outstanding shares of common stock of the Company. Daniel C. Reardon, who is a current director of the Company and a nominee for election as a director at the Annual Meeting, is the co-CEO and a trustee of Otto Bremer Trust.

How do I attend the Annual Meeting?

Our Annual Meeting will take place via a webcast at www.virtualshareholdermeeting.com/ONB2026. You will not be able to attend the Annual Meeting in person at a physical location. If you are a registered shareholder as of the Record Date, you may attend the Annual Meeting by visiting the virtual meeting website and entering the 16-digit control number that is printed on your Notice and Access Card or Proxy Card. You may log in beginning at 9:45 a.m., Central Time, on May 13, 2026. The Annual Meeting will begin promptly at 10:00 a.m., Central Time.

Even if you plan to attend the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described in this Proxy Statement to ensure that your shares will be represented, and your vote counted, at the Annual Meeting.

How do I submit questions during the Annual Meeting?

Shareholders will be able to submit questions upon accessing the virtual meeting until the conclusion of the meeting by typing the question into the “Ask a Question” field and then clicking “Submit.” During the meeting, we will answer questions that comply with the meeting rules of conduct, subject to time constraints. If we receive substantially similar questions, we may group these questions together. Questions and answers relevant to meeting matters that we do not have time to answer during the Annual Meeting will be posted to our website following the meeting.

Where will the Rules of Conduct for the Annual Meeting be available?

We will post the meeting rules of conduct at www.virtualshareholdermeeting.com/ONB2026.

What can I do if I need technical assistance during the Annual Meeting?

If you encounter any difficulties accessing the Annual Meeting during either the check-in process or the meeting, please call the technical support number that will be posted on the Annual Meeting log-in page.

What are the Voting and Proxy Procedures for the Annual Meeting?

Each share of the Company’s outstanding common stock on the Record Date will be entitled to one vote at the Annual Meeting. If you receive a Notice and Access Card by email or U.S. mail, you will not receive a printed copy of the Proxy Statement or our 2025 annual report to shareholders, unless you request the materials by following the instructions included in the Notice and Access Card.

If your shares are registered in your name, you may vote your shares via the Internet (at www.ProxyVote.com), by telephone (1-800-690-6903) or, if you receive printed copies of the proxy materials, by completing, signing, dating and returning your Proxy Card by U.S. mail in the postage-paid envelope provided. Simply follow the instructions on the Notice and Access Card or Proxy Card you receive to vote prior to the applicable deadline for the Annual Meeting that is shown on the Notice and Access Card or Proxy Card. If your shares are registered in your name, you also may vote online during the virtual Annual Meeting by accessing and following the voting instructions at www.virtualshareholdermeeting.com/ONB2026.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	11

GENERAL INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

If your shares are held in “street name” through a broker, bank, trustee or other nominee, please follow the instructions provided by your broker, bank, trustee or other nominee on the voting instruction form or Notice and Access Card in order to vote your shares via the Internet, or by signing, dating and returning the voting instruction form provided by your broker, bank, trustee or other nominee. In this circumstance, you are a shareholder whose shares are held in “street name” and your broker is considered the shareholder of record. We refer to brokers, banks, trustees and other nominees that hold shares on behalf of others in this Proxy Statement collectively as “brokers.”

Shares of the Company’s common stock for which instructions are received will be voted in accordance with the shareholder’s instructions. If you use your Proxy Card, the Internet or telephonic voting, but do not specify how you desire to vote your shares, the designated proxies will vote your shares in accordance with the recommendations of our Board of Directors on Items 1-4 and in the judgment of the designated proxies as to any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

What are the Quorum Requirements for the Annual Meeting?

Holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting must be present, either in attendance virtually or represented by proxy, to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Once a share is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the Annual Meeting and for any adjournment, unless a new record date is set for an adjourned meeting.

Can I change my vote after I return my Proxy Card or after voting on the internet or telephonically?

If you are a shareholder whose shares are registered in your name, you may change your vote through one of the following methods:

●	Voting electronically via the Internet (at www.ProxyVote.com) or by telephone (1-800-690-6903), after the date of your earlier-submitted Proxy Card and before the applicable voting deadline shown on your Proxy Card.
●	Voting electronically during the Annual Meeting through the virtual meeting site at www.virtualshareholdermeeting.com/ONB2026 prior to the taking of the vote at the Annual Meeting, by following the online instructions for such voting. Your virtual attendance at the Annual Meeting will not automatically revoke your earlier proxy unless you properly vote at the Annual Meeting.
●	Completing, signing, dating and returning a later-dated Proxy Card to the Company’s Corporate Secretary at Old National Bancorp, P.O. Box 718, Evansville, Indiana 47705-0718, provided that the later-dated Proxy Card is received by the Company before the applicable voting deadline shown on your Proxy Card.
●	Sending written notice of revocation to the Company’s Corporate Secretary at Old National Bancorp, P.O. Box 718, Evansville, Indiana 47705-0718, provided that the notice is received by the Company prior to the applicable voting deadline shown on your Proxy Card.

No later-dated Proxy Card or notice of revocation will be effective unless received by the Company’s Corporate Secretary before the Annual Meeting and prior to the applicable voting deadline. Shareholders of record as of the Record Date may obtain an additional Proxy Card by contacting the Company’s Corporate Secretary at the above address.

12	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

If you hold your shares in “street name” through a broker, you may revoke your voting instruction form by following the instructions provided by your broker that holds shares on your behalf.

How many votes are needed to have each of the proposals pass?

Election of Directors. Old National is an Indiana corporation and, under Indiana law, directors are elected by a plurality vote unless provided otherwise. A plurality vote means that nominees who receive the greatest number of votes cast by shareholders entitled to vote in the election of directors will be elected, even if such amount is less than a majority of the votes cast at the Annual Meeting.

Our Board of Directors has adopted a corporate governance policy regarding director elections that is contained in our Corporate Governance Guidelines (available on our website at www.oldnational.com under the Investor Relations/Governance link). The policy provides that in an uncontested election, any nominee for director who receives a greater number of votes “withheld” for his or her election than votes “for” such election will tender his or her resignation as a director promptly following the certification of the shareholder vote. The Company’s Nominating and Corporate Governance Committee, without participation by any director so tendering his or her resignation, will consider the resignation offer and recommend to the Board whether to accept it. The Board, without participation by any director so tendering his or her resignation, will act on the Nominating and Corporate Governance Committee’s recommendation no later than 90 days following the date of the Annual Meeting at which the election occurred. If the Board decides to accept the director’s resignation, the Nominating and Corporate Governance Committee will recommend to the Board whether the Board should fill the resulting vacancy or reduce the size of the Board. We will promptly disclose the Board’s decision and the reasons for the decision in a press release that also will be filed with the SEC in a Current Report on Form 8-K.

Shareholders do not have cumulative voting rights in the election of directors.

Approval of a Non-Binding Advisory Proposal on Executive Compensation. The advisory proposal on executive compensation will be approved if a greater number of votes are cast “for” the proposal than “against” the proposal. Because the vote is advisory, it will not be binding on the Company or the Board. Our Compensation Committee and our Board will take the vote results on this proposal into consideration when making future decisions regarding executive compensation.

Ratification of the Appointment of the Independent Registered Public Accounting Firm. The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026 will be approved if a greater number of votes are cast “for” the proposal than “against” the proposal.

Approval of the Company’s 2026 Equity Compensation Plan. The 2026 Equity Compensation Plan will be approved if a greater number of votes are cast “for” the proposal than “against” the proposal.

The foregoing vote outcomes assume that a quorum is present at the Annual Meeting.

How are abstentions and broker non-votes treated for voting purposes?

An abstention occurs when a shareholder has returned a Proxy Card with an “abstain” instruction or attends the Annual Meeting and affirmatively abstains from voting. Abstentions will have no effect on any proposals to be voted on at the Annual Meeting.

A “broker non-vote” occurs when, with respect to shares held in “street name,” a broker is not permitted to vote on a non-routine matter without instructions from the beneficial owner of the shares and the

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	13

GENERAL INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

beneficial owner fails to provide the broker with such instructions. If your shares are held in “street name,” you must instruct your broker on how to vote your shares by following the instructions provided by your broker. If you do not give your broker voting instructions, your broker will have discretion to vote your shares only for routine matters.

It is expected that the proposal to ratify the appointment of the independent registered public accounting firm will be the only routine matter to be voted on at the Annual Meeting. For the election of directors and the proposals relating to executive compensation and the 2026 Equity Compensation Plan to be voted on at the Annual Meeting, the votes associated with shares held in “street name” for which you do not give your broker voting instructions will be considered “broker non-votes,” which means your broker will not have discretion to vote your shares on those matters. Broker non-votes will not affect the outcome of the election of directors, the advisory vote on executive compensation or the approval of the 2026 Executive Compensation Plan. The proposal to ratify the appointment of our auditors is considered a routine matter and, therefore, if your shares are held in street name and you do not instruct your broker how to vote, your broker will have discretion to vote your shares on this matter.

What is “householding”?

We have adopted a procedure called “householding.” Under this procedure, a single copy of this Proxy Statement and our 2025 annual report to shareholders will be sent to any household at which two or more shareholders reside if they appear to be members of the same family, unless we have received other instructions from one of the shareholders at that address that such shareholder wishes to receive an individual copy. This procedure reduces our printing and mailing costs.

Shareholders who participate in householding will continue to receive separate Proxy Cards or separate Notice and Access Cards.

If your household received a single Proxy Statement and 2025 annual report to shareholders this year, but you would prefer to receive your own copy, please contact the Broadridge Householding Department, by calling their toll-free number (1-866-540-7095) or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days after receipt of your instructions, at which time you will then be sent separate copies of the proxy materials.

Shareholders sharing an address who are receiving multiple copies of the Proxy Statement, Proxy Card and annual report to shareholders may request a single copy by contacting the Company’s Stock Transfer Agent, Continental Stock Transfer & Trust Company, at 1-800-677-1749, or by writing to Continental at One State Street, New York, New York 10004-1561 or emailing Continental at cstmail@continentalstock.com. Shareholders must provide the account numbers associated with the shared address.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your broker to request information about their householding procedures.

How are shares held in Company benefit plans treated?

Participants in our 401(k) Plan, First Midwest Bancorp, Inc. Nonqualified Retirement Plan, First Midwest Bancorp, Inc. Nonqualified Deferred Compensation Plan for Nonemployee Directors, First Midwest Bancorp, Inc. Stock Option Gain Deferral Plan and Bremer Financial Corporation Employee Stock Ownership Plan will receive correspondence from Broadridge describing how to access the proxy materials for the Annual Meeting and vote your shares held in those plans.

14	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

The trustees under these plans will vote the shares held for the account of each participant in accordance with the instructions received from the participant. If the trustees do not receive voting instructions by the deadline they specify, the trustees will vote the shares proportionally in the same manner as those shares for which instructions were received. Because the participants are the beneficial owners and not the record owners of the related shares, the participants may not vote these shares directly at the Annual Meeting – only the trustees may do so. Individual voting instructions to the plan trustees will be kept confidential and will not be disclosed to any directors, officers or employees of the Company.

How do I designate my proxy to vote at the Annual Meeting?

A Proxy is your direction to another person to vote your shares. By completing, dating, signing and returning your Proxy Card, or by voting via the internet or by telephone, you are directing the proxies named in the Proxy Card to vote in accordance with your instructions. To be valid, your vote by Proxy Card, internet or telephone must be received by the deadline specified on the Proxy Card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by Proxy Card, Internet or telephone in advance of the virtual meeting.

Who will pay for the costs involved in the solicitation of proxies?

The Company will pay all costs of the solicitation of proxies for our Annual Meeting, as well as all costs of preparing, assembling, printing and distributing the proxy materials for the meeting. In addition to solicitations by mail, directors and officers of the Company and its subsidiaries may solicit proxies personally, by telephone, fax, electronic mail or internet or in person. Our directors and officers will receive no additional compensation for the solicitation of proxies. The Company may retain the services of a proxy solicitation firm to assist with the solicitation of proxies. The Company will pay all of the fees and any other costs and expenses incurred in connection with retaining any such firm, which expenses are expected to be nominal.

We have requested that brokers, banks, trustees or other nominees forward proxy-soliciting materials for the Annual Meeting to the beneficial owners of our common stock.

Other matters related to the Annual Meeting

Only matters brought before the Annual Meeting in accordance with the Company’s By-Laws will be considered. Other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement, the Company does not know of any other matters that will be presented at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, the designated proxies will vote in accordance with their judgment.

Should any nominee for director become unable or unwilling to accept nomination or election, the designated proxies intend to vote for the election of another person if recommended by the Nominating and Corporate Governance Committee and nominated by the Board. The Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

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CORPORATE GOVERNANCE AT OLD NATIONAL

Our Board of Directors is committed to maintaining strong coRporate governance practices.

For additional information about our corporate governance practices, you may view the following documents on our website at www.oldnational.com under the Investor Relations/ Governance link. These documents also are available to any interested party who requests them by writing to: Corporate Secretary, Old National Bancorp, P.O. Box 718, Evansville, Indiana 47705-0718.

●
Corporate Governance Guidelines
●
Code of Business Conduct and Ethics (applicable to all directors, officers and team members)
●
Code of Ethics for CEO and Senior Financial Officers
●
Audit Committee Charter
●
Enterprise Risk Committee Charter
●
Executive Committee Charter
●
Nominating and Corporate Governance Committee Charter
●
Talent Development and Compensation Committee Charter
Corporate Governance Guidelines and Committee Charters

Our Corporate Governance Guidelines and committee charters describe various aspects of our corporate governance practices. The Corporate Governance Guidelines and charters are intended to ensure that our Board of Directors has certain practices in place relating to oversight of management and various components of our business and to ensure Board decision making is independent of management.

Code of Business Conduct and Ethics

We have adopted a comprehensive Code of Business Conduct and Ethics, which applies to all of our directors, officers and team members, as well as a Code of Ethics for CEO and Senior Financial Officers, which applies to our CEO and senior financial officers. Annually, all directors, officers and team members are required to certify that they have reviewed and are in compliance with the Code of Business Conduct and Ethics. Similarly, our CEO and senior financial officers must certify annually that they have reviewed and are in compliance with our Code of Ethics for CEO and Senior Financial Officers.

Our Code of Business Conduct and Ethics meets the requirements of a “code of ethics” as defined by applicable SEC rules and also meets the requirements of a “code of conduct” under applicable Nasdaq rules. Waivers of the Code of Business Conduct and Ethics for directors or executive officers must be approved by our Board of Directors. Waivers of the Code of Ethics for CEO and Senior Financial Officers also must be approved by our Board of Directors.

16	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

CORPORATE GOVERNANCE AT OLD NATIONAL

Director Independence

Following a recommendation from our Nominating and Corporate Governance Committee, our Board of Directors determines annually the independence of all non-employee directors in accordance with the independence requirements of our Corporate Governance Guidelines and the applicable Nasdaq listing requirements. Accordingly, each year, the Board affirmatively determines whether each non-employee director has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of the Company.

In connection with this determination, each non-employee director is required to complete an annual questionnaire that provides information about any relationship that might affect a determination of independence. Management then provides the Nominating and Corporate Governance Committee and the Board of Directors with relevant information about any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the applicable Nasdaq listing requirements.

Based on this process, the Board affirmatively determined that each of the directors nominated for election at the Annual Meeting is independent under the applicable Nasdaq listing requirements, with the exception of Mr. Ryan, our Chairman and CEO, who is an employee of the Company. In addition, the Board of Directors determined that:

●	Each member of the Audit Committee is financially literate and has accounting or related financial management expertise (as such qualifications are defined under applicable Nasdaq rules).
●	Thomas L. Brown, Michael J. Small and Stephen C. Van Arsdell (through Mr. Van Arsdell’s retirement from the Board of Directors and the Audit Committee at the Annual Meeting) are “audit committee financial experts” within the meaning of the rules and regulations of the SEC.
●	Each member of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act.

Board Leadership Structure

Each member of our Board of Directors is elected by our shareholders, and the Board selects our Executive Leadership Team, which is the executive management team charged with the conduct of the Company’s business. Having selected the Executive Leadership Team, the Board acts as an advisor to management and ultimately monitors their performance. The Board has responsibility for general oversight of the business and affairs of the Company and, in exercising this responsibility, receives information from management about the Company’s business, performance and risks. This involvement enables the Board to exercise its decision-making authority on appropriate matters of importance to the Company and to provide guidance to management in formulating and developing the Company’s business plans. The Board of Directors approves the Company’s strategic plan and its annual operating plan and budget. Acting as a full Board and through the Board’s five standing committees, the Board of Directors regularly reviews the Company’s progress against its strategic plan and annual operating plan and budget, as well as monitors risks and areas of strategic importance to, the Company.

Lead Independent Director

The Company’s Corporate Governance Guidelines require that the Company have a Lead Independent Director when the Chairman and CEO positions are held by the same person or if both positions are

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	17

CORPORATE GOVERNANCE AT OLD NATIONAL

held by insiders. Mr. Ryan is our Chairman and CEO, and our Lead Independent Director is Daniel S. Hermann. The Lead Independent Director’s duties and responsibilities are set forth in our Corporate Governance Guidelines and include, among other responsibilities, presiding at all meetings of the Board at which the Chairman is not present; leading sessions (no less frequently than quarterly) of the independent directors of the Board; consulting and meeting with any or all independent directors as needed; advising on the scope, quality and timeliness of information sent to the Board; leading the Board’s annual self-assessment process; mentoring and counseling new members of the Board to assist them in becoming active and effective directors; leading the Board in the annual evaluation of the CEO’s performance; serving as interim Chairman of the Board in the event of the death, incapacitation or any other reason that the current Chairman is not serving as the Chairman of the Board; and performing such other duties and responsibilities as may be delegated to the Lead Independent Director by the Board from time to time.

Board and Committee Meetings

During 2025, our Board of Directors held four quarterly meetings. Each director attended at least 75% of the meetings of the Board and the meetings of the committees on which he or she served in 2025. Thirteen of our 16 directors had 100% attendance records in 2025. The remaining three directors attended 88-95% of the Board and respective committee meetings.

The Board holds executive sessions without management present at each of its meetings. The Board’s committees (other than the Executive Committee, which meets on an as-needed basis) hold executive sessions as needed, with the committees having between one and three executive sessions each year in connection with their regular meetings.

The Company has not established a formal policy regarding director attendance at its annual meetings of shareholders, but it encourages all directors to attend our Annual Meeting. All of our directors attended our Annual Meeting in 2025.

Committees of our Board

The Board currently has the following five standing committees: Audit, Enterprise Risk, Executive, Nominating and Corporate Governance, and Talent Development and Compensation.

Each committee maintains a charter that includes information regarding the committee’s composition, purpose, duties and responsibilities. The committee charters are reviewed annually by each committee and our Board of Directors. The charters are available on our website at www.oldnational.com under the Investor Relations/Governance link. The number of meetings held in 2025, the current chair, vice chair and membership as of the date of this Proxy Statement and the key responsibilities for each committee are set forth below.

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CORPORATE GOVERNANCE AT OLD NATIONAL

Audit Committee

Committee Members	Key Responsibilities	# of Meetings in 2025
Stephen C. Van Arsdell (Chair)* Thomas L. Brown (Vice Chair) Barbara A. Boigegrain Kathryn J. Hayley Peter J. Henseler Daniel C. Reardon Michael J. Small Katherine E. White
–
Oversees the integrity of the Company’s financial statements and its financial reporting process
–
Appoints and reviews the independence, qualifications and performance of the Company’s independent registered public accounting firm
–
Oversees the scope and results of the independent registered public accounting firm’s audits and other services, if any
–
Oversees the Company’s system of internal control over financial reporting
–
Oversees the Company’s internal audit function
–
Reviews the Company’s actions in response to any matters raised by the independent registered public accounting firm or internal auditors
–
Reviews the Company’s compliance with legal and regulatory requirements in relation to financial reporting
–
Is responsible for the preparation of a report required by the SEC to be included in this Proxy Statement
8

Enterprise Risk Committee

Committee Members	Key Responsibilities	# of Meetings in 2025
Thomas L. Brown (Chair) Thomas E. Salmon (Vice Chair) Peter J. Henseler Ryan C. Kitchell Ellen A. Rudnick* Michael J. Small Derrick J. Stewart Katherine E. White
–
Monitors the Company’s key enterprise risk categories: credit; information security and technology (including artificial intelligence); liquidity; market; operational; regulatory, legal and compliance; strategic; and talent management
–
Discusses with management the results of regulatory examinations
–
Oversees management with respect to the Company’s enterprise risk management framework and risk appetite statement, as well as certain policies and procedures relating to risk
–
Reviews reports from management relating to the Company’s credit controls and loan review processes
–
Discusses with management the Company’s allowance for credit losses and loan review activities
–
Reviews reports from management relating to the Company’s market and liquidity position
–
Monitors the Company’s information technology and information security/cyber risks
4

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CORPORATE GOVERNANCE AT OLD NATIONAL

Executive Committee

Committee Members	Key Responsibilities	# of Meetings in 2025
James C. Ryan, III (Chair) Daniel S. Hermann (Vice Chair) Thomas L. Brown Kathryn J. Hayley Ellen A. Rudnick* Thomas E. Salmon Rebecca S. Skillman* Stephen C. Van Arsdell*
–
Recommends to the Board the Company’s annual operating plan/budget and multi-year strategic plan
–
Provides guidance to management on strategic direction of the Company and other corporate or operational matters
–
Review reports from management on stock performance of the Company
–
Discusses corporate development and other acquisition opportunities with management
–
Discusses the Company’s capital plan with management
–
Performs such other responsibilities as the Board of Directors may determine

**The Executive Committee’s key responsibilities were overseen by the full Board of Directors in 2025

Did not meet in 2025 – Committee meets on as-needed basis**

Nominating and Corporate Governance Committee

Committee Members	Key Responsibilities	1.	# of Meetings in 2025
Daniel S. Hermann (Chair) Ryan C. Kitchell (Vice Chair) Barbara A. Boigegrain Austin M. Ramirez* Ellen A. Rudnick* Rebecca S. Skillman* Derrick J. Stewart Stephen C. Van Arsdell* Katherine E. White
–
Annually recommends to the Board the slate of director nominees to stand for election at our annual meeting of shareholders and assesses the independence of directors
–
Reviews with the Board, on an annual basis, the size, qualifications, skills and characteristics of Board members as well as the composition of the Board as a whole
–
Recruits, as needed, new directors for the Board
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Oversees the annual self-assessment of the Board and each of its committees
–
Oversees the annual performance evaluation of, and succession planning for, the CEO
–
Reviews and approves the Corporate Governance Guidelines, Insider Trading Policy and Related Party Transaction Policy
–
Reviews and approves the Company’s stock ownership guidelines
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Reviews and approves any changes to our Articles of Incorporation or By-Laws
–
Discusses shareholder engagement activities with institutional shareholders of the Company with management
4

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CORPORATE GOVERNANCE AT OLD NATIONAL

Talent Development and Compensation Committee

Committee Members	Key Responsibilities	# of Meetings in 2025
Kathryn J. Hayley (Chair) Peter J. Henseler (Vice Chair) Barbara A. Boigegrain Daniel S. Hermann Ryan C. Kitchell Austin M. Ramirez* Thomas E. Salmon Rebecca S. Skillman*
–
Annually reviews, approves and recommends to the Board for approval the compensation of the CEO and other executive officers who report directly to the CEO
–
Annually reviews the compensation of other executive officers who do not report directly to the CEO
–
Establishes performance metrics and goals under the Company’s short-term and long-term compensation programs applicable to executive officers of the Company and certifies performance under these plans
–
Evaluates the Company’s employee compensation and benefit programs as well as the competitiveness of those programs
–
Reviews annual compensation risk assessment of the Company’s Chief Risk Officer
–
Oversees succession planning of our executive officers (other than the CEO)
–
Advises the Board regarding the talent development and succession management of key executives of the Company
–
Approves the peer group of the Company used for comparative purposes for the directors and executive officers of the Company and for certain corporate performance
–
Establishes the terms of the Employee Stock Purchase Plan
4

*Denotes directors who will be retiring from the Board of Directors (including each of the Board’s committees) as of the upcoming Annual Meeting. For additional information relating to these director retirements, please see the discussions below under Succession Planning and Talent Development – Upcoming Director Retirements and Item 1, Election of Directors – Upcoming Director Retirements and Reduction in Board Size.

Board’s Role in Risk Oversight

Overview

Risk is inherent in every business and particularly for regulated financial institutions. We organized our risk profile and enterprise risk management framework into the following risk categories: credit; information security and technology (including artificial intelligence); liquidity; market; operational; regulatory, legal and compliance; strategic; and talent management. We do not view risk in isolation but rather consider risk as part of our ongoing consideration of business strategy and decisions. We also are mindful that risk oversight is not about eliminating all risks, but rather identifying, quantifying, accepting, managing and monitoring risks at appropriate levels to achieve customer needs and business objectives in a prudent manner, and without encouraging management to take unnecessary risks.

The entire Board is involved in overseeing risk associated with the Company and its business. The charters of our Board committees assign oversight responsibility for particular areas of risk. The Board

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CORPORATE GOVERNANCE AT OLD NATIONAL

and its committees monitor risks associated with their respective principal areas of focus through regular meetings with management and, when appropriate, outside advisors.

Our Chief Risk Officer reports each quarter to the Enterprise Risk Committee of the Board regarding the Company’s enterprise risk management profile and each of the Company’s risk categories. Other senior officers also report at least quarterly to the Enterprise Risk Committee on certain of these risk categories. The chair of the Enterprise Risk Committee summarizes these reports at the Board’s quarterly meetings.

The following is a summary of oversight responsibility for particular material areas of risk:

AUDIT COMMITTEE	ENTERPRISE RISK COMMITTEE	EXECUTIVE COMMITTEE
Risks that raise material issues associated with accounting, financial reporting, tax and internal control over financial reporting	Credit; information security and technology; liquidity; market; operational; regulatory, legal and compliance; strategic; and talent management risks	Risks associated with the Company’s strategy, operating performance and acquisition opportunities (overseen by the full Board of Directors in 2025)

HIDDEN_ROW
TALENT DEVELOPMENT AND COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Risks associated with the Company’s compensation programs and arrangements, including short-term and long-term plans, talent development and executive succession planning	Risks associated with corporate governance generally, CEO succession planning and board and committee composition

Information Security and Cyber Risk; Artificial Intelligence

Our Board of Directors, both directly and through the Enterprise Risk Committee, provides oversight of management’s actions to mitigate information technology and cybersecurity risk at the Company. The Enterprise Risk Committee receives a report at each regular quarterly meeting from the Chief Information Officer and the Chief Information Security Officer of the Company, and the Board is updated regularly, on (i) technology and cybersecurity risks generally, (ii) the Company’s cybersecurity programs and strategies to address, monitor and mitigate these risks, including reports on the outcomes of management’s periodic cybersecurity tabletop exercises, and (iii) artificial intelligence usage, developments and risks. In addition, the Board receives periodic reports from external experts on technology, cybersecurity and artificial intelligence.

Regulatory Oversight

As part of the Board’s general oversight of regulatory matters, certain of our independent directors meet periodically during the year with representatives of the OCC, without members of management present. This enables the Board to gain independent perspective on Old National Bank and the financial services industry.

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CORPORATE GOVERNANCE AT OLD NATIONAL

Board and Committee Self-Assessments

The Board of Directors and each of the Board’s committees conduct an annual self-assessment, which includes both quantitative and qualitative assessments by each director. The Nominating and Corporate Governance Committee oversees these assessments. As part of this process, each director completes an annual self-assessment of the Board and the committees on which he or she serves. Each director also has the opportunity to have an individual meeting with our Lead Independent Director relating to Board or committee performance or any other matter. The results of the Board self-assessments are reported to the full Board of Directors, and the results of the committee self-assessments are reported to the respective committees as well as the Board of Directors.

Director Education

Our Board believes that director education is an ongoing process that is essential for our directors in fulfilling their roles and providing effective oversight as members of our Board. The Chair of our Nominating and Corporate Governance Committee and our Chairman and Chief Executive Officer, with assistance from the Company’s Chief Legal Officer, oversee director education at the Company, with input from all directors.

Director education occurs for the full Board and for each of the Board’s committees on a regular basis. Our education program involves presentations and updates by management, outside advisors and industry experts on a variety of topics relating to our Company, the financial services industry, peer and market practices, regulatory matters, executive compensation, cybersecurity and other relevant topics. Our director education also includes attendance at national or local conferences and roundtables, access to director and governance related portals maintained by outside advisors or industry experts and subscriptions to pertinent periodicals and other materials.

Succession Planning and Talent Development

Board Succession Planning

The Nominating and Corporate Governance Committee is responsible for regularly reviewing Board and Board committee composition and succession planning. The Nominating and Corporate Governance Committee reviews each director’s continuation on the Board on a regular basis and annually considers upcoming potential retirements, director tenure and ages and the overall mix of director qualifications and experience. The Board also annually reviews the requisite skills and characteristics of our directors, as well as the composition of the Board as a whole. Under our Corporate Governance Guidelines, a director of the Company will no longer qualify to serve as a director effective as of the end of the term during which the director becomes 75 years of age.

As part of the Board committee succession planning process, the Board determined that each committee would have a vice chair. The vice chair of each committee participates with the chair in connection with the general oversight of the committee, including input into the agendas for committee meetings and meeting with the executive sponsors of the committees. This process allows for a smooth transition in the event that a committee chair retires from the Board or the Board determines to make a change to a committee chair.

Upcoming Director Retirements

Austin Ramirez, Ellen Rudnick, Rebecca Skillman and Stephen Van Arsdell are current directors of the Company and will be retiring from the Board as of the upcoming Annual Meeting. Ms. Rudnick, Ms. Skillman and Mr. Van Arsdell will be retiring from the Board in accordance with our Corporate

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CORPORATE GOVERNANCE AT OLD NATIONAL

Governance Guidelines when a director becomes 75 years of age. Mr. Ramirez will be retiring from the Board due to other professional commitments. At its upcoming meeting in May, the Nominating and Corporate Governance Committee intends to consider the composition of each of the Board’s committees (including any changes to committee chairs and vice chairs) following these retirements. Please also see the discussion under Item 1, Election of Directors – Upcoming Director Retirements and Reduction in Board Size on page 28.

CEO and Senior Management Succession Planning

Our Nominating and Corporate Governance Committee is responsible for overseeing CEO succession planning and leadership development opportunities for potential CEO candidates. The Board considers succession of the CEO as a result of either planned or unplanned events. As part of this process, the independent directors review the Nominating and Corporate Governance Committee’s recommended CEO candidates under a range of scenarios. The criteria used in assessing the qualifications of potential CEO successors include leadership, management, financial acumen, professional experience and other dimensions necessary to meet the demands of the future and ensure the continued growth and success of the Company. We believe a successful CEO candidate also must possess the ability to lead the Company in a positive manner with wisdom and enthusiasm as well as champion the Company’s culture and values.

The primary components of our CEO succession plan are as follows:

✓	Clearly defined succession planning process and roles and responsibilities of key stakeholders
➢	Board of Directors, Nominating and Corporate Governance Committee, Chief Executive Officer and Chief People Officer aligned on process and their roles in the CEO succession process
✓	CEO profile that reflects the future strategic direction of the Company
➢	CEO profile creation process reflects rigor and thoughtfulness and was based on feedback from key stakeholders
✓	Strong pipeline of internal successor candidates
➢	Development plans have been established for internal successor candidates, and the Company remains focused on the investment and curation of each candidate through on-the-job experiences, executive coaching, Board interactions and relationships with key external stakeholders
➢	Process for identifying and developing potential successors is a continuous process
✓	Collaborative and supportive environment
➢	Communicated the CEO succession planning process with the entire executive leadership team to foster a culture of collaboration and teamwork among internal candidates

Our Compensation Committee oversees succession planning and leadership development for executive management (other than the CEO). Each member of executive management has a succession plan that is reviewed by our CEO, Chief People Officer and Compensation Committee.

Attract, Retain and Engage Talent – Develop Leaders and Organizational Succession Planning

Our people priorities are focused on attracting, retaining and engaging talent at all levels within Old National and developing strong leaders. This also includes attracting strategic hires in priority markets and continuing to increase team member engagement through our strong culture. An important investment of time, talent and energy of our senior leadership team is to articulate our Mission, Vision and Values, and cascade our corporate culture throughout our Company.

24	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

CORPORATE GOVERNANCE AT OLD NATIONAL

We maintain a comprehensive program to develop our leaders and bring culture shaping and leadership experiences to all people leaders. We began the program with our Executive Leadership Team and their direct reports, and then expanded the program’s reach to other leaders withinin our organization. This culture shaping work provided a foundation to build upon, including a defined list of common beliefs, a common vocabulary with respect to culture, an articulation of the “ONB way” and a shared set of leadership relationship-building experiences.

Certain senior level leaders also participate in a customized 18-month program called our Executive Leader Experience, which was developed to enable the leaders to be culture carriers for the organization, further educate them on our strategies and key business initiatives and continue to develop their leadership skills and emotional intelligence. This program helps prepare our top leaders for future opportunities and serves as a foundation for our talent reviews and succession planning below the CEO level.

Succession planning at our Company begins with an in-depth review of all members of our Executive Leadership Team, including discussion around career goals, aspirations and time horizons, strengths and accomplishments and areas for continued development. Executive Leadership Team members then assess their senior leaders for potential and readiness to take on new or expanded roles and responsibilities. This results in the creation of personalized executive development plans for each leader as well as a documented succession plan for each leadership role that is presented to the Compensation Committee of our Board annually.

Related Party Transactions

Certain directors and executive officers of the Company currently are, as in the past, customers of one or more of the Company’s subsidiaries and have had, and expect in the future to have, similar transactions (including loans) with these subsidiaries. In addition, some of the directors and executive officers of the Company may currently, as in the past, serve as directors, officers or principal shareholders of corporations that are customers of the Company’s subsidiaries, and that have had, and expect to have, loans or other transactions with these subsidiaries. All such transactions are made only in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	25

CORPORATE GOVERNANCE AT OLD NATIONAL

prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

Related party transactions are evaluated on a case-by-case basis in accordance with applicable laws and regulations as well as provisions of our Related Party Transaction Policy. In 2025, the Company did not engage in any related person transaction(s) requiring disclosure under Item 404 of SEC Regulation S-K.

On February 26, 2026, the Company repurchased 1,926,728 shares of the Company’s common stock from the Otto Bremer Trust (the “Trust”) for an aggregate purchase price of $49,999,992.90 (the “Repurchase”), pursuant to an agreement between the Company and the trustees of the Trust. The Trust was previously the majority shareholder of Bremer and acquired shares of the Company’s common stock in connection with the closing of the Company’s partnership with Bremer on May 1, 2025. The Trust is currently, and was at the time of the Repurchase, a beneficial owner of more than 5% of the Company’s common stock. The purchase price for the shares was based on the range of intraday trading prices for the Company’s common stock as reported on Nasdaq on the date the price was agreed to between the parties. On March 2, 2026, the Trust made the required filings with the SEC in connection with this transaction.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during the fiscal year ended December 31, 2025, or as of the date of this Proxy Statement, is or has been an officer or employee of the Company, and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Company’s Compensation Committee or Board. During the fiscal year ended December 31, 2025, none of the members of the Compensation Committee had a relationship that must be described under applicable SEC rules relating to the disclosure of related person transactions.

Communications from Shareholders to Directors

The Board believes it is important that a direct and open line of communication exists between the Board and the Company’s shareholders and other interested parties. As such, the Board has adopted procedures for shareholder communications to directors.

Any shareholder or other interested party who desires to contact Old National’s Chairman of the Board, Lead Independent Director or the other members of the Board may do so by writing to: Board of Directors, c/o Corporate Secretary, Old National Bancorp, P.O. Box 718, Evansville, Indiana 47705-0718. Communications received are distributed to the Chairman of the Board, the Lead Independent Director or other members of the Board, as appropriate, depending on the facts and circumstances outlined in the communication received.

Policy Regarding Consideration of Director Candidates Recommended by Shareholders

The Company’s nomination procedures for directors are governed by our By-Laws. Each year, the Nominating and Corporate Governance Committee makes a recommendation to the Board of Directors regarding a slate of nominees for election as directors at our annual meeting of shareholders. The Nominating and Corporate Governance Committee will review suggestions from shareholders regarding nominees for election as directors. All such suggestions from shareholders must be submitted in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Old National Bancorp, P.O. Box 718, Evansville, Indiana 47705-0718 not less than 120 days in advance of the date of the annual or special meeting of shareholders at which directors are to be elected. All written suggestions of shareholders must set forth:

26	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

CORPORATE GOVERNANCE AT OLD NATIONAL

●	the name and address of the shareholder making the suggestion;
●	the number and class of shares owned by such shareholder;
●	the name, address and age of the suggested nominee for election as director;
●	the nominee’s principal occupation during the five years preceding the date of the suggestion;
●	all other information concerning the suggested nominee as would be required to be included in our proxy statement used to solicit proxies for the election of directors; and
●	such other information as the Nominating and Corporate Governance Committee may reasonably request.

A consent of the suggested nominee to serve as a director of the Company, if elected, also must be included with the written suggestion.

Shareholder Outreach and Engagement

We value the views of our shareholders and welcome their input and feedback. Therefore, we have developed an ongoing and robust outreach and engagement process that allows us to maintain regular contact with our shareholders. Members of our Executive Leadership Team and, if requested, an independent director meet with our largest shareholders throughout the year. Through these meetings, we seek to have discussions and to develop and strengthen relationships with our shareholders.

In 2025-26, we reached out to shareholders who own, in the aggregate, approximately 58% of our outstanding shares of common stock. Shareholders owning approximately 34% of our outstanding shares accepted our invitation to meet. Most of these meetings were with the corporate governance and stewardship teams at our largest institutional shareholders. Among the topics discussed at these meetings were corporate strategy, our mission, vision and values, executive compensation, succession planning, talent development, corporate governance, board matters, financial performance, Bremer integration processes, risk management by our Board and other publicly-available information about the Company.

The conversations at these meetings are summarized and presented to our Nominating and Corporate Governance Committee. Our shareholder engagement process includes:

●	Scheduled meetings with the corporate governance and stewardship teams at our largest institutional shareholders
●	Meetings with current or proposed institutional shareholders at investor conferences
●	Meetings with non-institutional shareholders
●	Our annual meeting of shareholders with members of our executive management team and Board of Directors in attendance
●	Disclosures in the proxy statements for our annual meetings of shareholders and in our annual reports to shareholders
●	Our annual community action report
●	Our quarterly earnings calls
●	Press releases and materials or reports that we file with the SEC
●	Information on our website

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ITEM 1 – ELECTION OF DIRECTORS

The Board of Directors unanimously recommends that you vote “FOR” the election of the 12 nominees named below as directors of the Company.

The first item to be acted upon at the Annual Meeting is the election of 12 directors to our Board of Directors. Under our By-Laws, the number of directors is fixed from time to time by resolution of the Board. Each director will be elected to serve a term until the 2027 annual meeting of shareholders and until the election and qualification of his or her successor.

Based on a recommendation from our Nominating and Corporate Governance Committee, our Board of Directors unanimously nominated the following individuals to stand for election at this year’s Annual Meeting, all of whom are currently serving as directors of the Company:

Barbara A. Boigegrain Thomas L. Brown Kathryn J. Hayley	Peter J. Henseler Daniel S. Hermann Ryan C. Kitchell	James C. Ryan, III Daniel C. Reardon Thomas E. Salmon	Michael J. Small Derrick J. Stewart Katherine E. White

upcoming director retirements and reduction in board size

As discussed above under Succession Planning and Talent Development, Austin Ramirez, Ellen Rudnick, Rebecca Skillman and Stephen Van Arsdell, each of whom is a current director of the Company, will retire from the Board (and each Board committee) as of the upcoming Annual Meeting and will not stand for re-election. Ms. Rudnick, Ms. Skillman and Mr. Van Arsdell will retire from the Board in accordance with the requirement in our Corporate Governance Guidelines when a director becomes 75 years of age. Mr. Ramirez will retire from the Board due to other professional commitments.

Our Nominating and Corporate Governance Committee and our Board of Directors considered these retirements when making the decision to reduce the number of our directors from 16 to 12, effective as of the Annual Meeting, and nominate this year’s slate of directors. The Nominating and Corporate Governance Committee and the Board also determined that, while the Company values the experience, skills, perspectives and other attributes that each retiring director has brought to the Board and its committees, there will be no skill gaps on the Board or any of its committees following these retirements.

Board Composition and Experience

The Nominating and Corporate Governance Committee is responsible for, among other items, recruiting and making recommendations to our Board of Directors of individuals for election to our Board and for reviewing the composition, qualifications and independence of our directors each year. The Nominating and Corporate Governance Committee believes that having directors with a broad range of skills, backgrounds, professional experiences and perspectives leads to a stronger Board and better outcomes for our shareholders, clients, team members and communities.

The 12 directors nominated for election have significant and varied operational, financial, risk, technology/cybersecurity, corporate governance, compensation, talent management, merger and acquisition, executive leadership and other qualifications, experience and attributes. Below are certain highlights of the composition of our Board.

92% Independent All directors are independent other than our CEO	6 years Average Independent Director Tenure	63 years Average Independent Director Age

67% Other Public Company Experience	17% Racial/Ethnic Composition	25% Female Composition

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ITEM 1 – ELECTION OF DIRECTORS

The chart below highlights certain of the skills, experience, perspectives and personal characteristics that our directors possess that are important to the Company:

BANKING AND FINANCIAL INDUSTRY	COMPENSATION AND BENEFITS
Knowledge and experience in the banking and financial services industry are important to understanding our business model and strategic plan	Understanding executive compensation, employee benefits and talent development is important to evaluating our executive compensation programs and assuring that we continue to have top talent
CORPORATE GOVERNANCE	MERGERS AND ACQUISITIONS
Knowledge of corporate governance matters, policies and best practices assists the Board in considering, adopting and monitoring appropriate corporate governance practices	Knowledge and experience in mergers, acquisitions and other strategic partnership opportunities are important to evaluating growth opportunities
FINANCE AND ACCOUNTING	RISK MANAGEMENT
Knowledge and experience in accounting or financial reporting are important to effectively oversee the Company’s financial position and condition and the accurate reporting of corporate results	Experience in assessing and managing business and financial risk factors is important to effectively oversee risk management and understand risks facing the Company

INFORMATION TECHNOLOGY & SECURITY	BOARD COMPOSITION
Experience with or oversight of technology, information security or cybersecurity is important in overseeing the security of the Company’s operations and systems

Broad range of skills, backgrounds, professional experiences, perspectives and personal characteristics leads to a stronger board and better outcomes for our shareholders, team members, clients and communities

EXECUTIVE MANAGEMENT	COMMITMENT TO COMMUNITY/TEAM MEMBERS
Knowledge of and experience in executive management positions assists the Board in overseeing our business activities and evaluating and overseeing our strategic plan	Understanding that we are only as strong as the communities we serve and that our team members are the differentiators that allow us to execute our corporate strategy
Represents each director who possesses the skill or attribute

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ITEM 1 – ELECTION OF DIRECTORS

Nomination Process

The Nominating and Corporate Governance Committee seeks director candidates from varied professional backgrounds who possess a broad spectrum of skills, experience, perspectives and attributes. Directors should have an active interest in the business of the Company, possess a willingness to represent the best interests of all shareholders, be able to objectively evaluate management’s and the Company’s performance, possess the highest personal and professional ethics, integrity and values and be able to understand and advise management on the Company’s strategy and business as well as the issues that face the Company and the Board. In addition, directors should not have any interest that would materially impair their ability to exercise independent judgment or discharge their fiduciary duties to the Company and its shareholders.

When considering its recommendation to the Board of Directors each year of a slate of directors to be nominated for election at our annual meeting of shareholders, the Nominating and Corporate Governance Committee considers the director dimensions discussed above as well as the results of the Board’s annual self-assessment process.

Director overboarding

Our Board of Directors recognizes that directors need sufficient time to serve as effective members of the Board, to attend Board and committee meetings, to fulfill their director responsibilities and to properly represent the interests of our shareholders. Our Board also recognizes that service on boards of other companies provides valuable insights into board, governance and other corporate processes.

While we do not specify an express limit on the number of other public company boards on which our directors may serve, our Corporate Governance Guidelines require that a director must provide advance notice to the Chair of our Nominating and Corporate Governance Committee and our Chairman and Chief Executive Officer before accepting a position on another board of directors (whether at a public or private company, a nonprofit organization or a government entity). This allows the Chair of our Nominating and Corporate Governance Committee and our Chairman and Chief Executive Officer an opportunity to consider whether a director’s proposed acceptance of a position on another board of directors will impact the director’s ability to serve as a director of our Company. Our Nominating and Corporate Governance Committee considers a number of factors, including the number of other boards on which each director serves, when making its annual recommendation to our Board of Directors of a slate of director nominees for election at our annual meeting of shareholders. None of our directors serves on more than one other public company board of directors.

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information about our directors

BARBARA A. BOIGEGRAIN

EXPERIENCE AND QUALIFICATIONS

Ms. Boigegrain served as the Chief Executive Officer and General Secretary of Wespath Benefits and Investments (formerly the General Board of Pension and Health Benefits of The United Methodist Church) from 1994 until her retirement in January 2022. Wespath is a pension, health and welfare benefit trustee and administrator and an institutional investment manager that is one of the largest faith-based pension funds in the United States, with $29 billion of assets under management. Prior to 1994, Ms. Boigegrain spent 11 years as a consultant with Towers Perrin and four years with KPMG LLP and Dart Industries as a manager and analyst.

Ms. Boigegrain currently serves on the board of the Iliff School of Theology and on the Investment Committee of the Board of Trustees of Wesley House Cambridge, a U.K. theological seminary that is part of Cambridge University. Previously, Ms. Boigegrain served as a member and chair of the boards of directors of Church Benefits Association and the Church Alliance. She is also a former member of the board of trustees of Emory & Henry College. Ms. Boigegrain was recognized as one of Crain’s Chicago 2020 Notable Women Executives Over 50.

As the Chief Executive Officer and General Secretary of Wespath, Ms. Boigegrain oversaw its restructuring, significantly improved its performance and services and increased its assets under management. In her experience as a benefits consultant, she established the San Diego office of Towers Perrin.

Ms. Boigegrain earned a Bachelor of Arts degree in Biology and Psychology from Trinity University in 1979.

Age: 68 Tenure: ● Director Since: 2022 Committees: ● Audit ● Nominating and Corporate Governance ● Talent Development and Compensation

REASONS FOR NOMINATION

Through her extensive employee benefits, compensation, executive and corporate governance experience, Ms. Boigegrain brings significant leadership, business development, operations and executive management skills to our Board of Directors. She also provides valuable knowledge of financial markets, strategic growth and sustainable investing.

THOMAS L. BROWN

EXPERIENCE AND QUALIFICATIONS

Mr. Brown served as the Senior Vice President and Chief Financial Officer of RLI Corp. (NYSE), a specialty insurer serving diverse niche property, casualty and surety markets from 2017 until his retirement on December 31, 2019. From 2011 to 2017, he served as RLI Corp.’s Vice President and Chief Financial Officer.

Previously, Mr. Brown was a partner at PricewaterhouseCoopers LLP, where he served from 1998 to 2008 as its Midwest Regional Financial Services Leader leading teams responsible for the banking, insurance, capital markets, investment management and real estate sectors. Mr. Brown was the National Insurance Sector Risk Management Partner from 2009 through 2011.

Mr. Brown currently serves on the board of directors of James River Group Holdings, Inc. (Nasdaq), as well as a member of its audit committee. In addition, Mr. Brown serves on the board of directors of Chicago Shakespeare Theater and Easter Seals DuPage & Fox Valley (Illinois), and previously served on the board of directors of Easter Seals Central Illinois. From 2004 through 2017, Mr. Brown served on the board of trustees of Illinois Wesleyan University.

Mr. Brown earned a Bachelor of Science degree in Accounting from Illinois Wesleyan University in 1979. He is a certified public accountant (inactive).

Age: 69 Tenure: ● Director Since: 2022 Committees: ● Audit ● Enterprise Risk ● Executive

REASONS FOR NOMINATION

With his extensive finance, accounting, risk management and financial services background, combined with the insights of the chief financial officer and a member of the executive management team of a public company as well as a partner in a Big 4 public accounting firm, Mr. Brown brings valuable finance, accounting, strategic planning, merger and acquisition, risk and executive management skills and experience to our Board of Directors.

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ITEM 1 – ELECTION OF DIRECTORS

KATHRYN J. HAYLEY

EXPERIENCE AND QUALIFICATIONS

Ms. Hayley has served as the Chief Executive Officer of Rosewood Advisory Services, LLC, a business advisory services firm, since 2015.

Previously, Ms. Hayley served as an Executive Vice President of UnitedHealthcare, a subsidiary of UnitedHealth Group, Inc. (NYSE), a position in which she served from 2012 to 2015, overseeing a number of strategic initiatives at this global healthcare company. From 2006 to 2012, she served as an executive of Aon plc (NYSE), including as Chief Executive Officer of Aon Consulting Worldwide and Aon Hewitt Consulting Americas. Prior to her service at Aon, Ms. Hayley was an information technology partner at Deloitte Consulting LLP and led the U.S. financial services practice. She also served on the board of directors of Deloitte & Touche LLP U.S.

Ms. Hayley currently serves on the board of directors of Concentrix Corporation (Nasdaq) and the board’s executive committee, audit committee (chair) and compensation committee. She previously served on the boards of directors for Alight Solutions, LLC (2018-2021), Interior Logic Group, Inc. (2021-2022), and Tribridge Holdings, LLC (2015-2017), as well as the advisory board of E.A. Renfroe & Company, Inc. (2016-2022). Ms. Hayley serves on the board of directors of Chicago Shakespeare Theater, where she chairs the audit committee.

Ms. Hayley earned a Bachelor of Science degree in Applied Computer Science from Illinois State University in 1979 and a Master of Business Administration, with concentrations in Marketing and Finance, from the Kellogg School of Management at Northwestern University in 1984.

Age: 67 Tenure: ● Director Since: 2022 Committees: ● Audit ● Executive ● Talent Development and Compensation

REASONS FOR NOMINATION

Through her extensive information technology and financial background and her broad executive management experience, as well as her compensation, employee benefits and talent management experience, including having served as the chair of the compensation committee at another public company, Ms. Hayley provides our Board with valuable technology, strategic planning, executive management, compensation, benefits and talent development experience, as well as the insights of a former senior executive of several public companies.

PETER J. HENSELER

EXPERIENCE AND QUALIFICATIONS

Mr. Henseler retired on April 1, 2026 as the Chairman of TOMY International, a wholly owned subsidiary of TOMY Company, Ltd., a global designer and marketer of toys and infant products. He held the position of President of TOMY International from 2011 until 2012 and then rejoined TOMY International in 2017 as its Chairman.

He was President of RC2 Corporation (Nasdaq) from 2002 to 2011, at which time TOMY Company acquired RC2. He served as RC2’s Executive Vice President of Sales and Marketing from 1999 to 2002. Mr. Henseler also previously served as a director of RC2.

Prior to joining RC2, Mr. Henseler held marketing positions at McDonald’s Corporation and Hasbro, Inc. He previously served three terms on the board of directors of the American Toy Industry Association and served as the chairman of the Toy Industry Foundation until February 2018 and as advisor to the Toy Industry Foundation until February 2025. Mr. Henseler currently serves on the board of directors of the Robert E Dods Family Foundation.

Mr. Henseler earned a Bachelor of Science degree in Marketing from Xavier University in 1980.

Age: 67 Tenure: ● Director Since: 2022 Committees: ● Audit ● Enterprise Risk ● Talent Development and Compensation

REASONS FOR NOMINATION

Mr. Henseler brings important executive management, operating and leadership skills and insights to our Board of Directors through his experience as a president of a global public company, as well as his substantial operational, brand management and marketing experience.

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ITEM 1 – ELECTION OF DIRECTORS

DANIEL S. HERMANN

EXPERIENCE AND QUALIFICATIONS

Mr. Hermann was appointed as the Company’s Lead Independent Director in January 2025.

Mr. Hermann is the founding partner of Lechwe Holdings LLC, a family company involved in the startup of and investing in companies. He is also a founder of AmeriQual Group, LLC, where he served as CEO from 2005 to 2015. Prior to 2005, Mr. Hermann spent over 20 years at Black Beauty Coal Company. During his years at Black Beauty, he held various positions, including President and CEO. He has experience in public accounting and is a certified public accountant (inactive).

Mr. Hermann serves as a director of the Hermann Family Foundation and the Foundation for Youth. He is also a director emeritus of Deaconess Health System and the Boys and Girls Club of Southern Indiana, as well as past Chairman of the Evansville Catholic Foundation and past board member of Foresight Energy, LP (NYSE).

Mr. Hermann earned a Bachelor of Science degree in Accounting from Indiana State University in 1979.

Lead Independent Director Age: 68 Tenure: ● Director Since: 2020 Committees: ● Executive ● Nominating and Corporate Governance ● Talent Development and Compensation

REASONS FOR NOMINATION

With over 30 years of experience as a senior executive, Mr. Hermann brings extensive business, operations, executive management, governance, compensation, risk, merger and acquisition, finance and accounting experience to the Board, as well as public company board experience.

RYAN C. KITCHELL

EXPERIENCE AND QUALIFICATIONS

Mr. Kitchell served as Executive Vice President and Chief Administrative Officer of Indiana University Health from 2016 to 2020 and as Chief Financial Officer of Indiana University Health from 2012 to 2016. He served as President of IU Health Plans from 2011 to 2012 and Treasurer of Indiana University Health from 2010 to 2011.

Prior to joining Indiana University Health, Mr. Kitchell worked for Indiana Governor Mitch Daniels, first as Public Finance Director from 2005 until 2007 and then as Director of the Office of Management and Budget from 2007 until 2010. He also has previously served in corporate treasury and controller roles at Eli Lilly and Company (NYSE) and started his career at Prudential Capital, a subsidiary of Prudential Financial, Inc. (NYSE).

Mr. Kitchell currently serves on the boards of directors of OneAmerica Financial and Help at Home Inc., as well as the advisory board of Blue Agilis Corp. Additionally, he is an advisor to Meridian Street Capital.

Mr. Kitchell earned a Bachelor of Science degree in Economics from Indiana University in 1996 and a Master of Business Administration from the Tuck School of Business at Dartmouth University in 2002. He also has earned the Chartered Financial Analyst (CFA) designation.

Age: 52 Tenure: ● Director Since: 2018 Committees: ● Enterprise Risk ● Nominating and Corporate Governance ● Talent Development and Compensation

REASONS FOR NOMINATION

Through his executive leadership at the largest healthcare system in Indiana and his senior leadership positions in state government, Mr. Kitchell brings to the Board executive leadership experience with a strong finance and financial management background. In addition, he brings significant public finance experience.

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ITEM 1 – ELECTION OF DIRECTORS

DANIEL C. REARDON

EXPERIENCE AND QUALIFICATIONS

Mr. Reardon is the Co-Chief Executive Officer and one of three trustees of the Otto Bremer Trust, a private philanthropic trust and one of the Company’s significant shareholders. Mr. Reardon has served as a trustee of the Otto Bremer Trust for over 30 years and served on the boards of directors of Bremer Financial Corporation and Bremer Bank before completion of the partnership with the Company.

Prior to joining the Otto Bremer Trust, Mr. Reardon served in corporate finance and investment capacities at Dean Witter Reynolds and Prudential Securities.

He has served on several nonprofit boards of directors, including the Center for Rural Policy and Development, James J. Hill Reference Library and Como Zoo Friends.

Mr. Reardon earned a Bachelor of Science degree in Economics from the University of Minnesota in 1985.

Age: 64 Tenure: ● Director Since: 2025 Committees: ● Audit
REASONS FOR NOMINATION Mr. Reardon brings a strong financial background and significant executive and financial management, as well as banking, experience to the Board.

JAMES C. RYAN, III

EXPERIENCE AND QUALIFICATIONS

Mr. Ryan serves as the Chairman and Chief Executive Officer of Old National Bancorp, a role he assumed in 2019. Since joining Old National, Mr. Ryan has held several executive leadership positions, including Senior Executive Vice President and Chief Financial Officer from 2016 to 2019. His previous roles at the Company also include Director of Corporate Development and Mortgage Banking, Integration Executive and Treasurer.

Before joining Old National, Mr. Ryan held senior finance positions at Wells Fargo Home Mortgage and Old Kent Financial Corp.

Mr. Ryan is actively engaged in industry and community leadership. He serves as the Vice Chair of the board of directors of the American Bankers Association (“ABA”) and is the immediate past chair of the ABA’s American Bankers Council. He also serves as the Chair of the board of directors of the Mid-Size Bank Coalition of America. Locally, he is the Chair of Deaconess Health System, Vice Chair of the Evansville Regional Business Committee and a Southwest Indiana Regional Development Authority member. Additionally, his board memberships extend to the Central Indiana Corporate Partnership, Inc., the Evansville Regional Economic Partnership, the Orr Fellowship and Golf Gives Back.

Mr. Ryan holds a Bachelor of Business Administration degree from Grand Valley State University, earned in 1994.

Chairman Age: 54 Tenure: ● Director Since: 2019 Committees: ● Executive

REASONS FOR NOMINATION

Mr. Ryan brings to the Board extensive bank executive management experience derived from working over 25 years in the banking industry. Mr. Ryan’s leadership skills, extensive banking experience and knowledge of the Company and its strategy, products and services is highly valuable to the Board. Mr. Ryan also brings to the Board his ability to develop long-term strategies and find effective and efficient means to implement and communicate those strategies.

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ITEM 1 – ELECTION OF DIRECTORS

THOMAS E. SALMON

EXPERIENCE AND QUALIFICATIONS

Mr. Salmon served as Chairman and Chief Executive Officer, and a member of the board of directors, of Berry Global Group, Inc. (NYSE) from February 2017 until his retirement in October 2023. He previously served as Berry Global’s President and Chief Operating Officer from October 2016 until his appointment as CEO, as President of Berry’s Consumer Packaging Division from November 2015 to October 2016, as President of Berry’s Rigid Closed Top Division from November 2014 to November 2015 and as President of Berry’s Engineered Materials Division from 2003 to November 2014.

In December 2023, Mr. Salmon was recognized by Plastics News as a Notable Leader in Sustainability for the plastics industry.

Mr. Salmon currently serves on the board of directors of Magnera Corporation (NYSE), is the chair of its nominating and governance committee and is a member of its audit committee.

Prior to joining Berry Global in 2003, Mr. Salmon was General Manager for Honeywell Plastics from 2001 to 2003 and Global Sales Director for Allied Signal’s Engineering Plastics and Films from 1999 to 2001. Prior to joining Honeywell and Allied Signal, Mr. Salmon held several positions at GE Plastics and GE Lighting, divisions of General Electric.

Mr. Salmon earned a Bachelor of Business Administration degree from Saint Bonaventure University in New York in 1985.

Age: 62 Tenure: ● Director Since: 2018 Committees: ● Enterprise Risk ● Executive ● Talent Development and Compensation

REASONS FOR NOMINATION

With 20 years of leadership experience (including as CEO) at a Fortune 500 global manufacturer and marketer of plastic packaging products, Mr. Salmon brings extensive experience in executive management, corporate strategy, operations, risk, finance and mergers and acquisitions. He also provides significant public company experience.

MICHAEL J. SMALL

EXPERIENCE AND QUALIFICATIONS

Mr. Small is the Chairman and co-founder of Kognitive Networks, Inc., formerly K4 Mobility Inc., a technology developer of network management services, since August 2018.

Previously, Mr. Small served as the President and Chief Executive Officer, and a member of the board of directors, of Gogo, Inc. (Nasdaq), an airborne communications service provider, from 2010 until March 2018. Prior to joining Gogo, Mr. Small served as the Chief Executive Officer and a director of Centennial Communications Corp. (Nasdaq) from 1999 to 2009. From 1995 to 1998, Mr. Small was the Executive Vice President and Chief Financial Officer of 360 Degrees Communications Company. Prior to 1995, he held the position of President of Lynch Corporation (NYSEMKT), a diversified acquisition-oriented company with operations in telecommunications, manufacturing and transportation services.

Mr. Small is an active board member of the Gun Violence Prevention PAC. Mr. Small also serves on the Advisory Council for the Polsky Center for Entrepreneurship and Innovation at the University of Chicago.

Mr. Small earned a Bachelor of Arts degree in History from Colgate University in 1979 and a Master of Business Administration with a concentration in Finance from the University of Chicago in 1981.

Age: 68 Tenure: ● Director Since: 2022 Committees: ● Audit ● Enterprise Risk

REASONS FOR NOMINATION

Through his board, executive and financial roles, Mr. Small brings extensive public company, operating and executive experience to our Board of Directors, as well as strategic, financial, risk, technology and merger and acquisition experience. He also provides the perspective of a former chief executive officer of a public company.

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ITEM 1 – ELECTION OF DIRECTORS

DERRICK J. STEWART

EXPERIENCE AND QUALIFICATIONS

Mr. Stewart is the Executive Vice President and Chief Operating Officer of the YMCA Retirement Fund, having served in this capacity since 2023. From 2021 until 2023, he was the Senior Vice President, Education and Communication of the YMCA Retirement Fund. From 2019 until 2021, Mr. Stewart served as the President and CEO of the YMCA of Greater Indianapolis. He also served as CEO of the YMCA of Southwestern Indiana from 2009 to 2019, and in various other capacities, including Chief Development Officer and Chief Operating Officer, from 2005 to 2009.

Mr. Stewart currently serves as a member of the board of directors of Deaconess Health System and the Armed Services YMCA. He is a past member of the board of directors of the YMCA of the USA, where he served on the Financial Development Committee and the International Committee. He is also the past chair of the YMCA of the USA Small and Midsize YMCA Cabinet. He is past President of the Board of the Evansville Regional Airport Authority and the Public Education Foundation of Evansville, past Vice President of the Evansville Christian School Board and past member of the Regional Board of Trustees of Ivy Tech Community College. He also participated in the Mitch Daniels Leadership Foundation Fellowship program. Mr. Stewart worked as a commercial loan officer at Old National Bank from 2004 to 2005.

Mr. Stewart is a graduate of the Indiana University Kelley School of Business in 1999 with a Bachelor of Science degree in Business and Finance.

Age: 48 Tenure: ● Director Since: 2015 Committees: ● Enterprise Risk ● Nominating and Corporate Governance

REASONS FOR NOMINATION

Mr. Stewart brings executive management and community engagement experience to our Board as well as prior banking experience as a loan officer of Old National Bank. He also brings extensive experience in managing nonprofit entities in several of the Company’s significant markets. Mr. Stewart is deeply committed to supporting and encouraging the development of a healthier and more vibrant community and providing opportunities for people from all walks of life to achieve their potential.

KATHERINE E. WHITE

EXPERIENCE AND QUALIFICATIONS

Ms. White is a Professor of Law at Wayne State University Law School in Detroit, Michigan, where she has taught full-time since 1996. Ms. White is a member of the University of Michigan Board of Regents, having served in that capacity since 1999, and is currently serving as the Chair of their Finance, Audit and Investment Committee. Ms. White is a retired Brigadier General in the U.S. Army, having most recently served as the Special Assistant to the Vice Chief, National Guard Bureau, Arlington, Virginia, and as Deputy Commanding General for the 46th Military Police Command in Lansing, Michigan.

From 1995 to 1996, Ms. White was a Judicial Law Clerk to the Honorable Randall R. Rader, Circuit Judge of the U.S. Court of Appeals for the Federal Circuit. From 2000 to 2002, she was appointed by the Secretary of Commerce to serve on the United States Patent and Trademark Office Patent Public Advisory Committee. She was also appointed by the Secretary of Agriculture to the U.S. Department of Agriculture’s Plant Variety Protection Office Advisory Board, serving from 2004 to 2008, 2010 to 2012 and 2015 to 2020. From 2003 to 2014, she was a market board member at United Bank and Trust in Ann Arbor, Michigan.

Ms. White currently serves as a board member of Alta Equipment Group, Inc. (NYSE).

Ms. White received her B.S.E. Degree in Electrical Engineering and Computer Science from Princeton University, a J.D. Degree from the University of Washington, an LL.M. Degree in Patent and Intellectual Property Law from the George Washington University Law School and a Master of Strategic Studies degree from the U.S. Army War College. Ms. White also is a Fulbright Senior Scholar (Germany), a White House Fellow (2001-2002) and a registered patent attorney.

Age: 59 Tenure: ● Director Since: 2015 Committees: ● Audit ● Enterprise Risk ● Nominating and Corporate Governance

REASONS FOR NOMINATION

Ms. White brings to the Board a long tenure in senior leadership positions in the U.S. government and military serving advisory and operational roles, as well as her public company board experience.

36	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

DIRECTOR COMPENSATION

The Nominating and Corporate Governance Committee annually reviews and recommends to our Board of Directors the compensation for our non-employee directors. In connection with this recommendation, the Nominating and Corporate Governance Committee receives advice from WTW, the Committee’s independent compensation consultant, and reviews peer group director compensation data. No director compensation is paid to directors who also are employees of the Company. The Committee seeks to establish Board compensation that will (i) attract and retain qualified individuals to serve as members of our Board of Directors, (ii) align director interests with shareholder interests and (iii) provide director compensation that is competitive with market practices and the Company’s peer group.

2025 Director Compensation

We pay director compensation to our non-employee directors in cash and fully-vested shares of common stock. Directors receive compensation as annual retainer fees and do not receive fees per meeting attended. Directors who meet our stock ownership guidelines may elect to receive the stock component of their director compensation in cash. All of our directors meet our stock ownership guidelines and, as such, certain directors have elected to receive their compensation in cash. In 2025, the components of our director compensation were as follows:

Director Compensation
Annual Cash Retainer	$70,000
Annual Stock Grant	100,000
Lead Independent Director Retainer	40,000

	Annual Cash Retainers
Committee Compensation	Member Fee	Chair Fee
Audit	$11,000	$20,000
Enterprise Risk	10,000	15,000
Compensation	9,500	13,500
Nominating and Corporate Governance	7,500	12,500
Executive	9,000	N/A*

Stock Ownership Guidelines: 5x Annual Cash Retainer

*In 2025, the Executive Committee was chaired by Mr. Ryan, who serves as our Chairman and Chief Executive Officer and, as such, the Company did not pay any chair fees for this committee.

Deferred Compensation Plan

We maintain a nonqualified Directors Deferred Compensation Plan for our non-employee directors. A director may defer up to 100% of his or her cash and/or equity compensation under the plan. We credit a director’s account under our Directors Deferred Compensation Plan with earnings on his or her account balance based upon the director’s selection of investment alternatives available under the plan.

All amounts paid under the plan are paid from our general assets and are subject to the claims of our creditors. In most circumstances, deferred amounts are not distributed to the director until after completion of his or her service to the Company. In general, a director may elect to receive his or her plan benefits in a lump sum or in annual installments over two to ten years.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	37

DIRECTOR COMPENSATION

The following table provides information concerning the director compensation that we paid to our non-employee directors in 2025:

Non-Employee Director Compensation

			Change in
			Pension
			Value and
			Nonqualified
	Fees Earned	Stock	Deferred
	or Paid in	Awards	Compensation
Name	Cash (1)	(2)(3)	Earnings (4)	Total
Barbara A. Boigegrain	$198,000	—	—	$198,000
Thomas L. Brown	115,000	$100,000	$16,687	231,687
Kathryn J. Hayley	114,875	100,000	6,626	221,501
Peter J. Henseler	102,375	100,000	33,978	236,353
Daniel S. Hermann	81,875	170,000	—	251,875
Ryan C. Kitchell	98,875	100,000	71,049	269,924
Austin M. Ramirez	88,875	100,000	—	188,875
Daniel C. Reardon	60,750	100,000	—	160,750
Ellen A. Rudnick	98,375	100,000	—	198,375
Thomas E. Salmon	98,500	100,000	26,323	224,823
Rebecca S. Skillman	99,125	100,000	—	199,125
Michael J. Small	191,000	—	—	191,000
Derrick J. Stewart	92,500	100,000	20,815	213,315
Stephen C. Van Arsdell	117,500	100,000	29,606	247,106
Katherine E. White	198,500	—	—	198,500
(1)	Includes amounts paid in annual cash retainers, committee member retainers, committee chair retainers and lead independent director retainer.
(2)	Amounts represent the aggregate grant date fair value of common stock, calculated in accordance with FASB ASC Topic 718.
(3)	Directors who meet our stock ownership guidelines may elect to receive the amount of their annual stock grant in cash. In addition to the stock portion of his director compensation, Mr. Hermann has elected to receive his annual director cash retainer in common stock of the Company.
(4)	The amounts in this column reflect the earnings on the account balances of directors who participate in the Company’s Directors Deferred Compensation Plan. The directors select from among several investment alternatives available under the plan (including the Company’s common stock) to invest their account balances.

38	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

INformation regarding beneficial ownership of SECURITIES BY Directors, Executive Officers and Principal Shareholders

The following table and accompanying footnotes set forth information concerning the beneficial ownership of the shares of our Common Stock and our depositary shares (each representing a 1/40th interest in a share of either our Series A or Series C preferred stock) as of March 20, 2026, the Record Date for the Annual Meeting, of each director and Named Executive Officer and all directors and executive officers as a group. Except as described below, each person has sole voting and investment power for all shares shown. Unless otherwise indicated, the address of each beneficial owner is c/o Old National Bancorp, One Main Street, Evansville, Indiana 47708.

For Common Stock, we calculated the percentage of outstanding shares held based on 386,315,186 shares of our Common Stock outstanding on the Record Date. We include shares of restricted stock subject to future vesting conditions for which an individual has voting but not dispositive power. We also include shares underlying performance share units that could be earned within 60 days of the Record Date, even though an individual has neither voting nor dispositive power over these units. Those shares of restricted stock and shares underlying performance share units are deemed to be outstanding and beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For our depositary shares, we calculated the percentage of class based on 4,900,000 depositary shares outstanding on the Record Date.

Mr. Ramirez, Ms. Rudnick, Ms. Skillman and Mr. Van Arsdell are currently directors of the Company but will be retiring from the Board of Directors as of the Annual Meeting. See Item 1, Election of Directors – Upcoming Director Retirements and Reduction in Board Size on page 28.

Security Ownership of Management

	Number of Series A & C	Percent of	Number of Common	Percent of
Name of Person	Depositary Shares	Class	Shares/Units (1)(2)(3)(4)	Class
Barbara A. Boigegrain	—	*	45,971	*
Thomas L. Brown	—	*	47,050	*
Timothy M. Burke, Jr.	—	*	56,419	*
Kathryn J. Hayley	12,000	*	38,449	*
Peter J. Henseler	4,000	*	58,435	*
Daniel S. Hermann	—	*	65,265	*
Ryan C. Kitchell	—	*	16,558	*
John V. Moran, IV	3,500	*	122,763	*
Austin M. Ramirez	—	*	31,055	*
Daniel C. Reardon	—	*	4,810	*
Ellen A. Rudnick	3,000	*	67,516	*
James C. Ryan, III	—	*	970,130	*
Thomas E. Salmon	—	*	50,767	*
James A. Sandgren	—	*	338,206	*
Rebecca S. Skillman	—	*	52,866	*
Michael J. Small	—	*	36,105	*
Derrick J. Stewart	—	*	28,746	*
Stephen C. Van Arsdell	2,000	*	51,832	*
Kendra L. Vanzo	—	*	157,925	*
Katherine E. White	—	*	21,032	*
Directors and Executive Officers as a Group (26 persons)	24,500	0.50%	2,789,670	0.72
* Less than 1%
(1)	All shares held under our deferred compensation plans are included in the totals for our directors and officers.
(2)	Includes the following shares of Common Stock held through the Company’s 401(k) Plan: Mr. Ryan, 1,769 shares; Mr. Sandgren, 7,202 shares; and Ms. Vanzo, 6,696 shares.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	39

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

(3)	Includes the following shares of restricted stock subject to future vesting conditions for which the individual has voting but not dispositive power: Mr. Ryan, 132,210 shares; Mr. Burke, 56,419 shares; Mr. Moran, 51,202 shares; Mr. Sandgren, 32,381 shares; and Ms. Vanzo, 19,585 shares.
(4)	Excludes the following performance share units that would not vest within 60 days of the Record Date under the terms of the applicable award agreements and therefore are not included in the table: Mr. Ryan, 306,395 shares; Mr. Burke, 23,418 shares; Mr. Moran, 47,223 shares; Mr. Sandgren, 52,226 shares; and Ms. Vanzo, 30,494 shares.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of the fiscal year ended December 31, 2025 about the shares of the Company’s common stock issuable to employees and non-employee directors under our 2008 Equity Plan. As of December 31, 2025, other than as described below, all equity securities were authorized for issuance under equity compensation plans approved by the Company’s shareholders.

Equity Compensation Plan Information

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,624,633	$19.29	3,109,331

Security Ownership of Certain Beneficial Owners

The following table and accompanying footnotes set forth information concerning the beneficial ownership of the shares of our Common Stock of each person or entity known by us to beneficially own more than 5% of our outstanding shares of Common Stock as of the Record Date.

	Number of Shares	Percent of
Name and Address of Beneficial Owner	Beneficially Owned	Common Stock (4)
Otto Bremer Trust	41,210,548 (1)	10.7%
30 E. 7th Street, Suite 2900
St. Paul, MN 55101
BlackRock, Inc.	38,833,046 (2)	10.1%
50 Hudson Yards
New York, NY 10001
FMR LLC	35,130,492 (3)	9.1%
245 Summer Street
Boston, MA 02210
(1)	Ownership based on the Schedule 13D/A filed by the Otto Bremer Trust on March 2, 2026 reporting 41,210,548 shares beneficially owned, with sole voting power and sole dispositive power over all shares.
(2)	Ownership based on the Schedule 13G/A filed by BlackRock, Inc. on July 17, 2025, reporting 38,833,046 shares beneficially owned, with sole voting power over 37,745,267 shares and sole dispositive power over 38,833,046 shares.
(3)	Ownership based on the Schedule 13G/A filed by FMR LLC on February 5, 2026, reporting 35,130,492 shares beneficially owned, with shared voting power over 35,103,177 shares and sole dispositive power over 35,130,492 shares.
(4)	Ownership percentages based on the total number of shares of the Company’s common stock outstanding on the Record Date.

40	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes our executive compensation philosophy and program as established by our Compensation Committee of the Board of Directors. Below is a summary table of contents for our Compensation Discussion and Analysis.

1 EXECUTIVE SUMMARY	42
Our Approach to Executive Compensation
2025 Performance Highlights
2025 Pay for Performance Alignment
Shareholder Say-On-Pay Vote in 2025
2 OUR EXECUTIVE COMPENSATION PHILOSOPHY	44
Compensation Best Practices
Compensation Governance
2025 Peer Group
3 2025 COMPENSATION PROGRAM	48
Components of Our Executive Compensation Program
CEO Pay
Base Salary
Annual Incentive Compensation Plan
Long-Term Equity Compensation (Performance Share Units and Restricted Stock)
Retirement and Other Welfare Benefits
Perquisites
4 POLICIES, GUIDELINES AND OTHER PRACTICES	57
Stock Ownership Guidelines
Clawback, Insider Trading and Anti-Pledging and Anti-Hedging Policies
Risk Assessment of Executive Compensation Program
Tax Considerations
Employment and Confidentiality/Restrictive Covenant Agreements with Our Executive Officers

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis provides information and perspective relating to our 2025 executive compensation program and decisions for our executive officers generally and, more specifically, for our CEO and other Named Executive Officers.

The following individuals served as our Named Executive Officers as of the end of our fiscal year ended December 31, 2025:

James C. Ryan, III Chairman and Chief Executive Officer	Timothy M. Burke, Jr. President and Chief Operating Officer	John V. Moran, IV Chief Financial Officer	James A. Sandgren CEO, Commercial Banking	Kendra L. Vanzo Chief Administrative Officer

Mr. Burke became the President and Chief Operating Officer of the Company on July 22, 2025 following Mark G. Sander’s retirement from the Company.

On December 3, 2025, the Company announced Mr. Sandgren’s intention to retire in April 2026 following 34 years of service to the Company. The Company will appoint Mr. Sandgren’s successor once he or she has been selected.

Our Approach to Executive Compensation

Our primary objective for executive compensation is to align the interests of our executives with those of our shareholders. As such, our compensation programs are designed to reward executives for the achievement of short- and long-term strategic and operational goals of the Company and the achievement of increased returns for our shareholders, while at the same time avoiding unnecessary or excessive risk-taking. Our compensation programs also are designed to attract, incentivize and retain highly-qualified executives. Our NEOs’ total compensation is comprised of a mix of base salary, annual cash incentive awards and long-term equity awards. These compensation components, combined with our stock ownership guidelines and clawback policy, extend the time horizon for incentive compensation (both cash and equity) beyond the vesting and/or performance periods and provide balance between rewarding short-term and long-term performance.

2025 Performance Highlights

The Company delivered strong operating results in 2025, with record performance for several key metrics, as reflected by the following highlights:

●	Record adjusted EPS* of $2.21
●	Record adjusted net income* of $809 million
●	Record adjusted efficiency ratio* of 48.8% (top decile of KRX Index)
●	3-year TSR (2023-2025) of 39.4% (top quartile of KRX Index)

42	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

●	Continued growth of tangible book value – 15% year-over-year (top quartile of KRX Index)
●	Strong capital position at December 31, 2025
–	Total capital to risk-weighted assets = 12.85%
–	Tier 1 capital to risk-weighted assets = 11.53%
●	Adjusted ROATCE* of 18.6% (top decile of KRX Index)
●	Adjusted ROAA* of 1.26%
●	Year-over-year deposit growth of 4.9%, excluding our Bremer partnership
●	Maintained our peer leading high quality, low cost and granular deposit base, with average deposit size of $36,000 and 75% of core deposits having tenure of greater than 5 years
●	Year-over-year total loan growth of 5.1%, excluding our Bremer partnership
●	Continued strong credit discipline and credit quality, with net charge-offs** to average loans of 0.19%
●	Continued addition of key talent across our Company
●	Continued commitment to our core values, our uncompromised integrity and highest levels of ethics, dedication to the communities where we live and work and focus on our strong culture of collaboration, trust, inclusiveness and acceptance that empowers team members to flourish and be successful
●	Successfully completed our partnership with Bremer Bank on May 1, 2025 – see “About Old National” on page 4

*Includes adjusted, non-GAAP financial measures that exclude certain items, such as merger-related charges associated with completed and pending acquisitions, CECL Day 1 non-PCD provision expense, pension plan gain, reduction to previously accrued FDIC special assessment and net securities losses. The equivalent GAAP measures for the non-GAAP measures referenced above are: EPS: $1.79; Net Income: $653 million; Efficiency Ratio: 55.1%; ROATCE: 15.3%; and ROAA: 1.02%. Reference is made to the non-GAAP reconciliation included in the Company’s January 21, 2026 press release reporting its financial results for its 2025 fourth quarter and full year, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2026.

**Excludes PCD loans

2025 Pay For Performance Alignment

The Company delivered strong 2025 operating performance, with several records on key performance metrics described above. This performance positions us to continue to deliver strong financial results. These achievements are reflected in our short-term incentive compensation payouts for 2025 and the long-term performance share unit awards earned for the 2023-2025 performance period, demonstrating our ongoing commitment to pay for performance.

●	Our EPS performance for 2025 resulted in short-term incentive compensation being earned at 129% of the target performance level under our Annual Incentive Compensation Plan (“AICP”). See “Annual Incentive Compensation Plan” beginning on page 52.
●	The Company significantly outperformed the KRX Index for both the TSR (76th percentile of the KRX Index) and ROATCE (95th percentile of the KRX Index) metrics for the three-year performance period ended December 31, 2025 and, as such, the performance share units granted for this performance period (2023-2025) were earned at approximately 183% of target.
●	In March 2025, we granted our regular annual performance share unit awards to our NEOs with a three-year performance period ending on December 31, 2027. These awards may be earned

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

based on the Company’s TSR and ROATCE results relative to the performance of the companies in the KRX Index for this performance period (2025-2027).
●	In March 2025, we granted our regular annual service-based restricted stock awards to our NEOs that will vest in equal annual installments over a three-year period ending in March 2028, assuming continued employment by the executive on each vesting date, with certain limited exceptions.
●	On August 1, 2025, the Company granted to Mr. Burke a one-time service-based sign-on restricted stock award in connection with his employment by the Company. This one-time restricted stock award to Mr. Burke will vest in equal annual installments over a four-year period, assuming continued employment by him on each vesting date, with certain limited exceptions.

Shareholder Say-On-Pay-Vote in 2025

Our shareholders have the opportunity at each annual meeting of shareholders to provide an advisory vote on the compensation paid to our named executive officers, more commonly referred to as a say-on-pay vote. At our 2025 Annual Meeting, approximately 93% of the votes cast by our shareholders were voted in favor of the compensation paid to our named executive officers. This result affirmed that a significant majority of our shareholders support our approach to executive compensation. In addition, input from our annual shareholder engagement meetings continues to inform the Compensation Committee on the structure and metrics for our executive compensation program.

Our Executive Compensation Philosophy

Through our compensation program for executive officers, we strive to attract and retain outstanding leaders in a highly competitive environment, provide meaningful financial incentives to achieve performance goals established by our Compensation Committee, align our officers’ interests with the long-term interests of our shareholders and foster teamwork among our executives.

The Compensation Committee believes that the primary components of each executive officer’s compensation should be a competitive base salary and incentive compensation that rewards the achievement of both annual and long-term performance goals. In addition, the Compensation Committee believes stock ownership is an important component of executive compensation. Thus, equity-based awards represent a significant element of each executive officer’s target compensation.

The Compensation Committee continues to base our programs on a belief that strong operating performance and effective risk management are reflected in earnings per share growth and long-term stock price appreciation. With this philosophy in mind, the Compensation Committee established performance metrics and goals for 2025. Amounts realized or realizable under previously granted incentive compensation or equity-based awards did not influence the Compensation Committee’s decisions.

44	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Best Practices

Our executive compensation program is grounded in the Company’s compensation governance framework and overall pay-for-performance philosophy, as demonstrated by the following practices:

COMPANY’S EXECUTIVE COMPENSATION PROGRAM – BEST PRACTICES IMPLEMENTED

   Long-Term Equity Compensation
We award a significant portion of our executive compensation in the form of long-term equity consisting of performance share units (which are earned upon the achievement of specific goals for a three-year performance period) and restricted stock (which has a three-year vesting period). In this manner, we strongly align our NEOs’ compensation with the long-term interests of our shareholders.

   Compensation Risk Assessment
Our Compensation Committee oversees the ongoing evaluation of the relationship between our compensation programs and risk management. We provide incentive compensation but avoid the encouragement of unnecessary or excessive risk-taking. The Committee annually reviews with our Chief Risk Officer the risks and controls associated with our executive compensation program.

No Changes to Performance Goals Once Established Our Compensation Committee does not alter the performance goals for our incentive compensation awards once the goals have been established.	Stock Ownership Guidelines Our NEOs are required to own from three to five times their base salary in our stock depending upon their position with the Company and their salary level.

   A Well-Informed Compensation Committee
Our Compensation Committee is independent as well as knowledgeable about the compensation that is paid to our NEOs. The Committee is highly engaged and receives regular updates on market practices, regulatory and legal developments and emerging governance considerations from WTW, the Committee’s independent compensation consultant.

   Internal Pay Equity
When making compensation determinations, we consider a person’s responsibilities, skill set, track record of performance, leadership capabilities and other factors in relation to other similarly situated executives within our Company and at our peer group companies, as well as comparative market data.

No Gross-Ups Employment agreements with our executives do not provide for any tax gross-ups on severance benefits, perquisites or other benefit programs.	Independent Compensation Consultant The Compensation Committee utilizes an independent consultant (currently, WTW) when making executive compensation decisions.

   Annual Shareholder Advisory Vote
Each year, shareholders provide an advisory say-on-pay vote on the compensation of our NEOs. Our Compensation Committee considers the results of this vote when making compensation decisions for our executives.

   Three-Year Performance/Vesting Periods for Equity Awards
Our equity awards have a period of not less than three years for awards to be earned or vested in full, subject to certain limited exceptions.

   Double Trigger upon a Change in Control
We require both a change in control and a qualifying employment termination for enhanced change in control severance amounts to be paid and for accelerated vesting of equity awards.

   Performance Share Units Based on Relative Performance
Our performance share unit awards are based on our performance relative to other companies in the KRX Index. This reinforces a strong relationship between our relative performance and the relative competitiveness of our executives’ compensation.

No Liberal Share Recycling Our equity compensation plan under which equity awards are granted to our executives does not permit liberal recycling of shares.	Restrictive Covenants Our executives are required to comply with confidentiality, non-solicitation and, for certain officers (including our NEOs), non-competition covenants.

   Clawback Policy
We have a clawback policy that complies with the SEC and Nasdaq rules providing for recovery of bonuses and other incentive-based compensation received by executive officers under certain circumstances over a three-year lookback period.

   Responsible Employee Ownership
We prohibit employees, including our NEOs, from engaging in any short-term, speculative transactions with respect to Company securities, including purchasing securities on margin, engaging in short sales, buying or selling put or call options and trading in options. We also prohibit our NEOs and other executive officers from participating in hedging or pledging transactions.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Governance

The Compensation Committee of our Board of Directors is currently composed of eight non-employee directors, each of whom is independent from management and the Company (as independence is defined under the applicable Nasdaq and SEC requirements and the Company’s Corporate Governance Guidelines). No Compensation Committee member is eligible to participate in any management compensation program or receives any compensation from the Company other than Board and committee fees.

Role of Compensation Consultant in Compensation Decisions

The Compensation Committee has the authority to engage independent compensation consultants to advise it on all aspects of the compensation programs for our executive officers. For 2025, the Compensation Committee retained WTW as its independent compensation consultant to provide advice, analysis and comparative data relating to executive compensation.

In providing input to the Compensation Committee, WTW uses peer data from publicly filed information as well as market survey data. The market surveys include a broader range of companies and do not provide individual company-specific information. The Compensation Committee uses this peer and market data as a general reference and is among several factors considered when making compensation decisions for our CEO and other NEOs.

WTW also provides advice and peer data to the Company relating to director compensation. Our Nominating and Corporate Governance Committee is responsible for reviewing and making recommendations to the Board of Directors regarding director compensation.

Role of Executive Officers in Compensation Decisions

Our CEO annually reviews with the Compensation Committee and the Board of Directors the performance of each of our executive officers who report directly to him and the annual compensation earned by all executive officers for the year just completed. He also makes recommendations to the Compensation Committee and the Board with respect to the compensation of the executive officers who report directly to him for the current year (including base salary, annual incentive compensation and long-term equity awards). The Compensation Committee considers the recommendations of the CEO in determining and recommending to the Board for approval, the base salary, annual incentive compensation and long-term equity awards for each of the executive officers who report directly to the CEO. Our Chief People Officer also provides input on certain aspects of executive compensation other than her compensation and the compensation of our CEO.

CEO Performance Review and Pay Decisions

Our CEO’s annual performance review is overseen by our Nominating and Corporate Governance Committee and led by our Lead Independent Director, with input provided by the entire Board of Directors. Each year, our Compensation Committee reviews the CEO’s performance and compensation earned for the year just completed. The Compensation Committee also compares our CEO’s compensation to peer and market data, reviews this with WTW and makes a recommendation to the Board with respect to the CEO’s compensation for the current year. The CEO is not involved in the final determination regarding his own compensation, and all decisions with respect to the CEO’s compensation are made in executive sessions of the Compensation Committee and the Board, without the CEO present.

46	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Scope of Compensation Committee Responsibilities

Our Compensation Committee is responsible for annually reviewing, approving and recommending to the Board of Directors for approval all elements of the compensation of our CEO and the other executive officers who report directly to the CEO. The Compensation Committee also is responsible for reviewing the Company’s employee benefit programs, including the competitiveness of those programs, and for providing updates to our Board regarding talent development and succession planning for key executives of the Company other than the CEO (the Nominating and Corporate Governance Committee oversees succession planning for our CEO).

A copy of our Compensation Committee’s charter is available on our website at www.oldnational.com under the Investor Relations/Governance link.

Compensation Committee Procedures

The Compensation Committee considers information and advice provided by WTW, including peer group and market data, as a baseline for determining the structure of our executive compensation program, the components and amounts of compensation, the relative weighting of each component, total target compensation opportunities and the metrics and performance goals used in the incentive programs for our CEO and other executive officers. The Committee also annually reviews our executive compensation program compared to our peer group and market data, as well as the alignment of our executive pay with the Company’s performance.

The Committee seeks to establish total target compensation opportunities at approximately the median of the Company’s peer group. The ability to earn pay at the target level depends on performance being achieved at target levels or greater. The Compensation Committee also seeks to allocate compensation opportunities across base salary, annual cash incentives and long-term equity in proportions that appropriately reflect peer group practices and the Company’s priorities.

On an annual basis, the Compensation Committee reviews its relationship with WTW. In 2025, consistent with prior years, the Committee concluded that WTW was independent and free of any conflicts of interest with respect to the advice it provided to the Compensation Committee and, with respect to director compensation, the Nominating and Corporate Governance Committee.

2025 Peer Group

Each year, the Compensation Committee selects a peer group of publicly traded financial services companies used in determining the structure and amount of executive compensation, as well as comparing the Company’s performance relative to this peer group. The peer group includes a broad representation of bank holding companies with asset sizes that are comparable to the Company’s and that have similar business models. The Compensation Committee determines the peer group based on input from WTW and management of the Company.

The composition of the peer group is reviewed annually and may be updated from year to year to take into account the Company’s size relative to the peer group as well as mergers, acquisitions and other changes that may impact the inclusion of companies in the peer group. The Compensation Committee has discretion to remove companies from the peer group if their asset sizes, business models or other factors are deemed to be outside a range of relevance to the Company and the other institutions in the group. The Committee may also add companies to the peer group when appropriate. The Committee made no changes to our peer group for 2025, which consisted of the 16 companies set forth below, with asset sizes ranging from $35 billion to $93 billion and a median asset size of $66 billion as of December 31, 2025 (the Company’s asset size is currently approximately $72 billion).

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS

● Associated Banc-Corp	● F.N.B. Corporation	● Webster Financial Corporation***
● BOK Financial Corporation	● Hancock Whitney Corporation	● Western Alliance Bancorporation
● Cadence Bank*	● Pinnacle Financial Partners, Inc.**	● Wintrust Financial Corporation
● Columbia Banking System, Inc.	● Synovus Financial Corp.**	● Zions Bancorporation
● Comerica Incorporated	● UMB Financial Corporation
● First Horizon Corporation	● Valley National Bancorp

* Cadence Bank merged into Huntington Bancshares Incorporated effective February 1, 2026.

** Pinnacle Financial Partners, Inc. and Synovus Financial Corp. merged effective January 1, 2026.

*** Webster Financial Corporation announced its merger transaction with Banco Santander, S.A. on February 3, 2026.

2025 COMPENSATION PROGRAM

In determining executive officer compensation for 2025, the Compensation Committee reviewed our executive compensation structure, its competitiveness relative to our peer group and market data and the alignment of our executive pay with the Company’s expected performance.

The Compensation Committee considered the following factors, among others, when setting 2025 compensation for our CEO and our other NEOs.

●	Compensation levels of comparable executive officers in our peer group as well as other market data for comparable positions;
●	Providing a mix of base salary, annual incentives and long-term equity to align our executive officers’ compensation with our peer group and the market generally;
●	Our targeted financial and strategic performance objectives for 2025;
●	Advice from WTW, the Compensation Committee’s independent compensation consultant; and
●	Input from our CEO and Chief People Officer.

Components of Our Executive Compensation Program

The three principal components of our executive compensation program consist of:

●	Base salary;
●	Annual cash incentive compensation; and
●	Long-term equity compensation, delivered through both performance- and service-based equity awards.

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COMPENSATION DISCUSSION AND ANALYSIS

For 2025, at-risk compensation represented approximately 80% of our CEO’s target total direct compensation and approximately 68% of our other Named Executive Officers’ target total direct compensation, as shown in the following charts:

CEO	Other Named Executive Officers (Average)

The only elements of our executive officers’ compensation for 2025 that we paid in cash were base salary and annual cash incentive compensation. The remaining components of compensation in 2025 consisted of long-term equity awards for our CEO and our other NEOs in the form of performance share units and restricted stock of the Company.

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COMPENSATION DISCUSSION AND ANALYSIS

The following table provides details on the three core elements of our 2025 executive compensation program:

COMPONENT	KEY FEATURES
FIXED	Base Salary Fixed compensation for performing the responsibilities associated with an executive’s position
●
Set with reference to scope of role, individual skills and experience and demonstrated performance
●
Informed by peer and market data for similar positions, generally targeted at median
●
Reviewed annually with changes effective in March of each year

AT-RISK COMPENSATION	Annual Incentive Compensation Rewards short-term financial and operational performance
●
Variable, at-risk incentive compensation
●
Target value informed by peer and market data for similar positions
●
No award for performance below threshold; 50% of target value is paid for threshold performance; maximum award is capped at 200% of target
●
Target opportunities expressed as a percentage of base salary:

2025 NEOs	2025 Target
CEO	125%
President and COO	100%
CFO	85%
CEO, Commercial Banking	90%
Chief Administrative Officer	75%
● 2025 awards were based on the Company’s adjusted EPS as compared to performance goals established by the Compensation Committee at the beginning of the year

Long-Term Equity Compensation

Aligns executive interests with those of our shareholders over the long-term, motivates sustained shareholder returns and shareholder value, as well as retention of key talent

● Awarded as a combination of performance share units and service-based restricted stock awards ● Considered peer group and market data when establishing mix of performance and service-based awards:
2025 Equity Mix
2025 NEOs*	Performance-Based	Service-Based
CEO	60%	40%
All Other NEOs	50%	50%

●
Target value informed by peer and market data for similar positions
●
For performance share units, no shares are earned for performance below threshold; 50% of shares are earned for threshold performance; maximum award is capped at 200% of target
●
Target opportunities expressed as a percentage of base salary:

2025 NEOs*	2025 Target
CEO	275%
President and COO*	150%
CFO	150%
CEO, Commercial Banking	110%
Chief Administrative Officer	90%

●
Performance share units are based on three-year TSR (50%) and ROATCE (50%), with both metrics measured by the Company’s performance relative to the performance of companies in the KRX Index
●
Service-based restricted stock vests in three equal installments over three years

*The amounts shown represent the long-term equity compensation mix and target levels approved by the Compensation Committee in 2025 for the Company’s NEO roles. Mr. Burke did not receive an annual performance share unit or restricted stock award in 2025 because his employment with the Company began in July 2025, which was after the date that the 2025 awards were made. Mr. Burke instead received a one-time service-based sign-on restricted stock award, as referenced on page 44.

The following metrics for our incentive compensation awards were selected given their alignment to short- and long-term value creation and our areas of strategic focus. We also selected these metrics because they are the foundation of what we believe is a responsible incentive program that rewards performance without encouraging excessive risks. In addition, these metrics are commonly used by shareholders and the investment community to evaluate a financial institution’s performance.

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COMPENSATION DISCUSSION AND ANALYSIS

The metrics for our incentive compensation programs are selected given their alignment to short-term and long-term value creation and our areas of strategic focus. We also have selected these metrics because they are the foundation of what we believe are a responsible incentive program that rewards performance without encouraging excessive risks and because they are commonly used by shareholders and the investment community to evaluate a financial institution’s performance. When determining the achievement of the performance goals for each metric, we utilize the audited financial results of the Company.

ONE-YEAR PERFORMANCE METRIC FOR ANNUAL INCENTIVE COMPENSATION	WHY IT MATTERS
Adjusted EPS	Reflects the overall profitability of the Company for a given year; encourages management to continue to focus on near-term operating performance.

THREE-YEAR PERFORMANCE METRICS FOR LONG-TERM EQUITY COMPENSATION	WHY IT MATTERS
Relative TSR (50% weighting)

Reflects long-term shareholder value creation; measurement over a three-year period on a relative basis compared to the companies in the KRX Index; assesses our stock performance and dividend payments against a broad market of comparable companies.

Relative ROATCE (50% weighting)

Aligns with long-term shareholder value creation; correlates to higher valuations for common stock of publicly traded bank holding companies; measurement is based on a relative basis compared to the performance of the companies in the KRX Index; assesses our operational performance against the companies in a broad market of comparable companies.

CEO Pay

Mr. Ryan became the CEO of the Company in 2019. Since that time, the Company has increased in size from approximately $20 billion in assets to approximately $72 billion in assets. As such, Mr. Ryan’s annual total compensation has increased to reflect the expanded scope of his responsibilities at a significantly larger organization, as well as to reflect comparability with the compensation of CEOs of companies in our peer group.

Base Salary

Base salary is the only component of compensation that is not subject to the achievement of performance goals or vesting criteria. Base salary is designed to provide a fixed level of cash compensation for effectively performing the responsibilities associated with an executive’s position. We establish base salary ranges for each position based on the ranges for similar positions at peer group companies and other market data provided by WTW. In general, we target base salaries at approximately the median of our peer group or relevant market data. We review base salaries annually and adjust them in March of each year taking into account factors such as peer or market data, changes in duties and responsibilities, individual skills and experience and demonstrated individual performance.

In addition, when determining the 2025 base salaries of Mr. Ryan and our other Named Executive Officers, the Compensation Committee considered each officer’s overall skills, financial acumen, strategic insights and leadership role in achieving the strong financial results of the Company. The Committee also considered the recommendations of Mr. Ryan when making the compensation decisions for Messrs. Burke, Moran and Sandgren and Ms. Vanzo.

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COMPENSATION DISCUSSION AND ANALYSIS

The 2025 base salaries for our NEOs as determined by the Compensation Committee and approved by our Board of Directors were as follows:

2025
Name	Base Salary(1)
James C. Ryan, III	$1,273,300
Timothy M. Burke, Jr.	750,000
John V. Moran, IV	620,000
James A. Sandgren	665,000
Kendra L. Vanzo	495,000
(1)	2025 base salaries became effective in March 2025, other than Mr. Burke’s, which became effective on July 22, 2025, when he became President and Chief Operating Officer of the Company.

Annual Incentive Compensation Plan

Overview. Our AICP provides an opportunity for team members who participate in this plan, including our NEOs, to earn short-term incentive compensation based upon the achievement of corporate performance compared to pre-set performance goals determined by our Compensation Committee at the beginning of the year. At threshold performance, a participant earns 50% of his or her target award, 100% of target is earned for target performance and 200% of target is earned for maximum performance. No incentive payments are made for performance below the threshold performance level. For performance between threshold and target or between target and maximum, the payout is determined in accordance with a payout curve established by the Compensation Committee at the beginning of the year when the awards are granted.

Each year, the Compensation Committee selects the annual incentive compensation metric(s), performance goals and weightings based on the following objectives:

●	Link pay with annual corporate performance;
●	Emphasize overall profitability of the Company and teamwork to achieve performance goals;
●	Incentivize continued profitable loan growth, with emphasis on credit quality;
●	Incentivize continued fee income growth; and
●	Motivate growth of deposits and maintain a quality, low-cost core deposit base.

The Compensation Committee establishes rigorous short-term performance metrics and goals based upon our annual budget and operating plan. Metrics may include financial, operational, strategic or other key indicators of Company performance. Performance goals are intended to require strong performance to achieve target payout levels.

Annual incentive compensation awards earned are based upon the achievement of the performance goals established by the Compensation Committee at the beginning of the year. The payouts of annual incentive compensation awards are typically in cash but may be paid, in part, in shares of our common stock. Payouts to our NEOs are approved by our Board of Directors based upon the recommendation of our Compensation Committee.

2025 Annual Incentive Compensation Plan Structure.* The Compensation Committee selected adjusted EPS as the sole metric for our 2025 AICP to focus management’s efforts on the Company achieving strong short-term financial performance. In February 2025, the Compensation Committee determined that adjusted EPS of $2.08 would be required for payout at target, or 100%, under our AICP.

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COMPENSATION DISCUSSION AND ANALYSIS

The target adjusted EPS performance goal of $2.08 for our 2025 AICP was based on our Board-approved 2025 operating plan and budget. This target performance goal of adjusted EPS of $2.08 represented a 12% increase over the adjusted EPS of $1.86 that the Company achieved in 2024. The 2025 operating plan and budget assumed the Bremer partnership would close by mid-2025.

The threshold, target and maximum performance goals for the adjusted EPS metric under our AICP for 2025 are shown in the table below.

	Threshold	Target	Maximum
Adjusted Earnings Per Share	$1.88	$2.08	$2.28
Payout Level	50%	100%	200%

Determination of 2025 AICP Payout.* The Company’s adjusted EPS for 2025 was $2.21. This above-target performance was driven primarily by strong loan, core deposit and fee income growth, strong credit performance, disciplined expense management and a lower effective tax rate. In addition, the successful closing and integration of the Bremer partnership contributed to above-target performance. Based on the payout curve established by the Compensation Committee at the beginning of 2025, adjusted EPS of $2.21 resulted in a payout under our AICP for 2025 at 129% of target performance.

*References to EPS in this section are to adjusted EPS, which is an adjusted, non-GAAP financial measure that excludes certain items related to 2025, such as merger-related charges associated with completed and pending acquisitions, CECL Day 1 non-PCD provision expense, pension plan gain, reduction to previously accrued FDIC special assessment expense and net securities losses. The equivalent GAAP measure for adjusted EPS is $1.79. Reference is made to the non-GAAP reconciliation included in the Company’s January 21, 2026 press release reporting its financial results for its 2025 fourth quarter and full year, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2026.

Long-Term Equity Compensation (Performance Share Units and Restricted Stock)

Our long-term executive compensation consists entirely of equity awards. We believe that stock ownership by our executive officers is an important tool for aligning their interests with those of our shareholders, thereby reinforcing a focus on the long-term financial and stock performance of the Company.

The Compensation Committee selected the allocation of long-term equity compensation between performance share units and service-based restricted stock (and with respect to performance share units, the metrics, performance goals and weightings) based on the following strategic objectives:

●	Link pay with long-term corporate performance and stock price growth;
●	Emphasize the Company’s long-term profitability and strategies;
●	Encourage achievement of business goals that will enhance long-term shareholder value;
●	Reward and retain executives, whose future services are considered essential to the ongoing success of the Company;
●	Provide stock ownership opportunities for our executives, which further align their interests with those of our shareholders; and
●	Promote excellence and teamwork across our executive team.

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COMPENSATION DISCUSSION AND ANALYSIS

Annual equity awards in 2025 for our CEO and other NEOs are summarized below:

NAMED EXECUTIVE OFFICER LONG-TERM EQUITY COMPENSATION

Performance Share Units ● CEO – 60% of total equity award ● All other NEOS – 50% of total equity award

Total Shareholder Return (TSR) – 50%

Total Shareholder Return relative to the performance of the companies in the KRX Index measured over a three-year period ending on December 31, 2027.

Return on Average Tangible Common Equity (ROATCE) – 50%

Return on Average Tangible Common Equity relative to the performance of companies in the KRX Index measured at the end of the three-year period ending on December 31, 2027.

Service-Based Restricted Stock ● CEO – 40% of total equity award ● All other NEOs – 50% of total equity award	Three-Year Annual Vesting Service-based restricted stock that vests in equal annual installments over a three-year period.

The number of performance share units and shares of service-based restricted stock that we award to our CEO and other NEOs and executives is based upon a percentage of their base salaries following consultation with WTW and consideration of peer and market practices. In general, we seek to set long-term compensation opportunities that approximate the median for our peer group.

The Compensation Committee typically makes recommendations to our Board of Directors regarding equity compensation awards at its meeting in February of each year, and these awards are then reviewed and approved by the Board of Directors at its February meeting. Under special circumstances, such as the hiring of a new employee during a given year or a substantial promotion of an existing executive, the Compensation Committee may award equity compensation at other times during the year.

Long-term equity compensation awards granted in 2025 were made under our 2008 Equity Plan, which has been approved by our shareholders. These awards are reflected in the “Grants of Plan-Based Awards During 2025” table on page 62.

Performance Share Units. For each performance share unit award, our Compensation Committee established threshold, target and maximum performance levels relative to the performance of the companies in the KRX Index. The performance share units that may be earned for the 2025 awards are as follows:

METRIC	BELOW THRESHOLD	THRESHOLD	TARGET	MAXIMUM
Relative TSR (50%)	Less than 25th percentile	25th percentile	50th percentile	90th percentile
Relative ROATCE (50%)	Less than 25th Percentile	25th percentile	50th percentile	90th percentile
Associated Payout	No Award	50% of target shares	100% of target shares	200% of target shares

The TSR performance metric takes into account both stock price appreciation and cash dividends (assuming dividend reinvestment), expressed as a percentage increase or decrease. TSR is measured for the Company and compared to the TSR for the other companies in the KRX Index for the applicable three-year performance period to determine the Company’s relative percentile ranking and the corresponding number of performance share units that are earned and converted into shares of our common stock.

Similarly, ROATCE is measured for the Company and compared to the ROATCE for the other companies in the KRX Index as of the end of the three-year performance period to determine the Company’s

54	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

relative percentile ranking and the corresponding number of performance share units that are earned and converted into shares of our common stock.

In addition to relative TSR and ROATCE performance compared to the KRI Index, the number of performance share units earned is determined based upon a payout curve established by the Compensation Committee when the awards are granted. No performance share units are earned for performance below threshold.

Shares distributed for any performance share units earned must be held until the executive meets the requirements in the Company’s stock ownership guidelines. Dividends on performance share units are accrued but not paid until the award is earned following the completion of the performance period. Accrued dividends are then paid in additional shares of Company common stock if the performance share units are earned.

In addition, in order to earn a performance share unit award, an executive must, with certain limited exceptions, be employed by the Company during the entire performance period and, following the end of the performance period, until the Company’s relative performance and resulting earned shares are determined by the Compensation Committee.

The annual performance share unit award opportunities granted to our NEOs in the first quarter of 2025 for the 2025-2027 performance period are set forth below. Grant date fair values are based upon the methodology reflected in the Summary Compensation Table, see page 61. Mr. Burke did not receive a performance share unit award in 2025 because his employment with the Company began in July 2025, which was after the date that the 2025 awards were made.

	Number	Grant Date
	of PSUs	Fair Value
Name	Awarded	of PSUs
James C. Ryan, III	88,163	$2,514,845
Timothy M. Burke, Jr.	—	—
John V. Moran, IV	19,513	556,604
James A. Sandgren	15,348	437,802
Kendra L. Vanzo	9,347	266,619

Performance Share Units Earned for the 2023-2025 Performance Period. As explained above, the metrics for the performance share unit awards for the three-year performance period that ended on December 31, 2025 were the Company’s relative TSR and ROATCE as compared to the performance of the companies in the KRX Index.

The Company’s TSR for the 2023-2025 performance share unit awards was 39.4%, which equated to performance at approximately the 76th percentile as compared to the KRX Index. This resulted in the performance share units for the TSR metric being earned at 166% of target.

The Company’s ROATCE for the 2023-2025 performance share unit awards was 18.6%, which equated to performance at approximately the 95th percentile as compared to the KRX Index. This resulted in the performance share units for the ROATCE metric being earned at 200% of target.

The combined performance of the TSR and ROATCE metrics resulted in the performance share unit awards for the 2023-2025 performance period being earned at 183% of target and paid in March 2025.

Service-Based Restricted Stock. We granted our annual service-based restricted stock awards to our NEOs (other than Mr. Burke) in the first quarter of 2025 that will vest in equal annual installments over a three-year period ending in March 2028. We granted to Mr. Burke a one-time restricted stock award on

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COMPENSATION DISCUSSION AND ANALYSIS

August 1, 2025 following his appointment as the new President and Chief Operating Officer of the Company. The annual restricted stock awards will vest in equal annual installments over a three-year period, assuming continued employment by the executive on each vesting date, with certain limited exceptions. The one-time award to Mr. Burke will vest in equal installments over a four-year period, also assuming continued employment by Mr. Burke on each vesting date, with certain limited exceptions.

We pay current cash dividends on service-based restricted stock during the vesting period. After the restricted stock vests, the executive must hold the shares until he or she meets the requirements in the Company’s stock ownership guidelines.

The annual restricted stock awards granted to our NEOs in 2025 are set forth below. Grant date fair values are based upon the closing price of the Company’s common stock on the date of the grant.

	Number of Shares	Grant Date
	of Restricted	Fair Value
Name	Stock Awarded	of Shares
James C. Ryan, III	58,776	$1,395,930
Timothy M. Burke, Jr.(1)	33,000	673,200
John V. Moran, IV	19,513	463,434
James A. Sandgren	15,348	364,515
Kendra L. Vanzo	9,347	221,991
(1)	Mr. Burke’s 2025 restricted stock award reflects a one-time award granted to Mr. Burke on August 1, 2025, in connection with his appointment as the President and Chief Operating Officer of the Company.

Retirement and Other Welfare Benefits

We maintain a tax-qualified defined contribution plan, known as our 401(k) Plan. The 401(k) Plan allows employees to make pre-tax and Roth 401(k) Plan contributions. Subject to the conditions and limitations of the 401(k) Plan, new employees are automatically enrolled in the 401(k) Plan with an automatic deferral of 5% of eligible compensation, unless participation is changed or declined. All active participants receive a Company match of 100% of the first 5% of their eligible compensation that they contribute into the 401(k) Plan. We may also make additional profit-sharing contributions, in our discretion. To receive profit-sharing contributions from the Company in a given year, an employee must have (i) completed at least 1,000 hours of service during the year and (ii) been employed on the last day of the year or retired on or after age 65, died or become disabled during the year.

We also maintain a nonqualified deferred compensation plan, known as our Executive Deferred Compensation Plan, for certain management employees. Our CEO and other NEOs and executives are eligible to participate in the plan. An executive may elect to defer up to 25% of his or her base salary and up to 75% of his or her annual cash bonus in this plan. We also provide matching contribution credits under the plan, reduced by any matching contributions under the 401(k) Plan. In addition, we may provide discretionary contribution credits to make up for any reduction in discretionary profit-sharing contributions under the 401(k) Plan due to Internal Revenue Code contribution limits applicable to tax-qualified retirement plans.

Perquisites

In general, we believe that perquisites should not constitute a material portion of any executive’s compensation. Old National offers a limited number of perquisites, including only programs that are aligned with customary market practices. Detailed information regarding perquisites and other compensation is provided in Compensation Tables beginning on page 61.

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COMPENSATION DISCUSSION AND ANALYSIS

Policies, guidelines and other practices

Stock Ownership Guidelines

The Nominating and Corporate Governance Committee and Board of Directors have adopted stock ownership guidelines for the Company’s executive officers, including our NEOs, that are consistent with market practices and ensure our executives retain stock of the Company received as compensation until the target ownership level is achieved. Under the guidelines, the NEOs are required to hold shares of our common stock with a value which is the lesser of the following:

POSITION OR SALARY	TARGET OWNERSHIP GUIDELINES
Chief Executive Officer	5x salary in stock or 200,000 shares
Chief Operating Officer	4x salary in stock or 100,000 shares
Salary equal to or greater than $250,000	3x salary in stock or 50,000 shares

As of the date of this Proxy Statement, each of our NEOs has met the applicable stock ownership guidelines requirement other than Mr. Burke, who joined the Company on July 22, 2025 and is in the stock accumulation period permitted under the stock ownership guidelines. For purposes of the stock ownership guidelines, unvested shares of service-based restricted stock, phantom shares in our Executive Deferred Compensation Plan and shares held in our 401(k) Plan are considered owned. Unearned performance share units are not counted towards the satisfaction of our stock ownership guidelines.

Clawback, Insider Trading and Anti-Pledging and Anti-Hedging Policies

Clawback Policy. The Company maintains a clawback policy that complies with Nasdaq listing and SEC rules relating to clawback policies. The Company’s clawback policy provides for recovery of incentive-based compensation (including both cash and equity compensation) erroneously received by current or former executive officers during the three completed fiscal years immediately preceding the year in which the Company is required to prepare a restatement of its financial statements due to material non-compliance with financial reporting requirements. The amount of incentive-based compensation subject to recovery as erroneously received during the three-year lookback period is the excess of such compensation actually received over the amount that would have been received had the relevant Company financial statements been correct in the first instance.

Any recoupment under this clawback policy would be in addition to any similar rights or remedies the Company may have under any employment, award or other agreements, incentive compensation plan or similar plans or programs, other clawback, recovery or forfeiture policies or any laws, rules or listing standards applicable to the Company.

The Board of Directors believes that this policy and the recoupment terms in other agreements or plans, along with Company requirements that executive officers maintain a significant level of stock ownership in the Company during their employment, provide significant incentives for such executives to avoid taking inappropriate risks and to support sound enterprise risk assessment and oversight, while also helping promote management of the Company with a long-term view. Our clawback policy can be found at Exhibit 97 to our most recent Form 10-K.

Insider Trading Policy and Prohibitions on Pledging and Hedging. Under our insider trading policy, all directors, officers and employees, including certain of their family members and others described below, are prohibited at all times from: (i) holding any Company securities in a margin account,

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COMPENSATION DISCUSSION AND ANALYSIS

borrowing against any account in which Company securities are held or pledging Company securities as collateral for a loan without the prior approval of our Chief Legal Officer; (ii) engaging in puts, calls or other derivative transactions relating to the Company’s securities; (iii) short-selling securities of the Company; and (iv) purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of any equity securities of the Company.

The foregoing restrictions apply to all types of securities of the Company that are owned directly or indirectly by any director, officer or employee, including Company securities owned by any family members where the director, officer or employee is deemed to beneficially own such securities or by any other persons or entities designated to engage in securities transactions on behalf of such director, officer or employee. These restrictions will not preclude any director, officer or employee, their family members or their designees from investing in broad-based mutual or index funds that may hold Company securities. Our insider trading policy can be found at Exhibit 19 to our most recent Form 10-K.

Risk Assessment of Executive Compensation Program

Each year, our Chief Risk Officer performs an executive compensation program risk assessment and presents the results to our Compensation Committee. The Compensation Committee reviews the results and discusses the assessment with both our Chief Risk Officer and WTW. The risk assessment allows our Compensation Committee to confirm that our executive compensation program is designed such that executive officers are not encouraged to take excessive or imprudent risks to enhance their compensation. As part of its risk assessment process in 2025, the Compensation Committee confirmed the following:

●	The risks associated with the Company’s compensation programs for all employees are appropriately identified and managed.
●	Compensation arrangements appropriately balance risk taking with financial results in a way that does not encourage excessive risk-taking beyond the ability of the Company to identify and manage the risk.
●	The Company’s compensation arrangements are compatible with effective controls and risk management and are supported by appropriate corporate governance processes, including active and effective oversight.

Tax Considerations

Section 162(m) of the Internal Revenue Code was amended by the Tax Cuts and Jobs Act of 2017 to eliminate the tax deduction for performance-based compensation (other than with respect to payments made in accordance with certain “grandfathered” arrangements entered into prior to November 2, 2017) and to expand the group of current and former executive officers who may be covered by the $1 million per year compensation deduction limit per covered employee under Section 162(m). The Compensation Committee intends to continue the pay-for-performance philosophy of awarding executive pay notwithstanding the deductibility limitation of Section 162(m).

Employment and Confidentiality/Restrictive Covenant Agreements with Our Executive Officers

Each of Messrs. Ryan, Burke, Moran and Sandgren and Ms. Vanzo is a party to an employment agreement with the Company (the “Employment Agreements”) along with a confidentiality and restrictive covenants agreement (the “CRC Agreements”). Under their Employment Agreements, the executives are entitled to base salary, short- and long-term compensation opportunities (both cash and equity) and other employee benefits made available to similarly situated executives.

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COMPENSATION DISCUSSION AND ANALYSIS

The Employment Agreements require the Company to make severance payments upon certain terminations of employment, including upon a termination by the Company of the executive’s employment (other than for Cause) or a resignation of employment by the executive for Good Reason, either prior to or following a Change in Control of the Company (as such terms are defined in the applicable Employment Agreement). To receive his or her severance benefits, the executive must satisfy the terms of his or her Employment Agreement, including the timely execution by the executive of a release of claims against the Company and, in situations involving a resignation for Good Reason, provision of timely notice to the Company of the executive’s asserted Good Reason basis for resignation.

The Employment Agreements also provide for enhanced severance benefits upon the occurrence of a “second trigger” (termination of the executive’s employment without Cause or resignation by the executive for Good Reason) following a qualifying change in control of the Company.

See “Potential Payments upon Termination of Employment or Change in Control” beginning on page 65 for a description of the Company’s obligations to the NEOs under various described employment termination scenarios, either before or after a change in control. See also the tables in that section that set forth the estimated values and details of the termination benefits payable to the NEOs under those circumstances.

In addition, the Employment and CRC Agreements provide for, among other terms:

●	No Gross-up on Severance Benefits – The Company does not provide any tax gross-up on severance benefits, including in connection with any change in control. If any change in control-related severance amounts otherwise would constitute “excess parachute payments” subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, the payment will be reduced to the safe harbor amount in a manner determined by the Company.
●	No Gross-up on Benefit Continuation – There will be a continuation of medical benefit coverage provided by the Company for a period of time after employment is terminated in certain circumstances. Any tax resulting from these payments will be the executive’s responsibility.
●	No Walk Away Provision – Executives do not have the ability to voluntarily terminate their employment following a change in control and receive severance benefits without the occurrence of a “double trigger,” namely events or circumstances constituting Good Reason (as defined in the Employment Agreements). Executives have the right to terminate their employment for Good Reason within 24 months following a change in control and receive severance and other benefits.
●	Confidentiality, Non-Solicitation and Non-Competition Covenants – Executives must comply with certain confidentiality, non-solicitation and non-competition covenants contained in their Employment Agreements or CRC Agreements, both during and following their employment with the Company.

The Employment Agreements and CRC Agreements were entered into after the Compensation Committee reviewed their material terms and market practices with respect to such arrangements. Based on information and input provided by WTW, the Compensation Committee determined that the total compensation and benefits provided in the Employment Agreements, including the severance benefits in different employment termination scenarios, were consistent with prevailing market practices.

See “Named Executive Officer Employment Agreements” beginning on page 64 for additional information regarding the Employment Agreements and CRC Agreements.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	59

COMPENSATIOn committee report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the foregoing Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee

Kathryn J. Hayley, Chair

Peter J. Henseler, Vice Chair

Barbara A. Boigegrain

Daniel S. Hermann

Ryan C. Kitchell

Austin M. Ramirez

Thomas E. Salmon

Rebecca S. Skillman

60	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The table below provides information regarding compensation earned by our Named Executive Officers in 2025:

						Change in
						Pension Value
						and Nonqualified
					Non-Equity	Deferred	All
				Stock	Incentive Plan	Compensation	Other
		Salary	Bonus	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	(1)	(2)	(3)	(4)	(5)	(6)
James C. Ryan, III	2025	$1,263,877	$—	$3,910,775	$2,038,002	$139,213	$281,412	$7,633,279
Chairman and Chief Executive Officer	2024	1,210,973	—	4,229,568	1,740,774	—	361,518	7,542,833
	2023	1,144,423	—	3,011,947	2,145,793	6,692	214,656	6,523,511
Timothy M. Burke, Jr.	2025	314,423	600,000	673,200	750,000	—	154,067	2,491,690
President and Chief Operating Officer

John V. Moran, IV	2025	616,154	—	1,020,038	675,613	769	75,857	2,388,431
Senior EVP and Chief Financial Officer	2024	522,308	62,500	853,196	480,523	7,969	76,912	2,003,408
	2023	395,192	62,500	299,173	296,394	7,601	38,062	1,098,922
James A. Sandgren	2025	662,115	—	802,317	728,790	7,526	111,029	2,311,777
CEO, Commercial Banking	2024	645,192	—	1,032,907	551,337	109,459	151,955	2,490,850
	2023	620,192	—	687,584	790,745	—	92,342	2,190,863
Kendra L. Vanzo	2025	490,769	—	488,610	474,819	17,895	60,462	1,532,555
Senior EVP and Chief Administrative Officer	2024	468,577	125,000	545,595	350,261	12,606	90,212	1,592,251
	2023	445,192	125,000	360,044	434,062	—	50,204	1,414,502
(1)	2025 base salaries became effective in March 2025, other than Mr. Burke’s, which became effective on July 22, 2025, when he was hired as President and Chief Operating Officer of the Company.
(2)	For 2025, this column reflects a sign-on bonus paid to Mr. Burke in connection with his employment as the Company’s President and Chief Operating Officer.
(3)	Stock awards include entirely performance share units and service-based restricted stock granted under our 2008 Equity Plan. The grant date value of these stock awards is determined under FASB ASC Topic 718. For performance share units, the grant date value reflected is based on the number of units that would be earned at target performance. The value of the awards assuming the maximum performance levels are achieved for the 2025, 2024 and 2023 awards, respectively, would be: Mr. Ryan ($6,425,620, $6,458,180 and $4,839,604); Mr. Burke ($673,200); Mr. Moran ($1,576,642, $1,000,212, and $420,883); Mr. Sandgren ($1,240,119, $1,450,058 and $1,036,263); and Ms. Vanzo ($755,229, $766,356, and $542,624). For the number of performance share units and shares of service-based restricted stock awarded in 2025, please refer to the table captioned “Grants of Plan-Based Awards during 2025.”
(4)	These amounts reflect annual cash incentive compensation awards earned under the AICP. Mr. Burke’s 2025 was guaranteed at 100% of his annualized target under the plan as part of his employment offer.
(5)	None of our executives have any benefits under the Company's remaining frozen defined benefit pension plan. Any amounts listed for 2025, 2024 and 2023 represent the amount of the executive’s earnings credited under our Executive Deferred Compensation Plan in excess of the earnings that would have been credited using the applicable federal long-term rate, with compounding (as described by Section 1274(d) of the Internal Revenue Code).
(6)	The amounts reflected in this column include perquisites, Company contributions to defined contribution plans, cash dividends on restricted stock and premiums for life insurance for the executive. Please refer to the additional detailed information in the next table captioned “All Other Compensation for 2025.”

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	61

COMPENSATION TABLES

ALL OTHER COMPENSATION FOR 2025

		Company
	Perquisites	Contributions	Cash
	& Other	to Defined	Dividends on	Life
	Personal	Contribution	Restricted	Insurance
Name	Benefits (1)	Plans (2)	Stock	Premiums (3)	Total
James C. Ryan, III	$35,540	$168,088	$74,919	$2,865	$281,412
Timothy M. Burke, Jr.	132,561	11,538	9,240	728	154,067
John V. Moran, IV	6,025	41,185	27,244	1,403	75,857
James A. Sandgren	17,007	72,047	20,457	1,518	111,029
Kendra L. Vanzo	2,480	45,382	11,492	1,108	60,462
(1)

Mr. Ryan had personal use of the Company’s corporate airplane valued at $12,785. Messrs. Ryan, Burke and Sandgren received country club membership benefits of $6,294, $7,872 and $7,865, respectively, for business development purposes. Messrs. Ryan and Sandgren both received executive physical benefits of $1,436 and $1,617, respectively. Both also received financial planning benefits of $15,000 and $7,500, respectively, and $25 in benefits as a part of a broad-based company team member recognition program. As a part of Mr. Burke's relocation to Evansville, Indiana, he received total relocation benefits of $124,689.

(2)

Amounts in this column include the following amounts contributed by the Company to the Company’s 401(k) Plan and Executive Deferred Compensation Plan, respectively, for the following NEOs: Mr. Ryan: $17,500 and $150,588; Mr. Burke: $11,538 and $0; Mr. Moran: $17,500 and $23,685; Mr. Sandgren: $17,500 and $54,547; and Ms. Vanzo: $17,500 and $27,882.

(3)	Amounts in this column reflect life insurance premiums paid by the Company for each NEO. Executive officers receive group life insurance coverage equal to two times base salary.

GRANTS OF PLAN-BASED AWARDS DURING 2025

								All Other	All Other
								Stock	Option	Exercise	Grant
								Awards:	Awards:	or Base	Date Fair
								Number of	Number of	Price of	Value of
		Estimated Future Payouts Under Non-			Estimated Future Payouts Under			Shares of	Securities	Option	Stock and
	Grant	Equity Incentive Plan Awards (1)			Equity Incentive Plan Awards (2)			Stock or	Underlying	Awards	Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units (3)	Options (4)	per Share (4)	Awards (5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
James C. Ryan, III	3/1/2025	$789,923	$1,579,846	$3,159,692	—	—	—	—	—	—	$—
	3/1/2025	—	—	—	44,082	88,163	176,326	—	—	—	2,514,845
	3/1/2025	—	—	—	—	—	—	58,776	—	—	1,395,930
Timothy M. Burke, Jr.	8/1/2025	375,000	750,000	1,500,000	—	—	—	—	—	—	—
	8/1/2025	—	—	—	—	—	—	33,000	—	—	673,200
John V. Moran, IV	3/1/2025	261,866	523,731	1,047,462	—	—	—	—	—	—	—
	3/1/2025	—	—	—	9,757	19,513	39,026	—	—	—	556,604
	3/1/2025	—	—	—	—	—	—	19,513	—	—	463,434
James A. Sandgren	3/1/2025	297,952	595,904	1,191,808	—	—	—	—	—	—	—
	3/1/2025	—	—	—	7,674	15,348	30,696	—	—	—	437,802
	3/1/2025	—	—	—	—	—	—	15,348	—	—	364,515
Kendra L. Vanzo	3/1/2025	184,039	368,077	736,154	—	—	—	—	—	—	—
	3/1/2025	—	—	—	4,674	9,347	18,694	—	—	—	266,619
	3/1/2025	—	—	—	—	—	—	9,347	—	—	221,991
(1)	All non-equity incentive plan awards in 2025 were made under the Company’s AICP. Mr. Burke's awards represent threshold, target and maximum amounts based on a full year of employment. Mr. Burke’s 2025 award was guaranteed at 100% of his annualized target under the plan as part of his employment offer.
(2)	The shares in Columns (f), (g) and (h) represent performance share units granted under our 2008 Equity Plan. These performance share unit awards are earned based upon the Company’s relative performance compared to the other companies in the KRX Index, with 50% of the total award based upon TSR and the remaining 50% of the total award based upon ROATCE. The performance period for all of the performance share unit awards is the three-year period ending December 31, 2027, with the restriction period ending on March 15, 2028. Dividends accrue on performance share units during the performance period and are paid in shares of Company common stock once the award is earned.
(3)	The shares in Column (i) represent service-based restricted stock awards granted under our 2008 Equity Plan that vest in three substantially equal annual installments on the anniversary date of the grant in 2026, 2027 and 2028. Shares of service-based restricted stock granted on August 1, 2025 to Mr. Burke were made in connection with his employment as President and Chief Operating Officer of the Company and will vest in four substantially equal installments on August 1, 2026, 2027, 2028 and 2029. Vesting for all shares is contingent upon the NEO remaining employed during the required service period, with certain limited exceptions. NEOs are entitled to receive dividends on the shares of restricted stock during the vesting period.
(4)	No stock options were granted in 2025.
(5)	The fair market value of the ROATCE performance share units reported in Column (l) is the grant date value based on the

62	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

COMPENSATION TABLES

closing price of the Company’s common stock. A Monte-Carlo simulation is used to determine the fair market value of the TSR performance share units reported in this column. The fair market value of the service-based restricted stock reported in Column (l) is the grant date value of the awards based on the closing price of the Company’s common stock.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025

	Stock Awards (1)
				Equity Incentive		Equity Incentive
				Plan Awards:		Plan Awards:
	Number of		Market Value of	Number of Unearned		Market or Payout Value
	Shares or Units		Shares or Units	Shares, Units, or		of Unearned Shares, or
	of Stock that		of Stock that	Other Rights that		or Other Rights that
Name	Have Not Vested		Have Not Vested	Have Not Vested		Have Not Vested
James C. Ryan, III	22,545	(2)	$502,979	222,514	(7)	$4,964,287
	52,463	(3)	1,170,450	249,580	(8)	5,568,130
	58,776	(4)	1,311,293	178,600	(9)	3,984,566
Timothy M. Burke, Jr.	33,000	(5)	736,230	—		—
John V. Moran, IV	3,379	(2)	75,385	14,818	(7)	330,590
	7,788	(3)	173,750	16,464	(8)	367,312
	14,376	(6)	320,729	39,528	(9)	881,870
	19,513	(4)	435,335	—		—
James A. Sandgren	6,452	(2)	143,944	42,450	(7)	947,060
	14,730	(3)	328,626	46,716	(8)	1,042,234
	15,348	(4)	342,414	31,092	(9)	693,663
Kendra L. Vanzo	3,379	(2)	75,385	22,228	(7)	495,907
	7,796	(3)	173,929	24,722	(8)	551,548
	9,347	(4)	208,532	18,934	(9)	422,418
(1)	The table values are based on a price of $22.31, the closing price of the Company’s common stock as reported by the Nasdaq Stock Market on December 31, 2025, the last trading day of the year.
(2)	Represents shares of service-based restricted stock granted in 2023 under our 2008 Equity Plan that vested on March 1, 2026.
(3)	Represents shares of service-based restricted stock granted in 2024 under our 2008 Equity Plan that will vest in two remaining substantially equal installments on March 1 of 2026 and 2027.
(4)	Represents shares of service-based restricted stock granted in 2025 under our 2008 Equity Plan that will vest in three substantially equal installments on March 1 of 2026, 2027 and 2028.
(5)	Represents shares of service-based restricted stock granted under our 2008 Equity Plan in connection with Mr. Burke's employment as the Company’s President and Chief Operating Officer on July 22, 2025, that will vest in four substantially equal installments on August 1 of 2026, 2027, 2028 and 2029.
(6)	Represents shares of service-based restricted stock granted under our 2008 Equity Plan in connection with Mr. Moran's promotion to Senior Executive Vice President and Chief Financial Officer of the Company that will vest in two substantially equal installments on September 1 of 2026 and 2027.
(7)	Represents performance share units granted in 2023 under our 2008 Equity Plan. Each such performance share unit may be earned based upon the Company’s relative performance compared to the other companies in the KRX Index, with 50% of the total award based upon TSR and the remaining 50% of the total award based upon ROATCE. The performance period for all of these performance-based awards was the three-year period ended December 31, 2025, with the restriction period having ended on March 15, 2026. Dividends accrue on performance share units during the performance period and are paid in shares of Company common stock once the award is earned. The number of performance share units shown in the table assumes maximum performance has been achieved. With respect to Mr. Ryan, Mr. Moran, Mr. Sandgren and Ms. Vanzo: the number of shares that would result from threshold performance would be 55,628, 3,704, 10,611 and 5,555, respectively; and the number of shares that would result from target performance would be 111,256, 7,408, 21,225 and 11,113, respectively.
(8)	Represents performance share units granted in 2024 under our 2008 Equity Plan. Each such performance share unit may be earned based upon the Company’s relative performance compared to the other companies in the KRX Index, with 50% of the total award based upon TSR and the remaining 50% of the total award based upon ROATCE. The performance period for all of these performance-based awards is the three-year period ending December 31, 2026, with the restriction period ending on March 15, 2027. Dividends accrue on performance share units during the performance period and are paid in shares of Company common stock once the award is earned. The number of performance share units shown in the table assumes maximum performance has been achieved. With respect to Mr. Ryan, Mr. Moran, Mr. Sandgren and Ms. Vanzo: the number of shares that would result from threshold performance would be 62,394, 4,115, 11,677 and 6,180, respectively; and the number of shares that would result from target performance would be 124,789, 8,231, 23,357 and 12,361, respectively.
(9)	Represents performance share units granted in 2025 under our 2008 Equity Plan. Each such performance share unit may be earned based upon the Company’s relative performance compared to the other companies in the KRX Index, with 50% of the total award based upon TSR and the remaining 50% of the total award based upon ROATCE. The performance period for all of these performance-based awards is the three-year period ending December 31, 2027, with the restriction period ending on March 15, 2028. Dividends accrue on performance share units during the performance period and are paid in shares of Company common stock once the award is earned. The number of performance share units shown in the table assumes maximum performance has been achieved. With respect to Mr. Ryan, Mr. Moran, Mr. Sandgren and Ms. Vanzo: the number of shares that would result from threshold performance would be 46,355, 10,258, 8,070 and 4,913, respectively; and the number of shares that would result from target performance would be 90,437, 20,015, 15,744 and 9,587, respectively.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	63

COMPENSATION TABLES

OPTION EXERCISES AND STOCK VESTED IN 2025

	Stock Awards:
	Number of	Value
	Shares Acquired	Realized on
Name	on Vesting	Vesting
James C. Ryan, III	309,209	$6,797,303
Timothy M. Burke, Jr.	—	—
John V. Moran, IV	35,713	806,185
James A. Sandgren	73,065	1,630,225
Kendra L. Vanzo	37,949	847,168

2025 NONQUALIFIED DEFERRED COMPENSATION

	Executive	Company	Aggregate		Aggregate
	Contributions	Contributions	Earnings	Aggregate	Balance at
	in Last Fiscal	in Last Fiscal	in Last Fiscal	Withdrawals/	Last Fiscal
Name	Year	Year (1)	Year (2)	Distributions	Year End (3)
James C. Ryan, III
ONB Executive Deferred Compensation Plan	$240,372	$150,588	$277,434	—	$2,630,504
Timothy M. Burke, Jr.
ONB Executive Deferred Compensation Plan	—	—	—	—	—
John V. Moran, IV
ONB Executive Deferred Compensation Plan	108,428	23,685	21,732	—	382,787
James A. Sandgren
ONB Executive Deferred Compensation Plan	97,076	54,547	77,469	—	1,316,312
Kendra L. Vanzo
ONB Executive Deferred Compensation Plan	63,800	27,882	57,408	—	754,470
(1)	These amounts are also included under “All Other Compensation” in the “Summary Compensation Table” on page 61.
(2)	Of the 2025 balances reported in this column, the amounts of $139,213, $769, $7,526 and $17,895 with respect to Mr. Ryan, Mr. Moran, Mr. Sandgren and Ms. Vanzo, respectively, were also reported under “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the "Summary Compensation Table" on page 61.
(3)	Of the 2025 balances reported in this column, the amounts of $547,527, $49,214, $390,540 and $135,334 with respect to Mr. Ryan, Mr. Moran, Mr. Sandgren and Ms. Vanzo, respectively, were reported in the Summary Compensation Table in prior years.

Named Executive Officer Employment Agreements

Overview of Employment and CRC Agreements

Each of Messrs. Ryan, Burke, Moran and Sandgren and Ms. Vanzo is party to an Employment Agreement and CRC Agreement with the Company. The Employment Agreements with each of our NEOs provide for automatic, successive one-year terms ending on December 31 of each year unless the executive or the Company provides written notice of non-renewal to the other at least 60 days before the end of the applicable year. The Employment Agreements set forth the position, responsibilities and annual compensation, among other items, of each executive. In general, under their Employment Agreements, the NEOs are entitled to a base salary, incentive compensation opportunities (both cash and equity) and other employee benefits as determined by our Board of Directors.

The Employment Agreements require the Company to make severance payments upon certain employment terminations, including upon a termination of the executive’s employment (other than for Cause) or a resignation of employment by the executive for Good Reason, either prior to or following a

64	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

COMPENSATION TABLES

Change in Control of the Company (as such terms are defined in the applicable Employment Agreement). Termination of employment also may impact outstanding equity awards, as well as benefits payable under employee benefit plans.

The CRC Agreements with our NEOs contain confidentiality, non-solicitation and non-competition provisions applicable to the executive. The confidentiality terms in those agreements apply during and after the executive’s employment with the Company. Under the CRC Agreements, the non-solicitation and non-competition provisions apply during employment and remain in effect for a period of one year following any employment termination, subject to extension for any period in which the executive is in breach of those provisions.

Potential Payments Upon Termination of Employment or Change in Control

The following scenarios take into account each termination of employment situation – voluntary resignation (including retirement), death or disability, termination for Cause, termination without Cause and resignation for Good Reason – both prior to and following a Change in Control of the Company (as such terms are defined in the applicable employment agreement). The narrative and tables below describe the severance or other additional amounts the Company would provide to the NEO or the NEO’s beneficiaries as a result. These sections reflect certain assumptions we have made in accordance with applicable SEC rules: that the hypothetical termination of employment or Change in Control occurred on December 31, 2025; that restricted stock and performance share unit awards were then earned (even when vesting would be deferred until some later regular vesting date), based on target level performance in the case of performance share units; and that the value of a share of our common stock on that day was $22.31, which was the closing price of our common stock as reported by Nasdaq on December 31, 2025, the last trading day of the year.

The descriptions below exclude payments and benefits that are not enhanced by a termination of employment or a Change in Control. These payments and benefits, which are referred to in the following discussion as the NEO’s “vested benefits,” include:

●	Base salary payable through the date of employment termination;
●	Any other cash compensation earned through the date of termination but not paid, including any amounts earned and vested but not paid under our annual cash incentive program;
●	Benefits accrued under our 401(k) Plan, in which all employees may participate;
●	Accrued vacation pay, group health plan continuation and other similar amounts payable when employment terminates under programs applicable to our salaried employees generally;
●	Balances accrued under our deferred compensation plans; and
●	Service-based restricted stock and performance share units that have been earned and vested prior to the employment termination or Change in Control.

Voluntary Resignation; Retirement

Prior to an NEO achieving eligibility for retirement under our Equity Incentive Plan (age 55 with five years of service), we are not obligated to pay any amounts over and above vested benefits in the event of employment termination due to voluntary resignation. All unvested or unearned service-based restricted stock and performance share units will lapse and not vest.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	65

COMPENSATION TABLES

In the event of an NEO’s retirement, in addition to receiving vested benefits, the NEO will be treated as if he or she had continued employment through the end of the applicable service vesting or performance periods applicable to service-based restricted stock and performance share units awarded under our equity compensation plan. Service-based restricted stock will continue to vest in accordance with its original vesting schedule as if the NEO had remained employed by the Company. Any performance share units will be deemed earned (if performance conditions are met), and will be vested and paid out in shares, on the regular vesting date after the end of the performance period, also as if the NEO had remained employed by the Company for such period.

As of December 31, 2025, based upon age and years of service, Mr. Sandgren and Ms. Vanzo are the NEOs who meet the requirements to qualify for retirement upon any voluntary resignation. The amount of the payments to Mr. Sandgren and Ms. Vanzo upon any such retirement-eligible voluntary resignation are set forth in the following table:

	Restricted Stock	Performance Share Units
		2023-2025	2024-2026	2025-2027	Medical/Life &
Name	Unvested Awards	Performance Period	Performance Period	Performance Period	Outplacement	Total
James A. Sandgren(1)	$814,984	$431,810	$492,939	$342,414	—	$2,082,147
Kendra L. Vanzo	457,846	226,112	260,871	208,532	—	1,153,361
(1)	As noted above, the Company announced that Mr. Sandgren will retire in April 2026.

Death or Disability

In the event of an NEO’s death, in addition to payment of such NEO’s vested benefits, all unvested service-based restricted stock and unearned performance share units will automatically vest or be earned. For any service-based restricted stock awards, the restriction period will be deemed to end on the date of death, resulting in accelerated vesting of any remaining unvested balance of the award as of that date. For any performance share unit awards, the performance share units covered by the award will be deemed earned at target and vested upon an NEO’s death during the performance period. If an NEO dies after the end of the applicable performance period but before the subsequent regular vesting (and share distribution) date for that award, the NEO’s beneficiary will be entitled to the performance share units at the greater of target performance or actual performance determined on the regular vesting date after the end of the performance period, as if the NEO had remained employed through such date.

In the event of an NEO’s employment termination due to disability, in addition to payment of the NEO’s vested benefits, such NEO will be treated as if he or she had continued employment through the end of the applicable service vesting or performance periods (and until the regular vesting date after the end of the performance period) for both service-based restricted stock and performance share units. Service-based restricted stock will continue to vest in accordance with its original schedule as if the NEO had remained employed. Any performance share units will be deemed earned (if performance conditions are met), and will be vested and paid out in shares, on the regular vesting date after the end of the performance period, also as if the NEO had remained employed for such period.

66	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

COMPENSATION TABLES

	Restricted Stock Awards		Performance Share Units
Name	Number	Value	Number	Value	Total
James C. Ryan, III	133,784	$2,984,722	307,656	$6,863,806	$9,848,528
Timothy M. Burke, Jr.	33,000	736,230	—	—	736,230
John V. Moran, IV	45,056	1,005,199	34,056	759,789	1,764,988
James A. Sandgren	36,530	814,984	56,798	1,267,163	2,082,147
Kendra L. Vanzo	20,522	457,846	31,175	695,515	1,153,361

Termination for Cause

We are not obligated to pay any amounts over and above vested benefits if an NEO’s employment is terminated for Cause (as defined in the applicable Employment Agreement). In certain instances, the Employment Agreements require written notice from the Company and a failure by the NEO to correct the failure or breach within 90 days after receiving such notice.

Qualifying Termination (Termination without Cause or Resignation for Good Reason)

We are generally obligated to pay certain severance benefits to our NEOs in the event of a qualifying termination of their employment. A qualifying termination includes an involuntary termination of a NEO’s employment without Cause or a resignation by such NEO for Good Reason (as defined in the applicable Employment Agreement), whether prior to or following a Change in Control of the Company.

Benefit Continuation

In addition to the severance payments described below, in a qualifying termination under the Employment Agreements (in both Change in Control and non-Change in Control situations), Messrs. Ryan, Burke, Moran, Sandgren and Ms. Vanzo would receive the following benefits: (i) paid group medical coverage for the NEO and his or her spouse and dependents for a period of 24 months; (ii) 18 months of term life insurance coverage in substantially the same amount as provided to the NEO immediately before his or her employment termination; and (iii) 24 months of outplacement services.

Non-Change in Control Severance

In a qualifying termination not related to a Change in Control, severance benefits under the Employment Agreements with the NEOs would include: (i) an amount equal to the target annual cash bonus under the AICP for the calendar year in which the employment termination occurs, prorated for the period of the executive’s employment during that year (“Prorated Annual Bonus”); and (ii) an amount equal to two times target cash compensation (the sum of the executive’s annual base salary and target annual cash bonus for the year in which the employment termination occurs) for Messrs. Ryan, Burke, Moran and Sandgren, and one times the same for Ms. Vanzo. Such non-Change in Control cash severance benefits generally are payable within 60 days after the NEO’s employment termination date, subject to the executive’s provision within such 60-day period of a release of claims against the Company.

Under the Company’s award agreements under our equity compensation plan, upon a qualifying termination of employment (not occurring within two years after a Change in Control), an NEO would be entitled to a pro rata portion of the award, determined based on such NEO’s period of employment during the applicable restriction period (for restricted stock) or performance period (for performance share units), subject to the NEO’s provision of a release of claims against the Company and, in the case of performance share units, the satisfaction of any performance conditions on the regular vesting date (as if the NEO had remained employed by the Company through such date).

Non- Change In Control	Restricted Stock	Performance Share Units

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	67

COMPENSATION TABLES

	Severance Payments
	Base	Short-Term	2023 - 2025 Unvested	2023-2025 Performance	2024-2026 Performance	2025-2027 Performance	Medical/Life &
Name	Salary	Incentive	Awards	Period	Period	Period	Outplacement	Total ($)
James C. Ryan, III	$2,546,600	$3,183,250	$1,271,112	$2,263,394	$1,755,663	$655,646	$84,597	$11,760,262
Timothy M. Burke, Jr.	1,500,000	1,500,000	76,702	—	—	—	72,958	3,149,660
John V. Moran, IV	1,240,000	1,054,000	309,596	150,726	115,811	145,104	50,866	3,066,103
James A. Sandgren (1)	1,330,000	1,197,000	814,984	431,810	492,939	342,414	68,304	4,677,451
Kendra L. Vanzo (1)	495,000	371,250	457,846	226,112	260,871	208,532	50,839	2,070,450
(1)	The values for the restricted stock and performance shares units for Mr. Sandgren and Ms. Vanzo reflect their retirement eligibility under our equity compensation plan.

Severance Following a Change in Control

For a qualifying termination that occurs within 24 months after a Change in Control (as defined in the Employment Agreements), the severance benefits would include: (i) a Prorated Annual Bonus; and (ii) for Messrs. Ryan, Burke, Moran and Sandgren, a lump sum amount equal to three times target cash compensation and, for Ms. Vanzo, two times such target cash compensation. For purposes of this Change in Control severance, “target cash compensation” consists of the sum of: (i) the NEO’s annual base salary (for the current year or, if greater, the year preceding the Change in Control); (ii) the target annual cash bonus for the year of employment termination (or, if greater, the average of the annual cash bonus amounts earned over the three years preceding the Change in Control); and (iii) an amount equal to 7.5% of the NEO’s base salary on the employment termination date, representing the annual value of certain retirement benefits and executive benefit programs. These Change in Control cash severance benefits generally are payable within 60 days after the NEO’s employment termination date, subject to the NEO’s provision within such 60-day period of a release of claims against the Company.

Under the Company’s equity compensation plan, upon a qualifying termination within two years after a Change in Control, all outstanding service-based restricted stock awards and performance share units will immediately vest or be earned, as applicable, as of the NEO’s employment termination date, with any performance conditions applicable to performance share unit awards deemed to have been achieved at a target level.

	Change In Control Severance Payments		Restricted Stock	Performance Share Units
	Base	Short-Term	2023-2025 Unvested	2023-2025 Performance	2024-2026 Performance	2025-2027 Performance	Medical/ Life &
Name	Salary	Incentive	Awards	Period	Period	Period	Outplacement	Total ($)
James C. Ryan, III	$3,819,900	$6,559,644	$2,984,722	$2,263,394	$2,633,495	$1,966,917	$180,095	$20,408,167
Timothy M. Burke, Jr.	2,250,000	2,250,000	736,230	—	—	—	129,208	5,365,438
John V. Moran, IV	1,860,000	1,581,000	1,005,199	150,726	173,728	435,335	97,366	5,303,354
James A. Sandgren (1)	1,995,000	2,350,640	814,984	431,810	492,939	342,414	118,179	6,545,966
Kendra L. Vanzo (1)	990,000	882,882	457,846	226,112	260,871	208,532	87,964	3,114,207
(1)	The values for the restricted stock and performance share units for Mr. Sandgren and Ms. Vanzo in this table are the same as those reflected in a retirement scenario, given their retirement eligibility, but the vesting of all such awards would be accelerated upon a qualifying termination of their employment within two years after a Change in Control.

No Tax Gross-Ups

Under Internal Revenue Code Section 4999, a 20% excise tax is imposed on change in control payments that are deemed to be “excess parachute payments” within the meaning of Section 280G(b)(1). In general, the excess parachute payment threshold above which excise taxes are imposed is 2.99 times the base amount (which is the average W-2 compensation over five years). The Employment Agreements do not contain tax gross-ups for any severance payments, including in connection with a Change in Control. If any Change in Control-related severance payments otherwise would be subject to

68	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

COMPENSATION TABLES

the excise tax, the payments will be reduced to the safe harbor amount in a manner determined by the Company.

Restrictive Covenants

Under the CRC Agreements, the NEOs have agreed that any breach of their confidentiality, non-solicitation and non-competition covenants will result in the immediate forfeiture of (i) any remaining severance payments otherwise payable under their applicable employment or other agreements with the Company and (ii) any unvested or unearned Company equity awards, as well as require the NEO to repay to the Company any severance amounts received during any period that any such NEO was in breach of those covenants.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	69

CEO PAY RATIO

We believe our executive compensation program must be externally competitive and internally equitable to motivate our team members to create shareholder value. Our Compensation Committee monitors the relationship between the compensation of our executive officers and our non-executive employees. In this respect, the Compensation Committee considers the pay relationship based on target compensation opportunities as well as actual compensation received. A majority of our executive officers’ pay is variable based on the Company’s performance. As such, pay ratios can change materially from year to year.

For 2025,

●	The median of the annual total compensation of all of our employees, other than Mr. Ryan, was $69,319.
●	Mr. Ryan’s annual total compensation, as shown in the Summary Compensation Table for 2025, was $7,633,279.
●	Based on this information, the ratio of the annual total compensation of Mr. Ryan to the median of the annual total compensation of all employees is estimated to be 110 to 1.
●	Mr. Ryan’s target total direct compensation for 2025 was set by the Compensation Committee at $6,366,500. The ratio of this amount to our median employee’s total compensation is estimated to be 92 to 1.

In determining the median employee, a ranked list was prepared of all employees other than our CEO as of October 1, 2025 based on their W-2 compensation for 2025 (that is, their compensation reportable in Box 1 on Form W-2 as wages, salary, tips, bonuses and other compensation includable in the gross income of such employees for U.S. federal income tax purposes).

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	70

PAY VERSUS PERFORMANCE

The Company believes in the importance of maintaining a strong link between executive pay and the Company’s performance. The following disclosure is provided about the relationship between executive compensation actually paid (as defined by SEC rules) and the Company’s performance with respect to certain financial metrics. For further information regarding the Company’s compensation program, please see “Compensation Discussion and Analysis” beginning on page 41. The amounts in the tables below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our NEOs, including with respect to performance share unit or restricted stock awards. See “Option Exercises and Stock Vested in 2025” on page 64.

			Average	Average	Value of Initial Fixed $100
	Summary		Summary	Compensation	Investment Based On:
	Compensation		Comp. Table	Actually	Company	Peer Group
	Table	Compensation	Total Comp.	Paid to	Total	Total		Adjusted
	Total Comp.	Actually Paid	for Non-CEO	Non-CEO	Shareholder	Shareholder	Net	One-Year
Year	for CEO (1)	to CEO (3)	NEOs (2)	NEOs (3)	Return	Return (4)	Income	ROATCE (5)
2025	$7,633,279	$9,203,813	$2,181,113	$2,335,059	$158	$153	$653,122,000	18.6%
2024	7,542,833	12,504,646	4,253,902	5,333,145	150	143	523,000,000	16.9%
2023	6,523,511	6,231,205	4,429,093	4,195,237	113	127	565,900,000	21.3%
2022	11,657,989	12,884,815	4,162,215	4,422,936	116	127	414,169,000	21.1%
2021	3,971,101	4,414,151	1,352,603	1,504,898	113	137	277,538,000	15.4%
(1)	The CEO for each year is James C. Ryan, III, who began serving as our CEO in 2019.
(2)

The non-CEO NEOs for 2025 are Messrs. Burke, Moran and Sandgren and Ms. Vanzo.
The non-CEO NEOs for 2024 are Messrs. Moran and Sandgren, Michael L. Scudder (retired Executive Chairman), Mark G. Sander (retired President and COO), Brendan B. Falconer (former Chief Financial Officer) and Carrie G. Goldfeder (current Chief Credit Officer).
The non-CEO NEOs for 2022 and 2023 are Messrs. Scudder, Sander, Sandgren and Falconer.
The non-CEO NEOs for 2021 are Messrs. Sandgren, Falconer and Jeffrey L. Knight (retired Chief Legal Officer) and Ms. Vanzo.

(3)

To calculate compensation actually paid for the CEO and the average non-CEO NEOs, the following adjustments were made to the Summary Compensation Table total compensation, calculated in accordance with the SEC methodology for determining compensation actually paid for each year shown, excluding rows that are not applicable for the years presented:

					Add:
			Add:	Add:	change as of the	Add:
			fair value (FV)	change as of	vesting date	increase in		Add:
			as of FY-end of	end of FY in	(from end of	fair value of		value of
			equity awards	FV of awards	prior FY) in	awards granted		dividends or
		Deduct:	granted	granted in	FV for any	during applicable		other earnings
		grant date	during the year	any prior year	equity awards	FY that vested	Deduct:	paid on stock or
	Summary	fair value of	that are	that are	granted in any	during	Value as of prior YE	option awards
	Compensation	equity awards	outstanding and	outstanding and	prior year that	applicable FY,	for prior year awards	not otherwise
	Table	granted during	unvested as of	unvested as of	vested during or at	determined as of	forfeited during	included in	Compensation
CEO	Total	fiscal year (FY)	FY-end	FY-end	the end of the FY	vesting date	the year	SCT	Actually Paid
2025	$7,633,279	$3,910,775	$3,441,309	$1,528,205	$100,539	$0	$0	$411,256	$9,203,813
2024	7,542,833	4,229,568	5,818,934	3,291,951	(46,191)	0	0	126,687	12,504,646
2023	6,523,511	3,011,947	2,940,592	(335,439)	(169,197)	0	0	283,685	6,231,205
2022	11,657,989	7,736,725	8,122,095	692,721	34,096	0	0	114,639	12,884,815
2021	3,971,101	1,540,832	1,587,472	242,043	112,394	0	0	41,973	4,414,151

Other NEOs Avg.
2025	$2,181,113	$746,041	$697,643	$141,636	$24,028	$0	$0	$36,680	$2,335,059
2024	4,253,902	1,502,726	1,898,267	800,403	(18,114)	35,670	150,316	16,059	5,333,145
2023	4,429,093	1,273,391	1,242,077	(146,058)	(105,667)	0	0	49,183	4,195,237
2022	4,162,215	2,030,809	2,162,267	102,279	(6,661)	0	0	33,645	4,422,936
2021	1,352,603	371,607	382,862	62,209	57,214	0	0	21,616	1,504,898

(4)	The Company has chosen to use the KRX Index as its peer group for this “Pay Versus Performance” section.
(5)	This non-GAAP financial measure (Adjusted One-Year ROATCE) excludes certain items, such as merger-related charges associated with completed and pending acquisitions, CECL Day 1 non-PCD loans provision expense, pension plan gain, reduction to previously accrued FDIC special assessment expense and net securities losses. The equivalent GAAP measure for one-year ROATCE was 15.3%, 15.4%, 20.2%, 16.3% and 14.9% for 2025, 2024, 2023, 2022 and 2021, respectively. Reference is made to the non-GAAP reconciliation included in the Company’s January 21, 2026 press release reporting its financial results for its 2025 fourth quarter and full year, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2026.

71	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Relationship Between Financial Performance and Compensation Actually Paid

The tables below reflect compensation actually paid to our CEO and the average compensation actually paid to our other NEOs compared to TSR, net income and adjusted one-year ROATCE for the years 2021-2025. Below is a summary of items to note with respect to interpreting these tables.

●	For 2025, the Company achieved record adjusted EPS of $2.21; record adjusted net income of $809 million; 3-year TSR for 2023-2025 was 39.4%, which was in the top quartile of the KRX Index.
●	For 2024, the increase in both CEO and other NEO compensation actually paid was attributable primarily to the increase in the Company’s stock price as of year-end 2024.
●	For 2023, the Company achieved record adjusted EPS of $2.05; record adjusted net income of $599 million; record adjusted one-year ROATCE of 21.3%, which was in the top decile of the KRX Index.
●	For 2022, compensation information included one-time, performance-based equity awards that were earned in 2022 for the successful integration of the First Midwest Merger.
●	For 2021, compensation information was prior to the completion of the First Midwest Merger, when the Company’s total assets were $24 billion at December 31, 2021, or approximately 50% of its asset size as compared to 2022.

Total Shareholder Return. The following chart reflects compensation actually paid to our CEO and the average compensation actually paid to our other NEOs compared to (i) our cumulative TSR and (ii) the TSR of the companies in the KRX Index for the fiscal years ended 2021-2025.

Net Income. The following chart reflects compensation actually paid to our CEO and the average compensation actually paid to our other NEOs compared to our net income for the fiscal years ended 2021-2025.

72	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Adjusted One-Year ROATCE. The following chart reflects compensation actually paid to our CEO and the average compensation actually paid to our other NEOs compared to our one-year adjusted ROATCE for the fiscal years ended 2021-2025.

Tabular List (Unranked)

The table below provides an unranked list of the most important financial measures used by the Company to link compensation actually paid to the Company’s performance in 2025. These financial metrics were used in determining short- and long-term incentive awards in 2025.

Adjusted EPS
Relative TSR
Relative ROATCE

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	73

Item 2 – Approval of a non-binding advisory proposal on NAMED executive OFFICER compensation

The Board of Directors unanimously recommends that shareholders vote “FOR” approval of a non-binding advisory proposal on the compensation of our Named Executive Officers.

In accordance with applicable SEC requirements, we are seeking shareholder approval, on a non-binding advisory basis, of the compensation of our NEOs as disclosed in this Proxy Statement. This proposal, commonly known as a say-on-pay proposal, provides our shareholders with the opportunity to endorse or not endorse our executive pay program through the following resolution:

RESOLVED, that the shareholders hereby advise that they approve the compensation of the Company’s Named Executive Officers, as disclosed in the “Compensation Discussion and Analysis” and “Compensation Tables” sections of the Proxy Statement relating to the Company’s 2026 Annual Meeting of Shareholders.

We believe that our compensation practices are embedded in a pay-for-performance culture, are consistent with the practices of companies in our peer group and align our executives’ interests with those of our shareholders.

We believe our CEO and executive team have successfully managed the Company in a competitive and ever-changing economic and banking environment. In 2025, the Company delivered strong operating results, with record performance for several key metrics. Highlights include the following:

●	Record adjusted EPS* of $2.21
●	Record adjusted net income* of $809 million
●	Record adjusted efficiency ratio* of 48.8% (top decile of KRX Index)
●	3-year TSR (2023-2025) of 39.4% (top quartile of KRX Index)
●	Continued growth of tangible book value – 15% year-over-year (top quartile of KRX Index)
●	Adjusted ROATCE* of 18.6% (top decile of KRX Index)
●	Adjusted ROAA* of 1.26%
●	Year-over-year deposit growth of 4.9%, excluding the Bremer acquisition
●	Maintained our peer leading high quality, low cost and granular deposit base, with average deposit size of $36,000 and 75% of core deposits having tenure of greater than 5 years
●	Year-over-year total loan growth of 5.1%, excluding the Bremer acquisition
●	Continued strong credit discipline and credit quality, with net charge-offs** to average loans of 0.19%
●	Continued addition of key talent across our Company
●	Continued commitment to our core values, our uncompromised integrity and the highest levels of ethics, dedication to the communities where we live and work and focus on our strong culture of collaboration, trust, inclusiveness and acceptance that empowers team members to flourish and be successful
●	Successfully completed our partnership with Bremer Bank on May 1, 2025 – see “About Old National” on page 4

*Includes adjusted, non-GAAP financial measures that exclude certain items, such as merger-related charges associated with completed and pending acquisitions, CECL Day 1 non-PCD provision expense, pension plan gain, reduction to previously accrued FDIC special assessment and net securities losses. The equivalent GAAP measures for the non-GAAP measures referenced above

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	74

ITEM 2 – APPROVAL OF A NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION

are: EPS: $1.79; Net Income: $653 million; Efficiency Ratio: 55.1%; ROATCE: 15.3%; and ROAA: 1.02%. Reference is made to the non-GAAP reconciliation included in the Company’s January 21, 2026 press release reporting its financial results for its 2025 fourth quarter and full year, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2026.

**Excludes PCD loans.

Our Board of Directors recommends a vote “FOR” this resolution because the Board believes the practices described in the “Compensation Discussion and Analysis” section of this Proxy Statement are effective in achieving the Company’s goals of rewarding strong financial performance, aligning our executives’ long-term interests with those of our shareholders, providing a market-competitive compensation program and retaining and incentivizing highly talented executives over their productive careers.

Based upon our most recent shareholder vote results relating to the frequency of our say-on-pay vote, we are providing shareholders with the opportunity to provide a say-on-pay advisory vote annually.

Because your vote is advisory, it will not be binding upon our Board. However, the Board and the Compensation Committee will take into account the results of the vote when making future executive compensation decisions.

Shareholders are encouraged to review the information provided in this Proxy Statement regarding the compensation of our NEOs in the sections captioned “Compensation Discussion and Analysis” beginning on page 41 and “Compensation Tables” beginning on page 61.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	75

Item 3 – RATIFICATION OF THE APPOINTMENT Of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors unanimously recommends that shareholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Board proposes that our shareholders ratify the Audit Committee’s appointment of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2026. Although the ratification by our shareholders is not required, the Company believes it is desirable to continue its established practice of submitting the Audit Committee’s selection of our independent registered public accounting firm to our shareholders. In the event the appointment of Deloitte is not ratified by shareholders, the Audit Committee will reconsider the appointment but may nonetheless determine to retain Deloitte. A representative of Deloitte will attend the Annual Meeting and will have the opportunity to make a statement or respond to any questions that shareholders may have.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The table below sets forth the approximate fees for services rendered by Deloitte to the Company and its subsidiaries for the Company’s fiscal years ended December 31, 2025 and 2024, as well as for expenses incurred in connection with these services.

	2025	2024
Audit Fees	$2,960,955	$2,558,716
Audit-Related Fees	1,895	1,895
Tax Fees	400,000	—
All Other Fees	550,000	—
Total	$3,912,850	$2,560,611

Audit Fees

Audit Fees consist of fees for professional and related services rendered for (i) audits of the Company’s consolidated financial statements and its internal control over financial reporting as of December 31, 2025 and 2024, (ii) limited reviews of the interim consolidated financial statements included in the Company’s quarterly reports on Form 10-Q filed with the SEC, (iii) services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements, and (iv) other services that generally only the independent registered public accounting firm can provide. These services included fees relating to the audit of financial statements of Indiana Old National Insurance Company in 2025 and 2024, U.S. Department of Housing and Urban Development audits for 2025 and 2024 and consents in connection with registration statements filed by the Company with the SEC in 2025 as well as a comfort letter issued in connection with the Company’s issuance of subordinated notes on January 26, 2026.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	76

REPORT OF THE AUDIT COMMITTEE

Audit-Related Fees

For 2025 and 2024, the audit-related fees consisted of fees the Company paid to Deloitte for an annual subscription to the online Deloitte Accounting Research Tool.

Tax Fees

For 2025, tax fees consisted of fees paid to Deloitte related to tax compliance, including preparation and filing of federal, state and local fiduciary, foundation, estate and information returns provided to our clients through our wealth management group.

All Other Fees

All other fees consisted of fees for services provided by Deloitte other than those described above. The fees for 2025 represent consulting services related to treasury management integration support in connection with the Bremer partnership.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm. All of the fees and services described above were pre-approved under these procedures. The Audit Committee also will pre-approve non-audit services that are permissible under the Sarbanes-Oxley Act of 2002 and the rules of the SEC on a case-by-case basis. The Audit Committee may delegate its approval authority to one or more of its members, provided that any such approvals are presented for review by the Audit Committee at a subsequent meeting.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	77

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of eight independent directors who meet the applicable requirements of the SEC and Nasdaq. Additionally, the Board has designated Thomas L. Brown, Michael J. Small and Stephen C. Van Arsdell as audit committee financial experts as defined by the SEC. Mr. Van Arsdell served as an Audit Committee financial expert in 2025 and will serve as such until his retirement from the Board of Directors and the Audit Committee as of the Annual Meeting, as discussed in this Proxy Statement.

Audit Committee Responsibilities and Actions

The Audit Committee’s key responsibilities are set forth in its charter, which has been approved by the Board and which is available on the Company’s website at www.oldnational.com under the Investor Relations/Governance link. The principal responsibilities of the Audit Committee are, among others, to assist the Board in its oversight of:

(i)	the integrity of the Company’s financial statements and its financial reporting process;
(ii)	the appointment, independence, qualifications and performance of the Company’s independent registered public accounting firm;
(iii)	the scope and results of the independent registered public accounting firm’s audits and other services, if any;
(iv)	the Company’s system of internal control over financial reporting;
(v)	the services and performance of the Company’s internal audit function;
(vi)	the Company’s actions in response to matters raised by the independent registered public accounting firm or the internal auditors; and
(vii)	the Company’s compliance with legal and regulatory requirements in relation to financial reporting.

The Audit Committee reviewed and discussed with management and Deloitte the Company’s consolidated financial statements for the year ended December 31, 2025, as well as Deloitte’s reports on its audit of such financial statements and the Company’s internal control over financial reporting at December 31, 2025; discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; received the required written disclosures and the letter from Deloitte under applicable PCAOB standards regarding auditor independence; and discussed with Deloitte its independence.

The Audit Committee has established policies and procedures regarding the pre-approval of all services provided by the Company’s independent registered public accounting firm; reviewed all proposed audit and non-audit services to be provided by the independent registered public accounting firm; considered whether such services are compatible with maintaining the independence of the independent registered public accounting firm; and pre-approved all such services prior to their performance.

While the Enterprise Risk Committee of the Board has primary oversight responsibility for the Company’s regulatory compliance activities, the Audit Committee also monitors in an oversight capacity the Company’s compliance with banking laws and regulations and other risk management activities that might raise material issues relating to the Company’s financial statements, accounting policies or internal control over financial reporting. In performing its oversight responsibilities, the Audit

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	78

REPORT OF THE AUDIT COMMITTEE

Committee relies on the expertise and knowledge of management, the independent registered public accounting firm and the internal auditors, as follows:

(i)

Management is responsible for preparing the Company’s financial statements in accordance with U.S. generally accepted accounting principles and for maintaining appropriate internal control over financial reporting.

(ii)

The Company’s independent registered public accounting firm is responsible for conducting audits of the Company’s financial statements and the Company’s internal control over financial reporting and rendering its reports thereon.

(iii)

The Company’s internal auditors are responsible for evaluating the adequacy and effectiveness of the Company’s processes and system of internal controls to achieve the Company’s stated goals and objectives.

It is not the duty of the Audit Committee to plan or conduct audits relating to the Company’s financial statements or internal controls nor to conduct other types of audits, accounting reviews or similar procedures.

Sarbanes-Oxley Act of 2002

As required by the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for the confidential submission of employee concerns regarding accounting, auditing or internal control matters. These procedures provide for appropriate monitoring and follow-up on any such matters submitted. In addition, the Company’s Chief Audit Executive and Ethics Officer is charged with promptly reporting to the Audit Committee any matter of which she becomes aware involving any serious or potentially serious breach of the Company’s Code of Business Conduct and Ethics or other Company policies involving any accounting, auditing or internal control matters or any allegations of fraud or misconduct by senior management.

Conclusion

In reliance on the matters referred to above, the reports of management, the Company’s internal auditors and the independent registered public accounting firm as well as the representations of management, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements as of and for the year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the same year, as filed with the SEC.

Members of the Audit Committee

Stephen C. Van Arsdell, Chair

Thomas L. Brown, Vice Chair

Barbara A. Boigegrain

Kathryn J. Hayley

Peter J. Henseler

Daniel C. Reardon

Michael J. Small

Katherine E. White

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	79

Item 4 – APPROVAL OF THE COMPANY’S 2026 EQUITY COMPENSATION PLAN

The Board of Directors unanimously recommends that shareholders vote “FOR” approval and adoption of the Old National Bancorp 2026 Equity Compensation Plan.

We are seeking shareholder approval for the adoption of the new Old National Bancorp 2026 Equity Compensation Plan (“2026 Equity Plan”). Effectiveness of the 2026 Equity Plan is subject to approval by our shareholders at the Annual Meeting. If the 2026 Equity Plan is approved by shareholders, it will become effective as of the date of the Annual Meeting and replace our Amended and Restated 2008 Incentive Compensation Plan (“2008 Equity Plan”). Outstanding awards under the 2008 Equity Plan will continue in effect in accordance with their terms.

The 2008 Equity Plan was first approved by the Company’s shareholders on May 15, 2008, amended and restated as of May 10, 2012, further amended and restated as of April 27, 2017, amended as of April 29, 2021, and further amended as of May 18, 2022.

The primary reasons for replacing the 2008 Equity Plan with the 2026 Equity Plan are to (i) make additional shares available for awards to participants given the increase in the Company’s size and the number of plan participants since May 2022, and (ii) approve a new plan because the term of the existing 2008 Plan is due to expire in April 2027, prior to the Company’s 2027 annual meeting of shareholders. The proposed 2026 Equity Plan also (i) removes references to performance-based compensation provisions under Internal Revenue Code Section 162(m), which are no longer applicable to the plan, (ii) removes the Short-Term Incentive Plan appendix to the 2008 Equity Plan, as the Company’s short-term incentive compensation awards are now issued under the Company’s AICP, and (iii) contains other general updates. Employees of the Company and our non-employee directors currently participate in our 2008 Equity Plan and will likewise participate in the 2026 Equity Plan.

Available Shares

As of the Record Date, (i) 3,456,540 shares are subject to outstanding awards under the 2008 Equity Plan and (ii) 2,570,528 shares are available for future grants of awards under the 2008 Equity Plan.

If the 2026 Equity Plan is approved, the total number of shares of the Company’s common stock that may be granted under the 2026 Equity Plan may not exceed the sum of (i) nine million shares, plus (ii) the number of shares that are available for future awards under the 2008 Equity Plan as of the date of the Annual Meeting, plus (iii) any shares covered by awards under the 2008 Equity Plan that are outstanding on the date of the Annual Meeting that subsequently are forfeited, not earned or vested or remain unpurchased or undistributed upon termination or expiration of the award. As such, the 2026 Equity Plan would increase the remaining aggregate number of shares available for equity-based compensation awards after the Annual Meeting by nine million shares, to a total of 11,570,528 shares.

Grant Practices and Key Data

The Company believes that the increased number of shares under the 2026 Equity Plan will provide sufficient shares for equity-based compensation awards by the Company for approximately five years following the Annual Meeting. This estimate is based on our historical share usage under the 2008 Equity Plan and takes into consideration the impact of the Bremer Merger, which resulted in an increased number of employees eligible to receive equity-based compensation awards.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	80

ITEM 4 – APPROVAL OF 2026 EQUITY COMPENSATION PLAN

The table below shows our historic run rate of awards over the past three years.

	2023	2024	2025	Average
(a) Full value awards granted/earned	2,265,172	2,828,854	1,868,630	2,320,885
(b) Stock options granted	-0-	-0-	-0-	-0-
(c) Weighted average shares outstanding (basic)	290,748,000	309,499,000	363,513,000	321,253,333
(d) Run rate (a + b) / c	0.78%	0.91%	0.51%	0.72%

The table below shows our overhang as of the Record Date.

(a) Outstanding full value awards	3,456,540
(b) Outstanding stock options	-0-
(c) Shares remaining under the 2008 Equity Plan	2,570,528
(d) Proposed share increase under the 2026 Equity Plan	9,000,000
(e) Basic shares of common stock outstanding (as of March 20, 2026)	383,748,316
(f) Basic overhang (a + b + c + d) / e	3.9%
(g) Fully diluted overhang (a + b + c + d) / (a + b + c + d + e)	3.8%

As commonly calculated, the total potential dilution or “overhang” from the approval of the 2026 Equity Plan would be 3.8% on a fully diluted basis. The Company also takes into account the relevant accounting and tax impact of all potential forms of equity awards in designing our equity-based compensation awards.

We believe that the benefits to the holders of our common stock resulting from equity-based compensation awards to our employees and to our non-employee directors outweigh the potential dilutive effect of expected equity-based compensation awards under the 2026 Equity Plan. The Company believes that long-term incentives, primarily delivered through equity-based compensation awards, are an effective way to align the interests of our employees and non-employee directors with those of our shareholders, encourage ownership in the Company and serve as a risk management tool.

Without adopting the 2026 Equity Plan, we project that prior to the Company’s 2027 annual meeting of shareholders, the shares available under the 2008 Equity Plan will not be sufficient to make ordinary course annual equity-based compensation awards to our employees and non-employee directors. Therefore, if our shareholders do not approve the amendment to the 2026 Equity Plan, our future ability to issue equity-based compensation awards will be limited.

Several benefits of approving our new 2026 Equity Plan include:

●	Continue pay for performance and alignment with shareholder interests. A key element of our compensation philosophy is to align the long-term economic interests of our key employees and our non-employee directors with those of our shareholders by ensuring that a meaningful component of their compensation is provided in the form of equity awards. We believe that equity-based compensation aligns the interests of our employees and non-employee directors with those of our shareholders by rewarding them for long-term value creation and performance achievements as well as stock price appreciation. Equity awards also promote teamwork among, and provide an incentive for, employees who are participants in the plan to achieve certain corporate performance and, ultimately, increase shareholder value. Approval of the 2026 Equity Plan will enable us to continue to grant equity-based compensation awards rather than rely instead on cash-based awards or compensation, which do not have the same alignment of interests.
●	Continue to attract and retain executives. Attracting and retaining talented employees is critical to executing our business strategy successfully, and we believe that equity awards are a competitive and market-customary tool to recruit and motivate key employees. Approval of the

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	81

ITEM 4 – APPROVAL OF 2026 EQUITY COMPENSATION PLAN

2026 Equity Plan will allow us to use a valuable incentive tool and not place the Company at a significant disadvantage in attracting new talent and retaining existing talent.
●	Continue to attract qualified directors. The use of equity-based compensation awards is an important element of our director compensation program and is aligned with market practices for director compensation. Approval of the 2026 Equity Plan will allow us to continue to attract and retain strong directors and remain consistent with the non-employee director compensation of our peers.

Summary of the 2026 Equity Plan

The following summary of the material features of the 2026 Equity Plan is qualified in its entirety by reference to the full text of the 2026 Equity Plan, which is included in Appendix I to this Proxy Statement.

Eligibility

The Compensation Committee, in its discretion, may grant an equity award under the 2026 Equity Plan to any eligible employee of the Company or any of our affiliates. Our Board of Directors may grant equity awards to any non-employee director as part of our director compensation. As of the Record Date, we had approximately 2,450 employees eligible to participate in the 2008 Equity Plan, and there were approximately 500 employees participating in the 2008 Equity Plan. As of the Annual Meeting, all of our non-employee directors are participating in the 2008 Equity Plan.

Common Stock Subject to the Plan

The total number of shares of the Company’s common stock that may be granted under the 2026 Equity Plan after approval by shareholders at the Annual Meeting may not exceed the sum of (i) nine million shares, plus (ii) the shares that remain available for future awards under the 2008 Equity Plan as of the date of the Annual Meeting, plus (iii) any shares covered by outstanding awards under the 2008 Equity Plan on the date of the Annual Meeting and that are subsequently forfeited, not earned or not vested or remain unpurchased or undistributed upon termination or expiration of the award. Under the 2026 Equity Plan, neither shares withheld in satisfaction of tax withholding obligations nor shares used to pay the exercise price of an option will be added back to the aggregate number of shares available for awards under the plan. However, shares covered by an award under the 2026 Equity Plan that are forfeited, are not earned or vested or remain unpurchased or undistributed upon termination or expiration of the award will be added back to the aggregate number of shares available under the 2026 Equity Plan.

In the event of any stock split, stock dividend, spin-off or other relevant change affecting the Company’s common stock, the Compensation Committee may adjust the number of shares available for equity-based awards and the number of shares and price under outstanding awards made before the event, as provided in the 2026 Equity Plan.

Administration

The 2026 Equity Plan will be administered by the Compensation Committee, which has certain discretionary authority under the 2026 Equity Plan. The Compensation Committee may delegate all or any part of its authority and powers under the 2026 Equity Plan to one or more directors or officers of the Company. However, the Compensation Committee may not delegate its authority and powers:

●	with respect to grants to persons covered by Section 16 of the Securities Exchange Act; or

82	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

ITEM 4 – APPROVAL OF 2026 EQUITY COMPENSATION PLAN

●	in a way that would jeopardize the 2026 Equity Plan’s satisfaction of Rule 16b-3 of the Securities Exchange Act.

The full Board will administer the 2026 Equity Plan, as set forth above, with respect to any awards granted to non-employee directors. For purposes of the discussion under this Item 4, the Board has the authority and responsibilities attributed to the Compensation Committee with respect to any awards granted to a non-employee director.

Limits on Awards

Subject to the 2026 Equity Plan’s adjustment provisions in connection with certain corporate events, the Board may not grant any awards to a non-employee director under the 2026 Equity Plan during any calendar year that would exceed $500,000 in fair market value on the grant date of such award.

Performance Targets and Performance Measures

The Compensation Committee may condition awards on the achievement of certain objective performance targets (“Performance Targets”). The performance measures (“Performance Measures”) used to establish the Performance Targets will be based on any of the factors listed below or such other factors specified by the Compensation Committee. Such factors may be applied on a corporate-wide or business-unit basis, include or exclude one or more of the Company’s subsidiaries, may be in comparison with a corporate plan or budget or prior performance, and may be on an absolute basis or in comparison with peer or industry group performance. Performance measures may differ from participant to participant and from award to award. The factors that may be used as Performance Measures may be one or more of the following: (i) earnings per share; (ii) net income; (iii) interest income; (iv) non-interest income; (v) net interest income; (vi) efficiency ratio; (vii) deposits; (viii) credit quality; (ix) return on assets; (x) return on capital or equity; (xi) shareholder returns; (xii) stock price; and (xiii) any other metrics or criteria as may be determined by the Compensation Committee.

No Liberal Share Counting/Recycling Provisions

The 2026 Equity Plan prohibits liberal share counting and recycling, and the following shares count against, and are not added back to, the aggregate share limit: (i) shares tendered in payment of an option’s exercise price, (ii) shares withheld in satisfaction of tax withholding obligations, (iii) shares covered by a stock appreciation right (“SAR”) that is exercised, and (iv) shares that are repurchased by the Company with stock option exercise proceeds.

Minimum Vesting Period

The 2026 Equity Plan provides for a one-year minimum vesting period, provided, however, the following awards are not subject to the one-year minimum vesting requirement: (i) awards to a non-employee director that vest on the grant date, (ii) any awards up to a maximum of 5% of the shares available under the 2026 Equity Plan, and (iii) awards granted in connection with awards of another company that are already fully vested or have partially vested at least one year from their grant date, and that are assumed, converted or substituted pursuant to an acquisition by the Company.

No Repricing

The Company has never repriced underwater stock options or SARs, and repricing or replacing of underwater options and SARs is prohibited without shareholder approval under the 2026 Equity Plan, except in connection with certain corporate events or transactions described in the 2026 Equity Plan.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	83

ITEM 4 – APPROVAL OF 2026 EQUITY COMPENSATION PLAN

Description of Award Types

Subject to the limits imposed by the 2026 Equity Plan and summarized below, the Compensation Committee or the Board, as applicable, in its discretion, may award any of the following types of awards to eligible employees or non-employee directors: (i) restricted stock; (ii) restricted stock units; (iii) performance shares; (iv) performance share units; (v) incentive stock options; (vi) nonqualified stock options; (vii) SARs; and (viii) unrestricted shares.

A brief description of the awards that may be issued under the 2026 Equity Plan is as follows:

Restricted Stock

The Compensation Committee may grant awards of restricted shares of Company common stock. At the time of grant, the Compensation Committee will specify the number of shares granted, the period of restriction, the applicable Performance Targets, if any, and any other conditions of the award. In the case of performance-based restricted stock, the Compensation Committee will base Performance Targets on one or more of the Performance Measures listed under “Performance Targets and Performance Measures” above, which, depending on the extent to which they are achieved, will determine the number of shares of restricted stock that will be earned by or paid to the participant. An award agreement for restricted stock may provide for the earlier termination of restrictions on such restricted stock or other modifications in the event of the participant’s death, disability or retirement or in connection with a change in control transaction.

Restricted Stock Units

The Compensation Committee may grant restricted stock units. A grant of restricted stock units constitutes an agreement by the Company to deliver shares of Common Stock or cash to the participant in the future in consideration of the performance of services and subject to the fulfillment of conditions, if any, during the period of restriction as the Compensation Committee may specify. An award agreement for restricted stock units may provide for the earlier termination of restrictions or conditions or other modifications on such restricted stock units in the event of the participant’s death, disability or retirement or in connection with a change in control transaction.

Performance Shares/Performance Share Units

The Compensation Committee may grant performance shares and/or performance share units. The Compensation Committee will set Performance Targets based on one or more of the Performance Measures listed under “Performance Targets and Performance Measures” above, which, depending on the extent to which they are achieved, will determine the number or value of performance shares or performance share units that will be earned by or paid to the participant. Performance shares and performance share units may be paid in shares of Company common stock, cash or a combination of shares and cash. An award agreement for performance shares or performance share units may provide for the earlier lapse of restrictions or other modifications in the event of the participant’s death, disability or retirement or in connection with a change in control transaction.

Stock Options

The Compensation Committee may grant incentive stock options, nonqualified stock options or any combination thereof pursuant to which the participant may acquire shares of Company common stock. The Compensation Committee will establish the exercise price, which may not be less than 100% of the fair market value of the stock subject to the option on the grant date. The Compensation Committee will establish the vesting date and the term of the option, subject to a maximum term of ten years. A participant may pay the option price in cash or, if permitted by the Compensation Committee, by

84	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

ITEM 4 – APPROVAL OF 2026 EQUITY COMPENSATION PLAN

cashless exercise through a broker-dealer, by a net exercise or by delivering shares already owned by the participant having a fair market value equal to the exercise price. An award agreement for an option may provide that such option becomes exercisable in the event of the participant’s death, disability or retirement or in connection with a change in control transaction.

Additional limits and rules apply to incentive stock options that may only be granted to participants who are employees. For example, the Compensation Committee may not grant to an employee a qualified incentive stock option to the extent that it would result in the employee first being able to exercise the option to purchase shares with an aggregate fair market value (determined as of the grant date) of more than $100,000 in any one calendar year. Additionally, the total number of shares actually issued or transferred by the Company upon the exercise of incentive stock options will not exceed two million shares.

Stock Appreciation Rights

The Compensation Committee may grant SARs. The value of a SAR is based on the increase in the value of the Company’s common stock from the grant date to the date on which the employee exercises the SAR. The Compensation Committee determines the vesting and exercise periods for each SAR. A SAR must expire not later than ten years after the grant date. SARs may be granted in connection with or separate from option grants. An award agreement for a SAR may provide that the SAR becomes exercisable in the event of the participant’s death, disability or retirement or in connection with a change in control transaction.

Share Grants

The Compensation Committee may grant shares, without restrictions on such shares, except as to compliance with the minimum one-year vesting requirement and the exceptions thereto described under “Minimum Vesting Period” above.

Transferability and Voting of Awards

During the applicable (i) period of restriction for restricted stock or restricted stock units, (ii) performance period for performance shares or performance share units, or (iii) term of any stock option or SAR, the participant will not be entitled to transfer any rights under his or her award. With respect to voting rights, holders of awards of (i) restricted stock are entitled to vote the shares during the period of restriction; (ii) restricted stock units, performance shares or performance share units are not entitled to vote such units or shares during the applicable period of restriction or performance period; (iii) the shares underlying stock options are not entitled to vote until the options are properly exercised and the shares are issued to the participant; and (iv) SARs have no voting rights. In the case of all awards, the participant will have no other rights of ownership in the shares or units until such time as the award has been vested or earned and, in the case of restricted stock units, performance share units and stock options, shares of Common Stock have been issued to the participant.

Dividends and Dividend Equivalents

The 2026 Equity Plan specifies that dividends or dividend equivalents issued with respect to shares of Common Stock subject to awards will be payable in cash or shares as follows: (i) dividends during the applicable period of restriction on awards of restricted stock that are subject to service-based vesting requirements will be paid currently in cash; (ii) dividends or dividend equivalents with respect to restricted stock units, performance shares or performance share units will be accrued until, and be paid in shares of Common Stock only to the extent that, such award is earned and vested based on the satisfaction of the applicable Performance Targets and service-based vesting requirements; and

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	85

ITEM 4 – APPROVAL OF 2026 EQUITY COMPENSATION PLAN

(iii) dividends or dividend equivalents, as applicable, may be paid or accrued in any other manner as the Committee may determine.

Change in Control

The 2026 Equity Plan includes a “double-trigger” vesting provision, under which:

●	if, upon a change in control, an outstanding award is assumed or replaced with a new award with comparable terms and conditions as the original award, then the award will continue vesting under its original terms, provided that if the participant’s employment is terminated without cause or for good reason within two years following the change in control, then the awards will fully vest, with performance-based awards being earned at the higher of their target level of performance or actual performance; or
●	if, upon a change in control, an outstanding award is not assumed or replaced with a new award with comparable terms and conditions, then such outstanding award will fully vest upon the change in control, with performance-based awards being earned at the higher of their target level of performance or actual performance.

Amendment and Termination

The Board may amend, alter, supplement, terminate or discontinue the 2026 Equity Plan at any time, provided that generally no such amendment, alteration, supplement, termination or discontinuation may impair the rights of a participant under an existing award without the participant’s consent. Shareholder approval of an amendment will be required to the extent necessary to satisfy applicable legal and regulatory requirements. Under its current terms, the 2026 Equity Plan will terminate automatically on May 12, 2036, provided that previously granted awards will remain outstanding in accordance with their terms.

Compliance with Section 409A of the Internal Revenue Code

To the extent applicable, it is intended that the 2026 Equity Plan and any grants made thereunder comply with or be exempt from the provisions of Section 409A of the Internal Revenue Code so that the income inclusion provisions of Section 409A(a)(1) of the Internal Revenue Code do not apply to the participants. The 2026 Equity Plan and any grants made under the 2026 Equity Plan will be administered in a manner consistent with this intent.

Federal Income Tax Consequences

Tax Consequences for Participants

The federal income tax consequences to a participant vary depending upon the type of award granted under the 2026 Equity Plan. Generally, there are no federal income tax consequences to the participant upon the grant or exercise of an incentive stock option. If a participant holds the shares purchased through the exercise of an incentive stock option for more than two years after the grant date and one year after the exercise date (“required holding period”), the participant will be eligible for capital gains treatment on any excess of the sales price over the option price upon selling the shares. However, if the participant sells the shares during the required holding period, he or she must recognize ordinary income on the date of sale equal to the difference between the option price and the fair market value of the shares on the exercise date. The balance of the participant’s gain, if any, on the sale of the shares is subject to capital gains treatment.

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ITEM 4 – APPROVAL OF 2026 EQUITY COMPENSATION PLAN

The recipient of a nonqualified stock option realizes ordinary income upon exercising the option equal to the difference between the option price and the fair market value on the exercise date of the shares purchased. Upon the subsequent sale of any such shares by the participant, any appreciation or depreciation in the value of the shares after the exercise date will be treated as a capital gain or loss for the recipient.

A participant generally does not recognize income from the grant of a restricted stock award until the restrictions on the shares lapse and the shares vest. Any dividends on restricted shares paid to participants before the lapse of restrictions are taxable to the participant as ordinary income.

A participant generally does not recognize income from the grant of restricted stock units until the restrictions on the restricted stock units lapse and the award is settled. At that time, the participant must recognize as ordinary income an amount equal to the fair market value of the shares underlying the restricted stock units. No income generally will be recognized upon the grant of performance shares or performance units. Upon the performance shares or performance units being earned and vested, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the cash received, if any, and the fair market value of shares received in settlement of the earned awards.

SARs and awards of unrestricted shares under the 2026 Equity Plan are taxable to the participant at the time paid in the case of SARs, and when received in the case of awards of unrestricted shares.

Tax Consequences to the Company or Subsidiary

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding tax deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code. In the case of grants of incentive stock options, the Company does not receive an income tax deduction, provided that the employee disposes of the shares after the required holding period.

Recoupment

Repayment to the Company of all or any portion of any award under the 2026 Equity Plan may be required under certain circumstances in accordance with the Company’s clawback policy, as in effect from time to time. See “Clawback Policy” on page 57.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	87

SHAREHOLDER PROPOSALS AND DIRECTOr NOMINATIONS FOR THE 2027 ANNUAL MEETING

Proposals submitted by shareholders under SEC Rule 14a-8 for our 2027 annual meeting of shareholders must be received by the Company at its principal executive offices, c/o our Corporate Secretary, P.O. Box 718, Evansville, Indiana 47705-0718, no later than December 4, 2026, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

Proposals for director nominations submitted by shareholders under our By-Laws outside of SEC Rule 14a-8 in connection with our 2027 annual meeting of shareholders must be received by the Company at its principal executive offices, c/o our Corporate Secretary, P.O. Box 718, Evansville, Indiana 47705-0718, no later than January 11, 2027.

All proposals for nominations of persons to serve as directors of the Company must comply with the requirements contained in our By-Laws. In addition to satisfying the requirements contained in the Company’s By-Laws, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Securities Exchange Act no later than March 15, 2027.

ANNUAL REPORT

Upon written request, the Company will provide, without charge, a copy of the Company’s annual report on Form 10-K filed with the SEC for the year ended December 31, 2025 to each shareholder who does not otherwise receive a copy. Requests should be addressed to:

Old National Bancorp

c/o Corporate Secretary

P. O. Box 718

Evansville, Indiana 47705-0718

OTHER MATTERS

The Board does not know of any matters for action by shareholders at our 2026 Annual Meeting other than the matters described in the accompanying Notice of Annual Meeting of Shareholders. However, the enclosed Proxy Card will confer upon the named Proxies authority to vote on any matters which are not known to the Board as of the date of this Proxy Statement and which may properly come before the Annual Meeting. It is the intention of the persons named as Proxies to vote pursuant to the Proxy Card with respect to such matters in accordance with their judgment.

It is important that Proxy Cards be returned promptly. Shareholders are requested to complete, sign, date and return their Proxy Cards in order that a quorum for the Annual Meeting may be assured. You may also vote via the Internet or by telephone. If you do not vote via the Internet or by telephone, then your Proxy Card may be mailed in the enclosed envelope, to which no postage need be affixed.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	88

APPENDIX 1

OLD NATIONAL BANCORP

2026 EQUITY COMPENSATION PLAN

Article I.

PURPOSE AND DURATION

Section 1.01.Establishment of the Plan. Old National Bancorp, an Indiana corporation, hereby establishes an equity-based incentive compensation plan, to be known as the Old National Bancorp 2026 Equity Compensation Plan (“Plan”). This Plan was approved and adopted by the Company’s Board of Directors on February 18, 2026 and was approved by the Company’s shareholders on May 13, 2026. The Plan is intended to replace the Prior Plan, and no further awards will be granted under the Prior Plan on and after the Effective Date.

Section 1.02.Purposes of the Plan. The purposes of the Plan are to (a) further the growth and financial success of the Company and its Affiliates by aligning the interests of Participants more closely with the interests of the Company’s shareholders, (b) provide Participants with an additional incentive to excel in performing services for the Company and its Affiliates, and (c) promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company and its Affiliates in attracting, motivating, and retaining directors and key employees. To achieve these objectives, the Plan provides for the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Shares.

Article II.

DEFINITIONS AND RULES OF INTERPRETATION

Section 2.01.Definitions. For purposes of the Plan, the following words and phrases shall have the following meanings, unless a different meaning is plainly required by the context:

(a)	“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.
(b)

“Affiliate” means any corporation or any other entity (including, but not limited to, a partnership, limited liability company, joint venture, or Subsidiary) controlling, controlled by, or under common control with the Company.

(c)	“Affiliated SAR” means a SAR that is granted in connection with a related Option pursuant to Article VII, and is deemed to be exercised at the same time as the related Option is exercised.
(d)	“Aggregate Share Limit” means the maximum number of Shares that may be issued under the Plan, as specified in Section 4.01.
(e)	“Assumed” has the meaning specified in Section 15.02(c).
(f)

“Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Shares.

(g)	“Award Agreement” means the written agreement that sets forth the terms and conditions applicable to an Award.
(h)	“Board” or “Board of Directors” means the Company’s Board of Directors, as constituted from time to time.
(i)

“Cashless Exercise” means, if there is a public market for the Shares, the payment of the Exercise Price for Options (i) through a same day sale commitment from the Participant and a FINRA member firm, whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay the Exercise Price, and whereby the FINRA member firm irrevocably commits upon receipt of such stock to forward the Exercise Price directly to the Company, or (ii) through a margin commitment from the Participant and a FINRA member firm whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the FINRA member firm in a margin account as security for a loan from the FINRA member firm in the amount of the Exercise Price and whereby the FINRA member firm irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	A-1

Appendix 1 – 2026 Equity Compensation Plan

(j)

“Cause” means, for purposes of determining whether and when a Participant has incurred a Termination of Service for Cause, (i) any act or failure to act that permits the Company or an Affiliate to terminate the written employment agreement or employment arrangement or the Award Agreement between the Participant and the Company or Affiliate for “cause,” as defined in such agreement or arrangement, or (ii) if there is no such agreement or arrangement, or the agreement or arrangement does not define the term “cause,” any act or failure to act deemed to constitute “cause” under the Company’s established and applied practices, policies, guidelines, or other plans applicable to the Participant.

(k)	“Change in Control” has the meaning specified in Section 15.01.
(l)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.
(m)	“Committee” means the Talent Development and Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan pursuant to Article III.
(n)	“Company” means Old National Bancorp, an Indiana corporation, and any successor thereto.
(o)	“Director” means any individual who is a member of the Board of Directors and who is not an Employee.
(p)	“Effective Date” means May 13, 2026, which is the date on which the Company’s shareholders approved the Plan.
(q)	“Eligible Transferees” has the meaning specified in Section 16.07(a).
(r)	“Employee” means an officer or employee of the Company or an Affiliate.
(s)

“Exercise Price” means (i) the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option, and (ii) the Fair Market Value on the Grant Date of a Share to which a SAR relates.

(t)

“Fair Market Value” means, with respect to a Share as of a particular date, the per share closing price for the Shares on such date, as reported by the principal exchange or market on which the Shares are then listed or regularly traded. If Shares are not traded on an exchange or market on the date as of which the determination of Fair Market Value is made, Fair Market Value means the per share closing price for the Shares on the most recent preceding date on which the Shares were traded on an exchange or market. If the Shares are not listed on a national securities exchange or market, the Fair Market Value of a Share shall be determined by the Committee in a reasonable manner pursuant to a reasonable valuation method. Notwithstanding anything to the contrary in the foregoing, as of any date, the Fair Market Value of a Share shall be determined in a manner consistent with avoiding adverse tax consequences under Code Section 409A and, with respect to an Incentive Stock Option, in the manner required by Code Section 422.

(u)	“FINRA” means the Financial Industry Regulatory Authority.
(v)	“Freestanding SAR” means a SAR that is granted independently of any Option.
(w)

“Good Reason” means, with respect to any Participant, the meaning ascribed to such term in any Award Agreement or any employment, severance or change in control agreement entered into by such Participant. If the Participant has not entered into any employment, severance, or change in control agreement, or the applicable Award Agreement or employment, severance, or change in control agreement does not contain a definition of “Good Reason,” then “Good Reason” means the occurrence of one or more of the following events within the two- (2-) year period following a Change in Control:

(i)	A material diminution in the Participant’s authority, duties, or responsibilities;
(ii)	The Participant’s annual base salary is materially reduced;
(iii)

The Participant’s principal place of employment with the Company or the Post-CIC Entity is relocated without the Participant’s consent a material distance (which for this purpose shall be deemed to be more than 50 miles) from such Participant’s principal place of employment immediately prior to the Change in Control; or

(iv)

Any other action or inaction that constitutes a material breach by the Company or the Post-CIC Entity of this Plan, any Award Agreement, or any other agreement or arrangement under which the Participant provides his or her services to the Company or the Post-CIC Entity.

(x)	“Grant Date” means the date of an Award set forth in an Award Agreement.

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(y)	“Immediate Family Members” has the meaning specified in Section 16.07(a).
(z)

“Incentive Stock Option” means an option to purchase Shares that is granted to a Participant pursuant to Article VI, is designated as an “incentive stock option” and satisfies the requirements of Code Section 422.

(aa)	“Minimum Vesting Exceptions” has the meaning specified in Section 4.05.
(bb)	“Minimum Vesting Requirement” has the meaning specified in Section 4.05.
(cc)	“Nonqualified Stock Option” means an option to purchase Shares that is granted to a Participant pursuant to Article VI and is not an Incentive Stock Option.
(dd)	“Option” means an Incentive Stock Option or a Nonqualified Stock Option.
(ee)	“Option Period” means the period during which an Option is exercisable in accordance with the applicable Award Agreement and Article VI.
(ff)	“Participant” means an Employee or a Director to whom an Award has been granted under the Plan.
(gg)

“Performance Award” means an Award under which the Shares or amount earned by or payable to (if any) the Participant is contingent on the achievement or satisfaction of one or more pre-established Performance Targets during the Performance Period, as determined by the Committee or the Board.

(hh)

“Performance Measures” means, with respect to a Performance Award, the factors determined by the Committee or the Board used to determine the Shares or amount (if any) earned or payable pursuant to the Award. “Performance Measures” shall be based on any of the factors listed below, alone or in combination, as determined by the Committee or the Board. Such factors may be applied (i) on a corporate-wide or business-unit basis, (ii) including or excluding one or more Subsidiaries, (iii) in comparison with plan, budget, or prior performance, (iv) on an absolute basis or in comparison with industry or peer performance, and/or (v) on an adjusted basis taking into account acquisitions by the Company or any other factors. Performance Measures shall mean: (1) earnings per share; (2) net income; (3) interest income; (4) net interest income; (5) non-interest income; (6) efficiency ratio; (7) deposits; (8) credit quality; (9) return on assets; (10) return on capital or equity; (11) shareholder returns; (12) stock price; and (13) any other metrics or criteria as may be determined by the Committee in its sole discretion. Performance Measures may differ from Participant to Participant and from Award to Award.

(ii)	“Performance Period” means the period of time during which Performance Targets must be satisfied or achieved with respect to an Award, as determined by the Committee.
(jj)	“Performance Share” means an Award granted to a Participant pursuant to Article X.
(kk)

“Performance Targets” means, with respect to a Performance Award, the objective performance under the Performance Measures for a Performance Period that must be satisfied or achieved to result in the Performance Award being earned or paid. Performance Targets may differ from Participant to Participant and Award to Award.

(ll)	“Performance Unit” means an Award granted to a Participant pursuant to Article X.
(mm)

“Period of Restriction” means, as applicable, either the vesting period of an Award or the period during which an Award of Restricted Stock or Restricted Stock Units is subject to restrictions and a substantial risk of forfeiture.

(nn)	“Plan” means this Old National Bancorp 2026 Equity Compensation Plan, as hereafter may be amended from time to time.
(oo)	“Post-CIC Entity” means any company or entity (or any successor or parent thereof) that is not the Company and that effects a Change in Control pursuant to Article XV.
(pp)

“Prior Plan” means the Old National Bancorp Amended and Restated 2008 Incentive Compensation Plan (amended and restated as of May 10, 2012, and further amended and restated as of April 27, 2017, and further amended by a first amendment effective April 29, 2021, and further amended by a second amendment effective May 18, 2022).

(qq)	“Restricted Stock” means an Award granted to a Participant pursuant to Article VIII.

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(rr)	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Article IX.
(ss)

“Retirement” means, with respect to a Participant, Termination of Service after either (i) having (A) completed at least five (5) years of service with the Company and (B) reached fifty-five (55) years of age, or (ii) satisfying the service and/or age requirements specified in an applicable Award Agreement. For purposes of the preceding sentence, service with an Affiliate, including a corporation or entity acquired by the Company, shall be considered service with the Company.

(tt)	“Rule 16b-3” means Rule 16b-3 under the 1934 Act and any future rule or regulation amending, supplementing, or superseding such rule.
(uu)	“Section 16 Person” means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions that involve equity securities of the Company.
(vv)

“Shares” means the whole shares of issued and outstanding regular voting common stock, no par value, of the Company, whether presently or hereafter issued and outstanding, and any other stock or securities resulting from adjustment thereof as provided in Section 4.04, or the stock of any successor to the Company that is so designated for the purposes of the Plan.

(ww)	“Stock Appreciation Right” or “SAR” means an Award, granted to a Participant alone or in connection or tandem with a related Option pursuant to Article VII.
(xx)

“Subsidiary” means any corporation or entity (including, without limitation, any bank, savings association, financial institution, or financial services company or other company, limited liability company, or organization) in an unbroken chain of corporations or entities beginning with the Company, if each of the corporations or entities other than the last corporation or entity in the unbroken chain then owns stock or ownership interests possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or ownership interests in one of the other corporations or entities in the chain. is owned, directly or indirectly, by the Company.

(yy)

“Tandem SAR” means a SAR that is granted to a Participant in tandem with a related Option pursuant to Article VII, the exercise of which requires forfeiture of the right to exercise the related Option with respect to an equal number of Shares and that is forfeited to the extent that the related Option is exercised.

(zz)

“Termination of Service,” “Terminates Service,” “Terminated,” or any variation thereof means (i) to the extent an Award is subject to Code Section 409A, a separation from service within the meaning of Code Section 409A(a)(2)(A)(i) with the Company and its Affiliates, and (ii) if an Award is not subject to Code Section 409A, other than an exception thereto, termination of employment or service with the Company and its Affiliates.

Section 2.02.Rules of Interpretation. The following rules shall govern the interpretation of the Plan:

(a)

Except to the extent preempted by United States federal law or as otherwise expressly provided herein, the Plan and all Award Agreements shall be interpreted in accordance with and governed by the internal laws of the State of Indiana without giving effect to any choice or conflict of law provisions, principles, or rules.

(b)

The Plan and all Awards are intended to be exempt from or comply with the requirements of Code Section 409A and all other applicable laws, and this Plan shall be so interpreted and administered. In no event, however, shall this Subsection or any other provisions of this Plan be construed to require the Company to provide any gross-up for the tax consequences of any provisions of, or payments or Shares earned or vested under, this Plan. Except as may be expressly provided in another agreement to which the Company is bound, the Company and its Affiliates shall have no responsibility for tax or legal consequences to any Participant (or beneficiary) resulting from the terms or operation of this Plan.

(c)	Any reference herein to a provision of law, regulation, or rule shall be deemed to include a reference to the successor of such law, regulation, or rule.
(d)	To the extent consistent with the context, any masculine term shall include the feminine, and vice versa, and the singular shall include the plural, and vice versa.
(e)

If any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity of that provision shall not affect the remaining provisions of the Plan, and the Plan shall be interpreted and enforced as if the illegal or invalid provision had never been included herein.

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(f)

The grant of Awards and issuance of Shares under the Plan shall be subject to all applicable statutes, laws, rules, and regulations and to such approvals and requirements as may be required from time to time by any governmental authority or securities exchange or market on which the Shares are then listed or traded.

(g)	The descriptive headings and sections of the Plan are provided for convenience of reference only and shall not serve as a basis for interpretation of the Plan.

Article III.

ADMINISTRATION

Section 3.01.The Committee. The Committee shall administer the Plan and, subject to the provisions of the Plan and applicable law, may exercise its discretion in performing its administrative duties hereunder. The Committee shall consist of not fewer than three (3) Directors, and Committee action shall require the affirmative vote of a majority of its members. The Committee shall be composed solely of Directors who are non-employee directors under Rule 16b-3.

Section 3.02.Authority of the Committee. Except as limited by law, by the Articles of Incorporation or By-Laws of the Company or the Charter of the Committee, and subject to the provisions of the Plan, the Committee shall have full power, authority, and discretion to (a) select the Employees who shall participate in the Plan; (b) determine the amounts, sizes, and types of Awards that may be granted to any Participant; (c) determine the terms and conditions of Awards in a manner consistent with the Plan; (d) construe and interpret the Plan, all Award Agreements, and any other agreements or instruments entered into under the Plan; (e) establish, amend, or waive any rules or regulations for the Plan’s administration; (f) amend the terms and conditions of any outstanding Award and applicable Award Agreement to the extent that such terms and conditions are within the discretion of the Committee, subject to the provisions of this Plan and any applicable law; and (g) amend any provision of this Plan, subject to Article XIII or any other applicable provisions of this Plan and applicable law. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. Each Award shall be evidenced by a written Award Agreement between the Company and the Participant and shall contain such terms and conditions established by the Committee consistent with the provisions of the Plan. Except as limited by applicable law or the Plan, the Committee may use its discretion to the maximum extent that it deems appropriate in administering the Plan. The full Board will have the authority outlined above in this Section 3.02 with respect to Awards granted to a Director. Any reference to the “Committee” in this Plan shall mean “Board” with respect to any Award granted to a Director or to any executive officer who is a direct report of the Company’s Chief Executive Officer.

Section 3.03.Delegation by the Committee. The Committee may delegate all or any part of its authority and powers under this Plan to one or more Directors or officers of the Company; provided, however, the Committee may not delegate its authority and powers (a) with respect to grants of Awards to Section 16 Persons, or (b) in a way that would jeopardize the Plan’s satisfaction of Rule 16b-3.

Section 3.04.Decisions Binding. All determinations and decisions made by the Committee, the Board, or any delegate of the Committee pursuant to this Article shall be final, conclusive, and binding on all persons, including the Company and Participants.

Article IV.

SHARES SUBJECT TO THIS PLAN

Section 4.01.Number of Shares.

(a)

Subject to adjustment as provided in Section 4.04 and any limitations specified elsewhere in the Plan, the maximum number of Shares, in the aggregate, available for issuance under the Plan pursuant to (i) the exercise of Options, (ii) the grant of Affiliated, Freestanding, and Tandem SARs, (iii) the grant of Restricted Stock and Restricted Stock Units, (iv) the grant of Performance Units and Performance Shares, and/or (v) the grant of Shares, shall not exceed the sum of the following (the “Aggregate Share Limit”):

(A)	nine million (9,000,000) Shares, plus
(B)	any Shares available for awards under the Prior Plan as of the Effective Date, plus
(C)

any Shares covered by an award under the Prior Plan that are outstanding on the Effective Date that are subsequently forfeited, are not earned or vested or remain unpurchased or undistributed upon termination or expiration of the award.

(b)

The Aggregate Share Limit as of a given date shall not be reduced by any Shares relating to Awards or Prior Plan awards that have expired or have been forfeited or cancelled. If the Company pays the benefit provided by any Award granted under the Plan to the respective Participant in cash, any Shares that

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were covered by such Award will be available for issuance or transfer hereunder. Notwithstanding anything to the contrary contained herein:

(i)	if Shares are tendered or otherwise used in payment of the Exercise Price of an Option, the total number of Shares covered by the Option being exercised shall count against the Aggregate Share Limit;
(ii)	any Shares withheld by the Company to satisfy a tax withholding obligation shall count against the Aggregate Share Limit;
(iii)

the number of Shares covered by a SAR, to the extent that it is exercised and settled in Shares, shall be considered issued or transferred pursuant to the Plan and shall count against the Aggregate Share Limit; and

(iv)	in the event that the Company repurchases Shares with proceeds from the exercise of an Option, those Shares will not be added to the Aggregate Share Limit.

If, under the Plan, a Participant has elected to give up the right to receive compensation in exchange for Shares based on their Fair Market Value, such Shares will not count against the Aggregate Share Limit.

(c)

Shares issued under the Plan may be authorized but unissued Shares, treasury Shares, reacquired Shares (including Shares purchased in the open market) or any combination thereof, as the Committee may determine from time to time. Shares covered by an Award that are forfeited, that are not earned or vested or that remain unpurchased or undistributed upon termination or expiration of the Award may be made the subject of future Awards to the same or other Participants.

(d)	The total number of Shares that may be actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed two million (2,000,000) Shares.

Section 4.02.Restrictions on Shares. Shares issued upon exercise of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions, and restrictions as the Committee may determine or provide in any Award Agreement. The Company shall not be required to issue or deliver any Shares, before (a) the listing of such Shares on any stock exchange (or other public market) on which the Shares may then be listed (or regularly traded) and (b) the completion of any registration or qualification of such Shares under federal, state, local, or other law, or any ruling or regulation of any government body that the Committee determines to be necessary or advisable. The Company shall not be required to issue certificates for any Shares issued pursuant to the Plan, and such Shares may be issued in book-entry form. The Company may cause any certificate for Shares to be delivered hereunder to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in the Plan or as the Committee may otherwise require. Participants, or any other persons entitled to benefits under the Plan, must furnish to the Committee such documents, evidence, data, or other information as the Committee considers necessary or desirable for the purpose of administering the Plan. The benefits under the Plan for each Participant and other person entitled to benefits hereunder are to be provided on the condition that such Participant or other person furnishes full, true, and complete data, evidence, or other information and that he or she promptly signs any document reasonably requested by the Committee. No fractional Shares shall be issued under the Plan; rather, fractional shares shall be aggregated and then rounded to the next lower whole Share.

Section 4.03.Shareholder Rights. Except as provided in Section 4.06, Section 4.07 and otherwise in the Plan, no person shall have any rights of a shareholder (including, but not limited to, voting and dividend rights) as to Shares subject to an Award until the Award has been exercised, earned or vested or other action has occurred as may be required by the Committee, and such Shares shall have been recorded on the Company’s official shareholder records (or the records of its transfer agent) as having been issued and transferred to the Participant. Upon exercise of an Option or other Award or any portion thereof, the Company shall have a reasonable period in which to issue and transfer the Shares to the Participant, and the Participant shall not be treated as a shareholder for any purpose before such issuance and transfer. No payment or adjustment shall be made for cash dividends or other rights for which the record date is prior to the date on which such Shares are recorded as issued and transferred in the Company’s official shareholder records (or the records of its transfer agent), except as provided herein or in an Award Agreement.

Section 4.04.Changes in Stock Subject to the Plan. In the event of any change in the Shares by virtue of a stock dividend, stock split or consolidation, reorganization, merger, spinoff, or similar transaction, the Committee shall, as it deems appropriate, adjust (a) the aggregate number and kind of Shares available for Awards, (b) the number and kind of Shares subject to an Award, and (c) the terms of the Award to prevent the dilution of Shares or the diminution of the Awards. In the event of any such transaction or event or in the event of a Change in Control, the Committee, in its sole discretion, may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration (including cash), if any, as it may determine to be equitable in the circumstances and may require in connection

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therewith the surrender of all Awards so replaced in a manner that complies with Code Section 409A. In addition, for each Option or SAR with an Exercise Price greater than the consideration offered in connection with any such transaction or event or a Change in Control, the Committee may, in its sole discretion, elect to cancel such Option or SAR without any payment to the person holding such Option or SAR. The Committee’s determination pursuant to this Section shall be final and conclusive, provided, however, no adjustment pursuant to this Section shall (i) be made to the extent that the adjustment would cause an Award to violate the requirements under Code Section 409A or (ii) change the One Hundred Thousand Dollar ($100,000) limit on Incentive Stock Options first exercisable during a year, as set forth in Section 6.01.

Section 4.05.Minimum Vesting Requirements; Minimum Vesting Exceptions. All Awards shall be subject to a minimum time-based vesting period or minimum Performance Period, as applicable, of not less than one (1) year from the Grant Date (“Minimum Vesting Requirement”); provided, however, that the following Awards shall not be subject to the Minimum Vesting Requirement: (a) Awards to Directors that vest on the Grant Date; (b) any Awards granted up to a maximum of five percent (5%) of the Aggregate Share Limit as may be adjusted under Section 4.04 of this Plan; and (c) Awards granted in connection with awards of another company, that are already fully vested or have partially vested at least one (1) year from their grant date, that are assumed, converted or substituted pursuant to an acquisition by the Company or any Affiliate (collectively, the “Minimum Vesting Exceptions”).

Section 4.06.Dividends and Dividend Equivalents. Notwithstanding any provision of the Plan to the contrary, in the discretion of the Committee, an Award Agreement may provide a Participant with, as applicable, dividends or dividend equivalents payable in cash or Shares as follows: (a) dividends during the applicable Period of Restriction on Awards of Restricted Stock that are subject to service-based vesting requirements may be paid currently to Participants in cash; (b) dividends or dividend equivalents with respect to Performance Awards, Performance Units and Performance Shares may be accrued until, and be paid in Shares only to the extent that, such Award is earned and vested based on the satisfaction of the applicable Performance Targets and service-based vesting requirements; and (c) dividends or dividend equivalents, as applicable, may be paid currently or accrued and paid later in any other manner as the Committee may determine in its sole discretion . Notwithstanding the foregoing, with respect to an Award subject to Section 409A of the Code, the payment, deferral or crediting of any dividends or dividend equivalents shall comply with the requirements of Section 409A of the Code or an exception thereto.

Section 4.07.Voting Rights. Neither an Award nor the Shares covered by an Award shall have any voting rights with respect to securities of the Company until the Award has been exercised, earned or vested or other action has occurred as may be required by the Committee, and such Shares shall have been recorded on the Company’s official shareholder records (or the records of its transfer agent) as having been issued and transferred to the Participant, except that Awards of Restricted Stock that are subject to service-based vesting requirements shall have voting rights with respect to securities of the Company during the applicable Period of Restriction.

Article V.

ELIGIBILITY

Except as provided in the Plan, individuals who are Employees or Directors shall be eligible to participate in the Plan and may be granted Awards. The Committee may, from time to time and in its sole discretion, select the Employees to be granted Awards and determine the form, terms, and conditions with respect thereto for each Award. In making any such selection and determination, the Committee may give consideration to the functions and responsibilities of the Employee and the Employee’s contributions to the Company or its Affiliates, the value of the Employee’s services (past, present, and future) to the Company or its Affiliates, and such other factors as it deems relevant. The Board will be responsible for determining the terms and conditions of Awards granted to Directors.

Article VI.

OPTIONS

Section 6.01.Grant of Options. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Options to any Participant in such amounts as the Committee, in its sole discretion, shall determine. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof; provided that only Employees may be granted Incentive Stock Options. The Committee, subject to the provisions of this Plan and applicable law, shall have discretion to determine the terms and conditions of the Options granted under the Plan and shall determine the number of Shares subject to each Option; subject to the express limitations of the Plan, including Article XII. Furthermore, no Participant may be granted Incentive Stock Options under this Plan (when combined with incentive stock options granted under any other plan of the Company or an Affiliate) that would result in Shares with an aggregate Fair Market Value (determined as of the Grant Date(s)) of more than One Hundred Thousand Dollars ($100,000) first becoming exercisable in any one calendar year. To the extent that a purported Incentive Stock Option would violate the limitation specified in the preceding sentence, the Option shall be deemed a Nonqualified Stock Option.

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Section 6.02.Option Award Agreement. Each Option shall be evidenced by an Option Award Agreement that shall specify the Exercise Price, the number of Shares to which the Option pertains, the Option Period, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Option Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. All grants of Options intended to constitute Incentive Stock Options and the related Award Agreements shall comply with the requirements of Code Section 422.

Section 6.03.Exercise Price. Subject to the provisions of this Section, the Committee shall determine the Exercise Price under each Option.

(a)	Nonqualified Stock Options. The Exercise Price per Share under a Nonqualified Stock Option shall be not less than one hundred percent (100%) of Fair Market Value of a Share on the Grant Date.
(b)

Incentive Stock Options. The Exercise Price per Share under an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, if, on the Grant Date, the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Code Section 424(d)) owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price per Share shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

(c)

Substitute Options. Notwithstanding the provisions of Subsections (a) and (b) of this Section 6.03, if the Company or an Affiliate consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), individuals who become Employees on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Code Section 424(a) and the requirements of Code Section 409A, may determine that such substitute Options shall have an Exercise Price less than one hundred (100%) of the Fair Market Value of the Shares to which the Options relate determined as of the Grant Dates. In carrying out the provisions of this Subsection, the Committee shall apply the principles contained in Section 4.04.

Section 6.04.Duration of Options. The Option Period with respect to each Option shall commence and expire at such times as the Committee, in its sole discretion, shall determine, as set forth in the applicable Award Agreement, provided that:

(a)	Options shall not be exercisable more than ten (10) years after their respective Grant Dates;
(b)

Incentive Stock Options granted to an Employee who possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, taking into account the attribution rules of Code Section 422(d), shall not be exercisable later than five (5) years after their respective Grant Date(s); and

(c)

Subject to the limits of this Article, the Committee may, in its sole discretion, after an Option is granted, extend the option term, provided that such extension is not an extension for purposes of Code Section 409A and the guidance thereunder or, in the case of an Incentive Stock Option, a modification, extension, or renewal for purposes of Code Section 424(h).

Section 6.05.Exercisability of Options. All Options granted under this Plan shall be exercisable at such times, under such terms, and subject to such restrictions and conditions as the Committee shall determine and specify in the applicable Award Agreement; provided, however, that unless one of the Minimum Vesting Exceptions is applicable, the scheduled vesting period for any Option shall comply with the Minimum Vesting Requirement. An Award Agreement for an Option may provide that such Option becomes exercisable in the event of the Participant’s death, disability, or Retirement or in connection with a Change in Control.

Section 6.06.Method of Exercise. Subject to the provisions of this Article and the applicable Award Agreement, a Participant may exercise an Option, in whole or in part, at any time during the applicable Option Period by giving written notice to the Company of exercise on a form provided by the Company (if available). Such notice shall specify the number of Shares subject to the Option to be purchased and shall be accompanied by payment in full of the total Exercise Price by cash or check or such other form of payment as the Company may accept. If permitted by the Committee or the applicable Award Agreement, payment in full or in part may also be made by:

(a)

subject to any conditions or limitations established by the Committee, delivering Shares already owned by the Participant and having a total Fair Market Value on the date of such delivery equal to the total Exercise Price;

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(b)	to the extent permitted by law, the delivery of cash by a broker-dealer pursuant to a Cashless Exercise;
(c)

subject to any conditions or limitations established by the Committee, the Company’s withholding of Shares from the Option having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price pursuant to a net exercise arrangement (it being understood that, solely for purposes of determining the number of treasury Shares held by the Company, the Shares so withheld will not be treated as issued and outstanding by the Company upon such exercise);

(d)	a combination of the foregoing; or
(e)	to the extent permitted by law, in any other manner then permitted by the Committee.

No Shares shall be issued until full payment therefor has been made. A Participant shall have all of the rights of a shareholder of the Company holding the class of Shares subject to such Option (including, if applicable, the right to vote the Shares and the right to receive dividends) when the Participant has given written notice of exercise, has paid the total Exercise Price, and such Shares have been recorded on the Company’s official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant.

Section 6.07.Restrictions on Share Transferability. In addition to the restrictions imposed by Section 16.07 of the Plan, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate, including, but not limited to, restrictions related to applicable federal and state securities laws and the requirements of any national securities exchange or market on which Shares are then listed or regularly traded.

Section 6.08.Prohibition on Repricing of Stock Options. Except as permitted under Section 4.04 of the Plan, the terms of any outstanding Option may not be amended without shareholder approval to reduce the Exercise Price of such outstanding Option or to cancel such outstanding Option in exchange for cash, other Awards, or an Option or SAR with an exercise price that is less than the Exercise Price of the original Option.

Section 6.09.Cancellation of Options. On the date set forth in the applicable Award Agreement, all Options that have not vested or been exercised shall be forfeited and the Shares relating thereto shall be available for the grant of new Awards as provided in Section 4.01.

Article VII.

STOCK APPRECIATION RIGHTS

Section 7.01.Grant of SARs. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Awards of Tandem SARs, Affiliated SARs, Freestanding SARs, or any combination thereof to any Participant in such amounts as the Committee, in its sole discretion, shall determine. The Committee, subject to the provisions of this Plan, shall have discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, the Exercise Price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, and the Exercise Price of a Tandem SAR or an Affiliated SAR shall be equal to the Exercise Price of the Option to which such SAR relates. The number of Shares to which a SAR relates as well as the Exercise Price for a SAR shall be subject to adjustment pursuant to Section 4.04.

Section 7.02.Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. The following requirements apply to all Tandem SARs: (a) the Tandem SAR shall expire not later than the date on which the related Option expires; (b) the value of the payout with respect to the Tandem SAR shall be no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Option and one hundred percent (100%) of the Fair Market Value of the Shares subject to the related Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Option to which the Tandem SAR relates exceeds the Exercise Price of such Option.

Section 7.03.Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the Option to which the Affiliated SAR relates. Such deemed exercise of an Affiliated SAR shall not reduce the number of Shares subject to the related Option.

Section 7.04.Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall specify in the applicable Award Agreement; provided, however, that unless one of the Minimum Vesting Exceptions is applicable, the scheduled vesting period for any Freestanding SAR shall comply with the Minimum Vesting Requirement. An Award Agreement for a Freestanding SAR may provide that such Freestanding SAR becomes exercisable in the event of the Participant’s death, disability, or Retirement or in connection with a Change in Control.

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Section 7.05.SAR Award Agreement. Each SAR shall be evidenced by an Award Agreement that specifies the Exercise Price, the expiration date of the SAR, the number of SARs, any conditions on the exercise of the SAR, and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Award Agreement shall also specify whether the SAR is a Tandem SAR, Affiliated SAR, or Freestanding SAR, or a combination thereof.

Section 7.06.Expiration of SARs. Each SAR granted under this Plan shall expire upon the date determined by the Committee, in its sole discretion, as set forth in the applicable Award Agreement. Notwithstanding the foregoing, the terms and provisions of Section 6.04 also shall apply to Tandem and Affiliated SARs.

Section 7.07.Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	the positive difference between the Fair Market Value of a Share on the date of exercise and the Exercise Price; by
(b)	the number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Committee, such payment may be in cash, in Shares that have a Fair Market Value equal to the cash payment calculated under this Section, or in a combination of cash and Shares.

Section 7.08.Termination of SAR. A Tandem SAR or Affiliated SAR shall terminate at such time as the Option to which such SAR relates terminates. A Freestanding SAR shall terminate at the time provided in the applicable Award Agreement, and under no circumstances more than ten (10) years from the Grant Date.

Section 7.09.Prohibition on Repricing SARs. Except as permitted under Section 4.04 of the Plan, the terms of any outstanding SAR may not be amended without shareholder approval to reduce the Exercise Price of such outstanding SAR or to cancel such outstanding SAR in exchange for cash, other Awards, or an Option or SAR with an exercise price that is less than the Exercise Price of the original SAR.

Section 7.10.Cancellation of SARs. On the date set forth in the applicable Award Agreement, all SARs that have not vested or been exercised shall be forfeited and the Shares relating thereto shall be available for the grant of new Awards as provided in Section 4.01.

Article VIII.

RESTRICTED STOCK

Section 8.01.Grants of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Awards of Shares of Restricted Stock to any Participant in such amounts as the Committee, in its sole discretion, shall determine.

Section 8.02.Restricted Stock Award Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that specifies the Period of Restriction, the number of Shares granted, and such terms and conditions as the Committee, in its sole discretion, shall determine. The Committee may, in its sole discretion, set Performance Targets in an Award Agreement for Restricted Stock that must be satisfied for the restrictions on some or all of the Shares to be released at the end of the Period of Restriction.

Section 8.03.Restrictions on Transferability. Except as provided in Section 16.07 or this Article, Shares of Restricted Stock may not be sold, transferred, assigned, margined, encumbered, gifted, bequeathed, alienated, hypothecated, pledged, or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, until the end of the applicable Period of Restriction.

Section 8.04.Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate in accordance with this Article, including, without limitation, the following: the Committee may impose restrictions on Restricted Stock based upon any one or more of the following criteria: (a) the achievement of specific Performance Targets; provided that unless one of the Minimum Vesting Exceptions is applicable, the Period of Restriction for such performance-based Shares of Restricted Stock shall comply with the Minimum Vesting Requirement, (b) vesting based on period of service with the Company and any of its Subsidiaries; provided that unless one of the Minimum Vesting Exceptions is applicable, the Period of Restriction for such service-based Shares of Restricted Stock shall comply with Minimum Vesting Requirement, (c) applicable federal or state securities laws, or (d) any other basis determined by the Committee, in its sole discretion.

Section 8.05.Removal of Restrictions. Except as otherwise provided in this Article, as soon as practicable after the applicable Period of Restriction has ended, Shares of Restricted Stock covered by an Award shall be subject to release to the Participant. For Awards of Restricted Stock for which the restrictions are based on the achievement of Performance Targets, the number of Shares to be released shall be determined as a function of the extent to which the applicable

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Performance Targets have been achieved and, to the extent that the Shares are not earned, they shall be forfeited. Notwithstanding any provision in the Plan to the contrary, to the extent permitted under Code Section 409A and the regulations thereunder (if Code Section 409A is applicable to the Award) without resulting in adverse tax consequences, any Award Agreement for Restricted Stock may provide for the earlier termination of restrictions or other modifications on such Restricted Stock in the event of the Participant’s death, disability, or Retirement or in connection with a Change in Control.

Section 8.06.Return of Restricted Stock to the Company. On the date set forth in the applicable Award Agreement, the shares of Restricted Stock for which restrictions have not lapsed by the last day of the Period of Restriction shall revert to the Company and thereafter shall be available for the grant of new Awards.

Article IX.

RESTRICTED STOCK UNITS

Section 9.01.Grants of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Awards of Restricted Stock Units to any Participant in such amounts as the Committee, in its sole discretion, shall determine.

Section 9.02.Restricted Stock Unit Award Agreement. Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that specifies the number of Restricted Stock Units (including the number of Shares or cash to be delivered or paid upon the lapse of restrictions), the Period of Restriction, and such terms and conditions as the Committee, in its sole discretion, shall determine. The Committee may, in its sole discretion, set Performance Targets in an Award Agreement for Restricted Stock Units that must be satisfied for the restrictions on some or all of the Shares to be delivered or cash to be paid at the end of the Period of Restriction.

Section 9.03.Restrictions on Transferability. Except as provided in Section 16.07 or this Article, Restricted Stock Units may not be sold, transferred, assigned, margined, encumbered, gifted, bequeathed, alienated, hypothecated, pledged, or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise.

Section 9.04.Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Restricted Stock Units as it may deem advisable or appropriate in accordance with this Article based upon any one or more of the following criteria: (a) the achievement of specific Performance Targets; provided that unless one of the Minimum Vesting Exceptions is applicable, the Period of Restriction for such performance-based Restricted Stock Units shall comply with the Minimum Vesting Requirement, (b) vesting based on period of service with the Company and any of its Subsidiaries; provided that unless one of the Minimum Vesting Exceptions is applicable, the Period of Restriction for such service-based Restricted Stock Units shall comply with the Minimum Vesting Requirement, (c) applicable federal or state securities laws, or (d) any other basis determined by the Committee, in its sole discretion.

Section 9.05.Removal of Restrictions. Except as otherwise provided in this Article, as soon as practicable after the applicable Period of Restriction has ended, Restricted Stock Units covered by an Award shall be subject to release to the Participant. For Awards of Restricted Stock Units for which the restrictions are based on the achievement of Performance Targets, the number of Shares to be delivered (or cash to be paid) shall be determined as a function of the extent to which the applicable Performance Targets have been achieved and, to the extent that the Restricted Stock Units are not earned, they shall be forfeited. Notwithstanding any provision in the Plan to the contrary, to the extent permitted under Code Section 409A and the regulations thereunder without resulting in adverse tax consequences, any Award Agreement for Restricted Stock Units may provide for the earlier termination of restrictions or other modifications on such Restricted Stock Units in the event of the Participant’s death, disability, or Retirement or in connection with a Change in Control.

Section 9.06.Ownership. During the Period of Restriction, the Participant will have no rights of ownership in the Shares subject to the Restricted Stock Units and shall have no right to vote such Shares.

Section 9.07.Cancellation of Restricted Stock Units. On the date set forth in the applicable Award Agreement, all Restricted Stock Units that have not been earned or vested shall be forfeited and thereafter the Shares subject to such forfeited Restricted Stock Units shall be available for the grant of new Awards.

Article X.

PERFORMANCE UNITS AND PERFORMANCE SHARES

Section 10.01.Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Awards of Performance Units and/or Performance Shares to any Participant in such amounts as the Committee, in its sole discretion, shall determine.

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Section 10.02.Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established based upon the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share based upon the Grant Date.

Section 10.03.Performance Targets and Other Terms. The Committee shall set Performance Targets in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares, or both, that will be earned by or paid to the Participant.

Section 10.04.Performance Unit/Performance Share Agreement. Each Award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that specifies the number of Performance Units or Performance Shares, the Performance Period, the Performance Targets, and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee may set Performance Targets based upon (a) the achievement of Performance Targets; provided that, unless one of the Minimum Vesting Exceptions is applicable, the Performance Period for any Performance Unit or Performance Share shall comply with the Minimum Vesting Requirement, (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its sole discretion.

Section 10.05.Earning of Performance Units/Shares. Except as otherwise provided in the Plan, as soon as practicable after the applicable Period of Restriction has ended, the holder of Performance Units or Performance Shares shall be entitled to receive those Performance Units or Performance Shares, as the case may be, earned by the Participant over the Performance Period, to be determined as a function of the extent to which the applicable Performance Targets have been achieved. Notwithstanding any provision in the Plan to the contrary, to the extent permitted under Code Section 409A and the regulations thereunder without resulting in adverse tax consequences, any Award Agreement for Performance Units or Performance Shares may provide for the earlier termination of restrictions or other modifications in the event of the Participant’s death, disability, or Retirement or in connection with a Change in Control.

Section 10.06.Form and Timing of Payment of Performance Units/Shares. Each Award Agreement for Performance Units or Performance Shares will specify the time and manner of payment for any such Performance Units or Performance Shares that have been earned. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as the case may be, determined as of the last day of the applicable Performance Period), or a combination thereof.

Section 10.07.Dividend Equivalents. Section 4.06 applies to any dividend equivalents and dividends on Awards of Performance Units and Performance Shares.

Section 10.08.Cancellation of Performance Units/Shares. On the date set forth in the applicable Award Agreement, all Performance Units or Performance Shares that have not been earned or vested shall be forfeited and thereafter shall be available for the grant of new Awards as provided in Section 4.01.

Article XI.

SHARE GRANTS

Subject to the terms and conditions of the Plan, the Committee may, at any time and from to time, grant Awards of Shares to any Participant in such amount as the Committee, in its sole discretion, shall determine. A grant of an Award pursuant to this Section may be evidenced by an Award Agreement or such other document as the Committee, in its sole discretion, determines to be appropriate; provided, however, the Shares shall, except to the extent the Minimum Vesting Requirement applies instead of any of the Minimum Vesting Exceptions, be freely transferable, and the Committee shall not impose Performance Targets, a Period of Restriction, or any other conditions, restrictions, or risks of forfeiture on the Award. Awards of Shares pursuant to this Section shall be subject, as applicable, to the withholding requirements of Article XIV.

Article XII.

LIMITATION ON AWARDS TO DIRECTORS

Notwithstanding any other provision of this Plan to the contrary, the Committee may not grant any Awards to any Director under this Plan during any calendar year with respect to his or her service as a member of the Board that would exceed five hundred thousand dollars ($500,000) in Fair Market Value on the Grant Date.

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Article XIII.

AMENDMENT, TERMINATION, AND DURATION

Section 13.01.Amendment, Suspension, or Termination.

(a)

The Board or the Committee may supplement, amend, alter, terminate, or discontinue the Plan in its sole discretion at any time and from time to time, but no supplement, amendment, alteration, termination, or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant’s consent, except that any supplement, amendment, alteration, termination, or discontinuation may be made to (i) avoid a material charge or expense to the Company or an Affiliate, (ii) cause this Plan to comply with applicable law, or (iii) permit the Company or an Affiliate to claim a tax deduction under applicable law. In addition, subject to the provisions of this Section, the Board, in its sole discretion at any time and from time to time, may supplement, amend, alter, terminate, or discontinue this Plan without the approval of the Company’s shareholders so long as any such supplement, amendment, or alteration does not (i) expand the types of awards eligible for Awards to Participants under the Plan, (ii) increase the number of Shares subject to the Plan (other than pursuant to Section 4.04), (iii) delete or materially limit Section 6.08 and Section 7.09 of the Plan (prohibiting the repricing of Options or SARs); or (iv) otherwise require approval by the shareholders of the Company in order to comply with applicable law, the terms of a written agreement, or the rules of the principal securities exchange upon which the Shares are traded or quoted.

(b)

If permitted by Code Section 409A and the regulations thereunder, without resulting in any adverse tax consequences to the Company, in case of Termination of Service by reason of death, disability, Retirement, or following a Change in Control, the Committee may, in its sole discretion, accelerate the exercisability of an Option or SAR, accelerate the time at which any restrictions shall lapse or remove any restrictions with respect to Shares of Restricted Stock and Restricted Stock Units, and reduce or waive any Performance Targets or other criteria applicable to Performance Units or Performance Shares or other Awards.

(c)

Subject to Section 6.08 and Section 7.09 of the Plan (prohibiting the repricing of Options or SARs), the Committee may amend the terms of any Award granted under this Plan prospectively or retroactively; provided, however, that, except as provided in Section 4.04 of the Plan, no amendment of an Award shall impair the rights of the Participant without his or her consent.

Section 13.02.Duration of the Plan and Shareholder Approval. The Plan shall become effective on the Effective Date and shall terminate automatically ten (10) years thereafter, unless terminated prior to the ten (10) year anniversary pursuant to Section 13.01. Notwithstanding the preceding sentence, termination of the Plan shall not affect any Award granted before the date of termination, unless expressly provided in the applicable Award Agreement or a duly adopted Plan amendment.

Article XIV.

TAX WITHHOLDING

Section 14.01.Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to the payment, exercise, vesting, or earning of an Award, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all federal, state, and local income and employment taxes required to be withheld with respect to the payment, exercise, vesting, or earning of such Award.

Section 14.02.Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy any tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares (except in the case of exercises of Incentive Stock Options), or (b) delivering Shares to the Company then owned by the Participant, in either case having a Fair Market Value equal to the amount of tax required to be withheld. In no event will the Fair Market Value of the Shares withheld and delivered to satisfy applicable withholding taxes in connection with the benefit provided under the Plan exceed the minimum amount of taxes required to be withheld. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

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Article XV.

CHANGE IN CONTROL

Section 15.01.Definition. For purposes of the Plan, a “Change in Control” shall mean the definition of change in control or change of control in a Participant’s employment agreement with Company or a Subsidiary or, in the absence of such definition, that the conditions or events set forth in any one or more of the following subsections shall have occurred:

(a)

the acquisition by any person (within the meaning of Section 13(d) of the 1934 Act), other than the Company, a Subsidiary, or employee benefit plan of the Company or a Subsidiary, of twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the directors of the Company;

(b)

the persons who were serving as the members of the Board of Directors immediately prior to the commencement of a proxy contest relating to the election of directors or a tender or exchange offer for voting securities of the Company (“Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors (or the board of directors of any successor to the Company) at any time within one (1) year of the election of directors as a result of such contest or the purchase or exchange of voting securities of the Company pursuant to such offer, provided that any director elected or appointed to the Board of Directors, or nominated for election, by a majority of the Incumbent Directors then still in office and whose nomination or election was not made at the request or direction of the person(s) initiating such contest or making such offer shall be deemed to be an Incumbent Director for purposes of this Subsection (b);

(c)

consummation of a merger, consolidation, or reorganization of the Company, as a result of which persons who were shareholders of the Company immediately prior to such merger, consolidation, or reorganization do not, immediately thereafter, own, directly or indirectly and in substantially the same proportions as their ownership of the securities of the Company immediately prior to the merger, consolidation, or reorganization, more than fifty percent (50%) of the combined voting power of the securities entitled to vote generally in the election of directors of (i) the merged, consolidated, or reorganized company or entity, or (ii) a company or entity that, directly or indirectly, owns more than fifty percent (50%) of the combined voting power of securities entitled to vote generally in the election of directors of the company or entity described in clause (i);

(d)

a sale, transfer, or other disposition of all or substantially all of the assets of the Company, which is consummated and immediately following which the persons who were shareholders of the Company immediately prior to such sale, transfer, or disposition, do not own, directly or indirectly and in substantially the same proportions as their ownership of the securities of the Company immediately prior to the sale, transfer, or disposition, more than fifty percent (50%) of the combined voting power of the securities entitled to vote generally in the election of directors of (i) the company or companies, or entity or entities, to which such assets are sold or transferred or (ii) a company or entity that, directly or indirectly, owns more than fifty percent (50%) of the combined voting power of the securities entitled to vote generally in the election of directors of the companies or entities described in clause (i); or

(e)	the shareholders of the Company approve a liquidation of the Company.

Notwithstanding the foregoing, (i) if any payment or benefit pursuant to an Award is “nonqualified deferred compensation” under Code Section 409A to which an exception to Code Section 409A does not apply, and the payment or benefit of such Award is triggered by a Change in Control, the events described above shall not constitute a Change in Control with respect to such nonqualified deferred compensation Award unless they constitute a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as described under Code Section 409A and the regulations thereunder; and (ii) for the avoidance of doubt, a Change in Control shall not be deemed to have occurred as a result of a sale or other disposition of any Subsidiary by which a Participant may be employed.

Section 15.02.Company Remains Surviving Entity or Awards Assumed by Successor.

(a)

Upon the occurrence of a Change in Control in which either (i) the Company remains the surviving entity or (ii) the Company is not the surviving entity, but the Awards granted under this Plan are Assumed (as defined in Section 15.02(c) below) by the Post-CIC Entity, any Award granted under this Plan prior to the Change in Control shall continue to vest, be earned or become exercisable, as applicable, in accordance

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with the terms of its original Award Agreement unless, during the two (2)-year period commencing on the date of the Change in Control:

(i)	the Participant’s employment or service is involuntarily Terminated by the Company or the Post-CIC Entity, as applicable, for reasons other than for Cause; or
(ii)	the Participant Terminates his or her employment or service for Good Reason,

in which event, the Awards will vest, be earned or become exercisable as set forth in Subsection (b) below.

(b)

If a Participant’s employment or service is Terminated as described in Section 15.02(a) above, (i) any outstanding Options and SARs shall become fully vested and remain exercisable until the earlier of (A) the end of the original term of the Option or SAR or (B) the second anniversary of the date the Termination occurs; provided that, if the Award Agreement provides for a longer period of exercisability following a Termination, then this clause (B) shall be the end of such longer period; (ii) any restrictions that apply to Awards made to such Participant pursuant to this Plan shall lapse; and (iii) Awards made to such Participant pursuant to this Plan that are subject to Performance Measures shall immediately be earned or vest and shall, to the extent permitted under Code Section 409A without resulting in adverse tax effects to the Participant, become immediately payable in accordance with their terms as if all of the Performance Measures had been achieved at the higher of their target levels or actual performance as of the date of Termination; provided, that any Participant who Terminates his or her employment or service for Good Reason must:

(i)

provide the Company with a written notice of his or her intent to Terminate employment or service for Good Reason within sixty (60) days after the Participant becomes aware of the circumstances giving rise to Good Reason; and

(ii)	allow the Company thirty (30) days to remedy such circumstances to the extent curable.
(c)	For purposes of this Article XV, an Award shall be considered assumed by the Post-CIC Entity (“Assumed”) if all of the following conditions are met:
(i)	Options and SARs are converted into replacement awards in a manner that complies with Code Section 409A;
(ii)

Awards of Restricted Stock and Restricted Stock Units that are not subject to Performance Measures are converted into replacement awards that preserve the value of such Awards at the time of the Change in Control, as determined by the Committee;

(iii)

Performance Shares, Performance Units and all other Awards subject to Performance Measures are converted into replacement awards that preserve the value of such Awards at the time of the Change in Control, as determined by the Committee;

(iv)

the replacement awards contain provisions for scheduled vesting, earning and treatment on Termination of employment (including the definitions of Cause and Good Reason, if applicable) that are no less favorable to the Participant than the underlying Awards being replaced, and all other terms of the replacement awards (other than the security and number of shares represented by the replacement awards) are substantially similar to, or more favorable to the Participant than, the terms of the underlying Awards; and

(v)	the security represented by the replacement awards, if any, is of a class that is publicly held and widely traded on an established stock exchange.

Section 15.03.Awards Not Assumed by Successor.

(a)

Upon the occurrence of a Change in Control in which the Company is not the surviving Company, any Awards made under this Plan that are not Assumed by the Post-CIC Entity shall become fully vested, earned, or exercisable on the date of the Change in Control or shall immediately vest, be earned, or become immediately payable (subject to Section 15.03(e)) in accordance with their terms as if all Periods of Restriction have ended and all of the Performance Measures had been achieved at the higher of their target levels or actual performance as of the date of the Change in Control, and any restrictions that apply to such Awards shall lapse, and the following provisions of this Section 15.03 shall apply.

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(b)

For each Option and SAR, the Participant shall receive a payment equal to the difference between the consideration (consisting of cash or other property (including securities of a successor or parent corporation)) received by holders of Shares in the Change in Control transaction and the Exercise Price of the applicable Option or SAR, if such difference is positive. Such payment shall be made in the same form as the consideration received by holders of Shares. Any Options or SARs with an exercise price that is higher than the per share consideration received by holders of Shares in connection with the Change in Control shall be cancelled for no additional consideration.

(c)

The Participant shall receive the consideration (consisting of cash or other property (including securities of a successor or parent corporation)) that such Participant would have received in the Change in Control transaction had he or she been, immediately prior to such transaction, a holder of the number of Shares equal to the number of Restricted Stock Units and/or Shares of Restricted Stock covered by the Award and the number of Shares payable under Section 15.03(a) for Awards subject to Performance Measures.

(d)	The payments contemplated by Section 15.03(b) and Section 15.03(c) shall be made at the same time as consideration is paid to the holders of Shares in connection with the Change in Control.
(e)

Notwithstanding anything to the contrary in the Plan, if the payment or benefit constitutes a deferral of compensation under Code Section 409A, then to the extent necessary to comply with Code Section 409A, payment or delivery shall be made on the date of payment or delivery originally provided for such payment or benefit.

Article XVI.

MISCELLANEOUS

Section 16.01.Notices. Any notice or document required to be given to or filed with the Committee will be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee – Attention, Corporate Secretary, at One Main Street, Evansville, Indiana 47708.

Section 16.02.No Effect on Employment or Service. The Plan, the grant of an Award, or the execution of an Award Agreement shall not confer upon any Participant any right to continued employment by the Company or an Affiliate or interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or service at any time, with or without Cause. Employment with the Company and its Affiliates is on an at-will basis only, unless otherwise provided by a written employment or severance agreement, if any, between the Participant and the Company or Affiliate, as the case may be. If there is any conflict between the provisions of the Plan and an employment or severance agreement between a Participant and the Company or an Affiliate, the provisions of such employment or severance agreement shall control, including, but not limited to, the vesting, earning and forfeiture of any Awards.

Section 16.03.No Company Obligation. Unless required by applicable law, the Company, an Affiliate, the Board of Directors, and the Committee shall not have any duty or obligation to disclose material information to a record or beneficial holder of Shares or an Award, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon, or in connection with the receipt, exercise, or distribution of an Award.

Section 16.04.Participation. No Participant shall have the right to be selected to receive an Award, or, having been selected, to be selected to receive a future Award. Participation in the Plan will not give any Participant any right or claim to any benefit under the Plan, unless such right or claim has accrued under the express terms of the Plan or an Award Agreement.

Section 16.05.Liability and Indemnification. No member of the Board, the Committee, or any Employee shall be personally liable for any action, failure to act, decision, or determination made in good faith in connection with the Plan. By participating in the Plan, each Participant agrees to release and hold harmless the Company and its Affiliates (and their respective directors, officers, and employees) and the Committee and the Board from and against any tax liability, including, but not limited to, interest and penalties, incurred by the Participant in connection with his or her receipt of Awards under the Plan and the vesting, payment, or exercise thereof. Each person who is or shall have been a member of the Committee or the Board or served as an officer of the Company or any of its Subsidiaries shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense (including, but not limited to, attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) any and all amounts paid by him or her in settlement thereof, with the Company’s prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at the Company’s expense, to defend such claim, action, suit, or proceeding before he or she undertakes to

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defend the same on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless. All references in this Section to Employees shall mean in such person’s capacity as an employee and not as a Participant in the Plan.

Section 16.06.Successors. All obligations of the Company hereunder with respect to Awards shall be binding on any successor to the Company, whether or not the existence of such successor is the result of a Change in Control of the Company. The Company shall not, and shall not permit its Affiliates to, recommend, facilitate, or agree or consent to a transaction or series of transactions that would result in a Change in Control of the Company unless and until the person or persons or entity or entities acquiring control of the Company as a result of such Change in Control agree(s) to be bound by the terms of the Plan insofar as it pertains to Awards theretofore granted and agrees to assume and perform the obligations of the Company hereunder.

Section 16.07.Nontransferability of Awards. Except as provided in Subsection (a) or (b) of this Section 16.07, no Award can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, other than by will or by the laws of descent and distribution as provided in the Plan. In addition, no Award shall be subject to execution, attachment, or similar process. In no event may any Award be transferred for value. Any attempted or purported transfer of an Award in contravention of the Plan or an Award Agreement shall be null and void ab initio and of no force or effect whatsoever. All rights with respect to an Award granted to a Participant shall be exercisable during his or her lifetime only by the Participant.

(a)

Limited Transfers of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of Nonqualified Stock Options by a Participant to: (i) the Participant’s spouse, any children or lineal descendants of the Participant or the Participant’s spouse, or the spouse(s) of any such children or lineal descendants (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of Immediate Family Members, or (iii) a partnership or limited liability company in which the Participant and/or the Immediate Family Members are the only equity owners, (collectively, “Eligible Transferees”); provided, however, that, if the Committee permits the transfer of Nonqualified Stock Options granted to the Participant, the Committee may subsequently, in its sole discretion, amend, modify, revoke, or restrict, without the prior consent, authorization, or agreement of the Eligible Transferee, the ability of the Participant to transfer Nonqualified Stock Options that have not been already transferred to an Eligible Transferee. An Option that is transferred to an Immediate Family Member shall not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member’s will or by the laws of descent and distribution upon the death of such Immediate Family Member. Incentive Stock Options granted shall not be transferable pursuant to this Subsection (a).

(b)

Exercise by Eligible Transferees. If the Committee, in its sole discretion, permits the transfer of Nonqualified Stock Options by a Participant to an Eligible Transferee under Subsection (a) of this Section 16.07, the Options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee’s executor or administrator only in the same manner, to the same extent, and under the same circumstances (including, but not limited to, the time period within which the Options must be exercised) as the Participant could have exercised such Options. The Participant, or in the event of his or her death, the Participant’s estate, shall remain liable for all federal, state, local, and other taxes applicable upon the exercise of a Nonqualified Stock Option by an Eligible Transferee.

Section 16.08.Compliance with Code Section 409A.

(a)

To the extent applicable, it is intended that the Plan and any grants made hereunder comply with (or be exempt from) the provisions of Code Section 409A, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Code Section 409A will also include any regulations, as in effect from time to time, or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)

Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Code Section 409A) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment. Except as permitted under Code Section 409A, any deferred compensation (within the meaning of Code Section 409A) payable to a Participant or for a Participant’s benefit under this Plan and

OLD NATIONAL BANCORP 2026 PROXY STATEMENT	A-17

Appendix 1 – 2026 Equity Compensation Plan

grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Subsidiaries.

(c)

If, at the time of a Participant’s separation from service (within the meaning of Code Section 409A), (i) the Participant is a specified employee (within the meaning of Code Section 409A and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Code Section 409A) the payment of which is required to be delayed pursuant to the six (6)-month delay rule set forth in Code Section 409A in order to avoid taxes or penalties under Code Section 409A, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.

(d)

Notwithstanding any provision of the Plan and grants hereunder to the contrary, in light of any uncertainty with respect to the proper application of Code Section 409A, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Code Section 409A. In any case, a Participant will be solely responsible and liable for the payment and satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Code Section 409A), and neither the Company nor any of its Affiliates will have any obligation to provide the Participant with any tax gross-up or indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

Section 16.09.Recoupment. The Plan will be administered in compliance with Section 10D of the 1934 Act, any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Shares may be listed or traded, and the Company’s clawback policy, as in effect from time to time. This Section 16.09 will not be the Company’s exclusive remedy with respect to such matters.

* * *

A-18	OLD NATIONAL BANCORP 2026 PROXY STATEMENT

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. OLD NATIONAL BANCORP ATTN: CORPORATE SECRETARY P.O. BOX 718 EVANSVILLE, IN 47705 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 12, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 8, 2026 for shares held in an employee benefit plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ONB2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 12, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 8, 2026 for shares held in an employee benefit plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by May 12, 2026. 01) Barbara A. Boigegrain 02) Thomas L. Brown 03) Kathryn J. Hayley 04) Peter J. Henseler 05) Daniel S. Hermann 06) Ryan C. Kitchell 07) Daniel C. Reardon 08) James C. Ryan, III 09) Thomas E. Salmon 10) Michael J. Small 11) Derrick J. Stewart 12) Katherine E. White OLD NATIONAL BANCORP Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 2. Approval of a non-binding advisory proposal on the compensation of the Company's named executive officers. 3. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026. Nominees: 1. Election of Directors THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED UNDER PROPOSAL 1, AND "FOR" PROPOSALS 2, 3 AND 4. NOTE: In their discretion, the proxies named herein are authorized to vote upon such other matters as may properly come before Old National Bancorp's 2026 Annual Meeting of Shareholders, and at any adjournment or postponement thereof. For Against Abstain 4. Approval of the Company’s 2026 Equity Compensation Plan. V88328-P44846 ! ! ! For All Withhold All For All Except ! ! ! ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. SCAN TO VIEW MATERIALS & VOTEw

V88329-P44846 Important Notice Regarding the Availability of Proxy Materials for Old National Bancorp's 2026 Annual Meeting of Shareholders: Old National Bancorp's Annual Report on Form 10-K, Notice of 2026 Annual Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com. Continued and to be signed on reverse side OLD NATIONAL BANCORP 2026 Annual Meeting of Shareholders May 13, 2026 10:00 AM Central Time This proxy is solicited by the Board of Directors The undersigned hereby appoints John V. Moran, IV and Nicholas J. Chulos, and each of them, as proxies, each with the power to act alone and to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Old National Bancorp held of record by the undersigned at the close of business on March 20, 2026 at Old National Bancorp’s 2026 Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/ONB2026, on Wednesday, May 13, 2026, at 10:00 a.m., Central Time. The undersigned hereby acknowledges receipt of Old National Bancorp's Notice of 2026 Annual Meeting of Shareholders, the accompanying Proxy Statement in connection with such meeting and at any adjournment or postponement thereof and Old National Bancorp's Annual Report. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWELVE NOMINEES TO THE BOARD OF DIRECTORS NAMED ON THE REVERSE HEREOF, IN FAVOR OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE OLD NATIONAL BANCORP'S 2026 ANNUAL MEETING OF SHAREHOLDERS AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. NOTICE TO PARTICIPANTS IN EMPLOYEE BENEFIT PLANS If you are a participant in an employee benefit plan of Old National Bancorp and shares of Old National Bancorp are issued to or held for the account of the undersigned under such plan, then this proxy card also serves as voting instructions and directions to the trustee or administrator of each plan to vote such shares at the 2026 Annual Meeting of Shareholders, and at any adjournment or postponement thereof, as indicated on the reverse side of this proxy card. If no voting instructions or directions are provided, the respective trustee or plan administrator will vote the plan shares of the undersigned according to the provisions of the applicable plan.